                                                                    EXHIBIT 10.2

                     $350,000,000 REVOLVING CREDIT FACILITY
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                  BY AND AMONG

                                 ARCH COAL, INC.

                                       AND

                            THE LENDERS PARTY HERETO

                                       AND

                         PNC BANK, NATIONAL ASSOCIATION,

                             AS ADMINISTRATIVE AGENT

                                       AND

                              JPMORGAN CHASE BANK,

                              AS SYNDICATION AGENT

                                       AND

                                 CITIBANK, N.A.,

                        CREDIT LYONNAIS NEW YORK BRANCH,

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION,

                             AS DOCUMENTATION AGENTS

                                 AUGUST 20, 2004

================================================================================

                          J.P. MORGAN SECURITIES, INC.

                                       AND

                           PNC CAPITAL MARKETS, INC.,

                     AS LEAD ARRANGERS AND JOINT BOOKRUNNERS

                                TABLE OF CONTENTS

Section                                                                                                                        Page
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
1.      CERTAIN DEFINITIONS.................................................................................................     1

        1.1       Certain Definitions.......................................................................................     1

        1.2       Construction..............................................................................................    37
                  1.2.1        Number; Inclusion............................................................................    37
                  1.2.2        Determination................................................................................    37
                  1.2.3        Administrative Agent's Discretion and Consent................................................    37
                  1.2.4        Documents Taken as a Whole...................................................................    37
                  1.2.5        Headings.....................................................................................    37
                  1.2.6        Implied References to This Agreement.........................................................    37
                  1.2.7        Persons......................................................................................    37
                  1.2.8        Modifications to Documents...................................................................    38
                  1.2.9        From, To and Through.........................................................................    38
                  1.2.10       Shall; Will..................................................................................    38
        1.3       Accounting Principles.....................................................................................    38

2.      REVOLVING CREDIT AND SWING LOAN FACILITIES..........................................................................    39

        2.1       Revolving Credit Commitments..............................................................................    39
                  2.1.1        Revolving Credit Loans.......................................................................    39
                  2.1.2        Swing Loan Commitment........................................................................    39

        2.2       Nature of Banks' Obligations With Respect to Revolving Credit Loans.......................................    39

        2.3       Fees; Commitment Fee......................................................................................    39

        2.4       Loan Requests.............................................................................................    40

                  2.4.1        Committed Loan Requests......................................................................    40
                  2.4.2        Swing Loan Requests..........................................................................    40

        2.5       Making Revolving Credit Loans and Swing Loans.............................................................    41
                  2.5.1        Making Swing Loans...........................................................................    41

        2.6       Swing Loan Note...........................................................................................    41

        2.7       Use of Proceeds...........................................................................................    41

        2.8       Borrowings to Repay Swing Loans...........................................................................    42

        2.9       Letter of Credit Subfacility..............................................................................    42
                  2.9.1        Issuance of Letters of Credit................................................................    42
                  2.9.2        Letter of Credit Fees........................................................................    43
                  2.9.3        Participations in Letters of Credit; Disbursements, Reimbursement............................    43
                  2.9.4        Documentation................................................................................    44
                  2.9.5        Determinations to Honor Drawing Requests.....................................................    45
                  2.9.6        Nature of Participation and Reimbursement Obligations........................................    45
                  2.9.7        Indemnity....................................................................................    46
                  2.9.8        Liability for Acts and Omissions.............................................................    47

3.      INTEREST RATES......................................................................................................    48

        3.1       Interest Rate Options.....................................................................................    48
                  3.1.1        Interest Rate Options........................................................................    49
                  3.1.2        Rate Quotations..............................................................................    49
                  3.1.3        Change in Fees or Interest Rates.............................................................    49
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                                TABLE OF CONTENTS

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Section                                                                                                                        Page
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        3.2       Interest Periods..........................................................................................    50
                  3.2.1        Ending Date and Business Day.................................................................    50
                  3.2.2        Amount of Borrowing Tranche..................................................................    50
                  3.2.3        Termination Before  Applicable Expiration Date...............................................    50
                  3.2.4        Renewals.....................................................................................    50

        3.3       Interest After Default....................................................................................    50
                  3.3.1        Letter of Credit Fees, Interest Rate.........................................................    51
                  3.3.2        Other Obligations............................................................................    51
                  3.3.3        Acknowledgment...............................................................................    51

        3.4       Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available............................    51
                  3.4.1        Unascertainable..............................................................................    51
                  3.4.2        Illegality; Increased Costs; Deposits Not Available..........................................    51
                  3.4.3        Administrative Agent's and Lender's Rights...................................................    52

        3.5       Selection of Interest Rate Options........................................................................    52

4.      PAYMENTS ...........................................................................................................    53

        4.1       Payments..................................................................................................    53

        4.2       Pro Rata Treatment of Banks...............................................................................    53

        4.3       Interest Payment Dates....................................................................................    54

        4.4       Prepayments...............................................................................................    54
                  4.4.1        Voluntary Prepayments........................................................................    54
                  4.4.2        Replacement of a Lender......................................................................    55
                  4.4.3        Change of Lending Office.....................................................................    56
                  4.4.4        Voluntary Reduction of Commitments...........................................................    56
                  4.4.5        Mandatory Prepayment Upon Sale of Assets; Mandatory Reduction of Revolving Credit
                               Commitments..................................................................................    56

        4.5       Additional Compensation in Certain Circumstances..........................................................    57
                  4.5.1        Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital Adequacy
                               Requirements, Expenses, Etc..................................................................    57
                  4.5.2        Indemnity....................................................................................    58

        4.6       Notes.....................................................................................................    58

        4.7       Settlement Date Procedures................................................................................    58

        4.8       Taxes.....................................................................................................    59
                  4.8.1        No Deductions................................................................................    59
                  4.8.2        Stamp Taxes..................................................................................    59
                  4.8.3        Indemnification for Taxes Paid by Lenders....................................................    59
                  4.8.4        Certificate..................................................................................    60
                  4.8.5        Survival.....................................................................................    60
                  4.8.6        Refund and Contest...........................................................................    60

5.      REPRESENTATIONS AND WARRANTIES......................................................................................    60

        5.1       Representations and Warranties............................................................................    60
                  5.1.1        Organization and Qualification...............................................................    60
                  5.1.2        Shares of Borrower; Subsidiaries; and Subsidiary Shares......................................    61
                  5.1.3        Power and Authority..........................................................................    61
                  5.1.4        Validity and Binding Effect..................................................................    62
                  5.1.5        No Conflict..................................................................................    62
                  5.1.6        Litigation...................................................................................    63

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                                TABLE OF CONTENTS

Section                                                                                                                        Page
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
                  5.1.7        Financial Statements.........................................................................    63
                  5.1.8        Use of Proceeds; Margin Stock................................................................    63
                  5.1.9        Full Disclosure..............................................................................    64
                  5.1.10       Taxes........................................................................................    64
                  5.1.11       Consents and Approvals.......................................................................    65
                  5.1.12       No Event of Default; Compliance With Instruments and Material Contracts......................    65
                  5.1.13       Insurance....................................................................................    65
                  5.1.14       Compliance With Laws.........................................................................    65
                  5.1.15       Investment Companies; Regulated Entities.....................................................    66
                  5.1.16       Plans and Benefit Arrangements...............................................................    66
                  5.1.17       Employment Matters...........................................................................    67
                  5.1.18       Environmental Matters........................................................................    67
                  5.1.19       Senior Debt Status...........................................................................    67
                  5.1.20       Title to Properties..........................................................................    68
                  5.1.21       Coastal Agreement............................................................................    68
                  5.1.22       Patents, Trademarks, Copyrights, Licenses, Etc...............................................    68
                  5.1.23       Security Interests and Mortgage Liens........................................................    68
                  5.1.24       Status of Pledged Collateral.................................................................    69
                  5.1.25       Solvency.....................................................................................    69
                  5.1.26       Anti-Terrorism Laws..........................................................................    70

        5.2       Continuation of Representations...........................................................................    71

6.      CONDITIONS TO AMENDMENT AND RESTATEMENT OF ORIGINAL CREDIT AGREEMENT;
CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT ....................................................................    71

        6.1       Conditions to Amendment and Restatement of Original Credit Agreement......................................    71
                  6.1.1        Officer's Certificate........................................................................    71
                  6.1.2        Secretary's Certificate......................................................................    71
                  6.1.3        Delivery of Loan Documents...................................................................    72
                  6.1.4        Opinion of Counsel...........................................................................    72
                  6.1.5        Legal Details................................................................................    73
                  6.1.6        Payment of Fees..............................................................................    73
                  6.1.7        Consents.....................................................................................    73
                  6.1.8        Officer's Certificate Regarding No Material Adverse Change and Solvency......................    73
                  6.1.9        No Violation of Laws.........................................................................    74
                  6.1.10       No Actions or Proceedings....................................................................    74
                  6.1.11       Insurance....................................................................................    74
                  6.1.12       Joinder by Vulcan Joinder Company to Loan Documents..........................................    74
                  6.1.13       Satisfactory Environmental Review............................................................    74
                  6.1.14       UCC, Lien and Judgment Searches..............................................................    74
                  6.1.15       Filing Receipts..............................................................................    75
                  6.1.16       Consummation of Acquisitions; Repayment of Certain Indebtedness..............................    75
                  6.1.17       Triton EBITDDA...............................................................................    76
                  6.1.18       Confirmation of Loan Documents...............................................................    76
                  6.1.19       Amended and Restated Schedules...............................................................    76
                  6.1.20       Certain Amended and Restated Exhibits........................................................    76

        6.2       Each Additional Loan or Letter of Credit..................................................................    76

7.      COVENANTS ..........................................................................................................    77

        7.1       Affirmative Covenants.....................................................................................    77
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                                TABLE OF CONTENTS

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
Section                                                                                                                        Page
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
                  7.1.1        Preservation of Existence, Etc...............................................................    77
                  7.1.2        Payment of Liabilities, Including Taxes, Etc.................................................    77
                  7.1.3        Maintenance of Insurance.....................................................................    78
                  7.1.4        Maintenance of Properties and Leases.........................................................    78
                  7.1.5        Visitation Rights............................................................................    78
                  7.1.6        Keeping of Records and Books of Account......................................................    79
                  7.1.7        Plans and Benefit Arrangements...............................................................    79
                  7.1.8        Compliance With Laws.........................................................................    79
                  7.1.9        Use of Proceeds..............................................................................    79
                  7.1.10       Operation of Mines...........................................................................    80
                  7.1.11       Maintenance of Material Contracts............................................................    80
                  7.1.12       Further Assurances...........................................................................    80
                  7.1.13       Subordination of Intercompany Loans..........................................................    80
                  7.1.14       Additional Collateral........................................................................    80
                  7.1.15       Tax Shelter Regulations......................................................................    81
                  7.1.16       Anti-Terrorism Laws..........................................................................    81

        7.2       Negative Covenants........................................................................................    82
                  7.2.1        Indebtedness.................................................................................    82
                  7.2.2        Liens........................................................................................    83
                  7.2.3        Liquidations, Mergers, Consolidations, Acquisitions..........................................    83
                  7.2.4        Dispositions of Assets or Subsidiaries.......................................................    85
                  7.2.5        Affiliate Transactions.......................................................................    87
                  7.2.6        Subsidiaries, Partnerships and Joint Ventures................................................    87
                  7.2.7        Continuation of or Change in Business........................................................    88
                  7.2.8        Plans and Benefit Arrangements...............................................................    88
                  7.2.9        Off-Balance Sheet Financing and Capital Leases...............................................    88
                  7.2.10       Maximum Leverage Ratio.......................................................................    88
                  7.2.11       Minimum Fixed Charge Coverage Ratio..........................................................    89
                  7.2.12       Minimum Net Worth............................................................................    90
                  7.2.13       No Restriction on Dividends or Certain Loans.................................................    90
                  7.2.14       Loans and Investments........................................................................    90
                  7.2.15       Amendments to Acquisition Documents or Vulcan Acquisition Documents..........................    92
                  7.2.16       Transactions With Respect to AWAC............................................................    93

        7.3       Reporting Requirements....................................................................................    93
                  7.3.1        Quarterly Financial Statements...............................................................    93
                  7.3.2        Annual Financial Statements..................................................................    93
                  7.3.3        Certificate of the Borrower..................................................................    94
                  7.3.4        Notice of Default............................................................................    94
                  7.3.5        Notice of Litigation.........................................................................    94
                  7.3.6        Notice of Change in Debt Rating..............................................................    95
                  7.3.7        Notices Regarding Plans and Benefit Arrangements.............................................    95
                  7.3.8        Other Information; Notice of Default Under the AWR Senior Notes..............................    96
                  7.3.9        Tax Shelter Provisions.......................................................................    97

8.      DEFAULT ............................................................................................................    97

        8.1       Events of Default.........................................................................................    97
                  8.1.1        Payments Under Loan Documents................................................................    97
                  8.1.2        Breach of Warranty...........................................................................    97
                  8.1.3        Breach of Negative Covenants or Visitation Rights............................................    97
                  8.1.4        Breach of Other Covenants....................................................................    98
                  8.1.5        Defaults in Other Agreements or Indebtedness.................................................    98

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                                TABLE OF CONTENTS

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
Section                                                                                                                        Page
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                  8.1.6        Judgments or Orders..........................................................................    98
                  8.1.7        Loan Document Unenforceable..................................................................    99
                  8.1.8        Proceedings Against Assets...................................................................    99
                  8.1.9        Notice of Lien or Assessment.................................................................    99
                  8.1.10       Insolvency...................................................................................    99
                  8.1.11       Events Relating to Plans and Benefit Arrangements............................................    99
                  8.1.12       Cessation of Business........................................................................   100
                  8.1.13       Change of Control............................................................................   100
                  8.1.14       Involuntary Proceedings......................................................................   100
                  8.1.15       Voluntary Proceedings........................................................................   101

        8.2       Consequences of Event of Default..........................................................................   101
                  8.2.1        Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings............   101
                  8.2.2        Bankruptcy, Insolvency or Reorganization Proceedings.........................................   101
                  8.2.3        Set-off......................................................................................   102
                  8.2.4        Suits, Actions, Proceedings..................................................................   102
                  8.2.5        Application of Proceeds......................................................................   102
                  8.2.6        Other Rights and Remedies....................................................................   103

9.      THE AGENTS .........................................................................................................   103

        9.1       Appointment...............................................................................................   103

        9.2       Delegation of Duties......................................................................................   103

        9.3       Nature of Duties; Independent Credit Investigation........................................................   104

        9.4       Actions in Discretion of Agents; Instructions From the Banks..............................................   104

        9.5       Reimbursement and Indemnification of Agents by the Borrower...............................................   105

        9.6       Exculpatory Provisions; Limitation of Liability...........................................................   106

        9.7       Reimbursement and Indemnification of Agents by the Lenders................................................   106

        9.8       Reliance by Agents........................................................................................   107

        9.9       Notice of Default.........................................................................................   107

        9.10      Notices...................................................................................................   107

        9.11      Banks in Their Individual Capacities......................................................................   108

        9.12      Holders of Notes..........................................................................................   108

        9.13      Equalization of Lenders...................................................................................   108

        9.14      Successor Agents..........................................................................................   109

        9.15      Administrative Agent's Fees...............................................................................   110

        9.16      Availability of Funds.....................................................................................   110

        9.17      Calculations..............................................................................................   110

        9.18      Certain Releases of Guarantors and Collateral.............................................................   110

        9.19      Beneficiaries.............................................................................................   111

        9.20      No Reliance on Administrative Agent's Customer Identification Program.....................................   111

10.     MISCELLANEOUS.......................................................................................................   111

        10.1      Modifications, Amendments or Waivers......................................................................   111

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                                TABLE OF CONTENTS

Section                                                                                                                        Page
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
                  10.1.1       Increase of Revolving Credit Commitments; Extension of Expiration Date; Modification of
                               Terms of Payment.............................................................................   111
                  10.1.2       Release of Guarantor.........................................................................   112
                  10.1.3       Miscellaneous................................................................................   112

        10.2      No Implied Waivers; Cumulative Remedies; Writing Required.................................................   112

        10.3      Reimbursement and Indemnification of Lenders by the Borrower; Taxes.......................................   112

        10.4      Holidays..................................................................................................   114

        10.5      Funding by Branch, Subsidiary or Affiliate................................................................   114
                  10.5.1       Notional Funding.............................................................................   114
                  10.5.2       Actual Funding...............................................................................   114

        10.6      Notices...................................................................................................   115

        10.7      Severability..............................................................................................   115

        10.8      Governing Law.............................................................................................   115

        10.9      Prior Understanding.......................................................................................   115

        10.10     Duration; Survival........................................................................................   116

        10.11     Successors and Assigns....................................................................................   116
                  10.11.1      Binding Effect; Assignments by Borrower......................................................   116
                  10.11.2      Assignments and Participations by Banks......................................................   116
                  10.11.3      Non-U.S. Assignees and Participants..........................................................   118
                  10.11.4      Assignments by Lenders to Federal Reserve Banks..............................................   119

        10.12     Confidentiality...........................................................................................   119
                  10.12.1      General......................................................................................   119
                  10.12.2      Sharing Information With Affiliates of the Lenders...........................................   120

        10.13     Counterparts..............................................................................................   120

        10.14     Agent's or Lender's Consent...............................................................................   120

        10.15     Exceptions.  120

        10.16     CONSENT TO FORUM; WAIVER OF JURY TRIAL....................................................................   121

        10.17     Certifications from Lenders and Participants..............................................................   121
                  10.17.1      Tax Withholding..............................................................................   121
                  10.17.2      USA Patriot Act..............................................................................   122

        10.18     Requirements for Significant Subsidiaries.................................................................   122
                  10.18.1      Guaranties and Collateral....................................................................   122
                  10.18.2      Additional Collateral........................................................................   123

        10.19     Amendment and Restatement; No Novation....................................................................   123

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

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)      -       PRICING GRID
SCHEDULE 1.1(B)      -       COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(M)      -       MLP PROPERTIES
SCHEDULE 1.1 (N)             NORTH ROCHELLE ASSETS TO BE CONTRIBUTED; NORTH ROCHELLE ASSUMED LIABILITIES
SCHEDULE 2.9.1       -       EXISTING LETTERS OF CREDIT
SCHEDULE 5.1.2       -       CERTAIN INFORMATION REGARDING CAPITALIZATION OF BORROWER AND ITS SUBSIDIARIES
SCHEDULE 5.1.6       -       LITIGATION
SCHEDULE 5.1.7       -       CERTAIN DISCLOSURES REGARDING FINANCIAL STATEMENTS
SCHEDULE 5.1.11      -       CONSENTS AND APPROVALS
SCHEDULE 5.1.18      -       CERTAIN DISCLOSURES REGARDING ENVIRONMENTAL MATTERS
SCHEDULE 5.1.22      -       PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.
SCHEDULE 5.1.24      -       PARTNERSHIP AGREEMENTS; LLC AGREEMENTS
SCHEDULE 7.2.5       -       CERTAIN AFFILIATE TRANSACTIONS

EXHIBITS

EXHIBIT 1.1(A)       -       ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(C)       -       AMENDED AND RESTATED COLLATERAL SHARING AGREEMENT
EXHIBIT 1.1(G)(1)    -       GUARANTOR JOINDER AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(G)(2)    -       AMENDED AND RESTATED CONTINUING GUARANTY AND SURETYSHIP AGREEMENT
EXHIBIT 1.1(P)       -       AMENDED AND RESTATED PLEDGE AGREEMENT
EXHIBIT 1.1(R)       -       REVOLVING CREDIT NOTE
EXHIBIT 1.1(S)(1)    -       AMENDED AND RESTATED SUBORDINATION AGREEMENT (INTERCOMPANY)
EXHIBIT 1.1(S)(2)    -       SWING LOAN NOTE
EXHIBIT 2.4.1        -       COMMITTED LOAN REQUEST
EXHIBIT 2.4.2        -       SWING LOAN REQUEST
EXHIBIT 4.4.4        -       COMMITMENT REDUCTION NOTICE

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

EXHIBIT 6.1.4.1      -       OPINION OF COUNSEL
EXHIBIT 6.1.4.2      -       OPINION OF COUNSEL (DORSEY & WHITNEY LLP)
EXHIBIT 7.3.3        -       QUARTERLY COMPLIANCE CERTIFICATE

                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS AMENDED AND RESTATED CREDIT AGREEMENT is dated as of August 20, 2004 and is made by and among ARCH COAL, INC., a Delaware corporation (the "Borrower"), the LENDERS (as hereinafter defined), JPMORGAN CHASE BANK, in its capacity as syndication agent, CITIBANK, N.A., CREDIT LYONNAIS NEW YORK BRANCH, U.S. BANK NATIONAL ASSOCIATION, each in its capacity as a documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks under this Agreement.

                                   WITNESSETH:

      WHEREAS, the Borrower, JPMorgan Chase Bank (successor in such capacity to Morgan Guaranty Trust Company of New York), as syndication agent, Wachovia Corporation (successor in such capacity to First Union National Bank), as documentation agent, PNC Bank, National Association, as administrative agent, and certain lenders are parties to that Credit Agreement dated as of June 1, 1998, as amended as of January 21, 2000, as amended and restated as of April 18, 2002, and as further amended as of January 27, 2003, June 25, 2003, August 19, 2003 December 22, 2003, January 30,2004, May 14, 2004, and August 17, 2004 (the
"Original Credit Agreement"), providing for a $350,000,000 revolving credit facility to the Borrower; and

      WHEREAS, the Borrower has requested certain amendments to the Original Credit Agreement and, subject to the terms and conditions hereof, the parties hereto agree that, effective as of the Second Restatement Effective Date, the Original Credit Agreement shall hereby be amended and restated for the convenience of such parties in its entirety as set forth below, to provide that the revolving credit facility under the Original Credit Agreement shall be continued hereby; and

      WHEREAS, the pledge of equity interests of certain Subsidiaries of the Borrower and the guaranties for the revolving credit facility under the Original Credit Agreement shall continue to secure the revolving credit loans and all other obligations hereunder.

      NOW, THEREFORE, the parties hereto in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

            1. CERTAIN DEFINITIONS

                        1.1 Certain Definitions.

            In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                  Acquisition shall mean the transactions contemplated by the Purchase Agreement and the Contribution Agreement, as such documents may be amended, modified or supplemented after the Closing Date as permitted by Section 7.2.15.

                  Acquisition Documents shall mean collectively the Purchase Agreement, the Contribution Agreement, the Tax Sharing Agreement, and the LLC Agreements, as limited by their schedules and exhibits, as the same may be amended, restated, modified or supplemented after the Closing Date as permitted by Section 7.2.15.

                  Additional Collateral shall mean collectively, (i) the property of the applicable Loan Parties in which security interests are to be granted under the Security Agreements, (ii) the property of the applicable Loan Parties in which security interests are to be granted under the Patent, Trademark and Copyright Security agreements, (iii) the Property of the applicable Loan Parties in which security interests are to be granted under the Mortgages, and (iv) all other property of the applicable Loan Parties in which Liens and/or security interests are to be granted in favor of the Lenders, following the Additional Collateral Trigger Date, as more fully described in
Section 7.1.14 [Additional Collateral].

                  Additional Collateral Delivery Date shall mean the date which is the later of (i) one hundred twenty (120) days following the Additional Collateral Trigger Date and (ii) one hundred twenty (120) days following the Second Restatement Effective Date.

                  Additional Collateral Documents shall mean collectively the Patent, Trademark and Copyright Security Agreements, the Security Agreements, the Mortgages, the Additional Indemnity Agreements, and each other agreement providing for a security interest in and/or Lien on the Additional Collateral.

                  Additional Collateral Trigger Date shall have the meaning assigned to that term in Section 7.1.14.

                  Additional Indemnity Agreements shall mean collectively each indemnity agreement, in form and substance acceptable to the Administrative Agent, as executed and delivered by any Loan Party for the benefit of the Lenders (subsequent to the Additional Collateral Trigger Date), as any of the same Indemnity Agreements may be supplemented, amended, restated, replaced, or modified from time to time, and Additional Indemnity Agreement shall mean any of the Additional Indemnity Agreements.

                  Administrative Agent shall mean PNC Bank, National Association, in its capacity as administrative agent for the Lenders under this Agreement and its successors in such capacity.

                  Administrative Agent's Fee shall have the meaning assigned to that term in Section 9.15.

                  Administrative Agent's Letter shall have the meaning assigned to that term in Section 9.15.

                  Affiliate as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 5% or more of any class of the voting or other equity interests of such Person, or (iii) 5% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                  Agents shall mean collectively the Administrative Agent and the Syndication Agent, and Agent shall mean any one of the Agents, individually.

                  Agreement shall mean the Original Credit Agreement (including all schedules and exhibits) as hereby amended and restated as of the Second Restatement Effective Date by this Amended and Restated Credit Agreement (including all schedules and exhibits), as the same may hereafter be supplemented, amended, restated, refinanced, replaced, or modified from time to time in accordance herewith.

                  Anti-Terrorism Laws shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, and the USA Patriot Act.

                  Applicable Commitment Fee Rate shall mean the percentage rate per annum at the indicated level of Debt Rating in effect from time to time as set forth in the pricing grid on Schedule 1.1(A) below the heading "Commitment Fee." The Applicable Commitment Fee Rate shall be computed in accordance with the parameters set forth on Schedule 1.1(A). It is expressly agreed that on the Restatement Effective Date, the Applicable Commitment Fee Rate shall be such rate as computed in accordance with the parameters set forth on Schedule 1.1(A) but no less than the rate set forth in the pricing grid in Level III thereof. For periods after the Restatement Effective Date, the Applicable Commitment Fee Rate shall be the amount determined under Schedule 1.1(A) based upon the applicable Debt Rating in effect from time to time.

                  Applicable Letter of Credit Fee Rate shall mean the rate per annum at the indicated level of Debt Rating in effect from time to time as set forth in the pricing grid on Schedule 1.1(A) below the heading "Letter of Credit Fee." The Applicable Letter of Credit Fee Rate shall be computed in accordance with the parameters set forth on Schedule 1.1(A). It is expressly agreed that on the Restatement Effective Date, the Applicable Letter of Credit Fee Rate shall be such rate as computed in accordance with the parameters set forth on Schedule 1.1(A) but no less than the rate set forth in the pricing grid in Level III thereof. For periods after the Restatement Effective Date, the Applicable Letter of Credit Fee Rate shall be the amount determined under Schedule 1.1(A) based upon the applicable Debt Rating in effect from time to time.

                  Applicable Margin shall mean, as applicable:

                  (A) the percentage spread to be added to Euro-Rate under the Euro-Rate Option at the indicated level of Debt Rating in effect from time to time as set forth in the pricing grid on Schedule 1.1(A) below the heading "Revolving Credit Euro-Rate Spread," or

                  (B) the percentage spread to be added to the Base Rate under the Base Rate Option at the indicated level of Debt Rating in effect from time to time as set forth in the pricing grid on Schedule 1.1(A) below the heading "Revolving Credit Base Rate Spread."

The Applicable Margin shall be computed in accordance with the parameters set forth on Schedule 1.1(A). It is expressly agreed that on the Restatement Effective Date, the Applicable Margin shall be such amount as determined in accordance with Schedule 1.1(A) but no less than the amount set forth in the pricing grid in Level III thereof. For periods after the Restatement Effective Date, the Applicable Margin shall be the amount determined under clause (A) or clause (B) above.

                  Appropriate Percentage shall mean, with respect to each Special Subsidiary, the percentage of the equity of such Person owned by the Borrower or any Subsidiary of the Borrower.

                  Arch Coal Group shall mean, as of any date of determination, the Borrower and its Subsidiaries (other than the Excluded Subsidiaries and the Securitization Subsidiary).

                  Arch of Wyoming LLC shall mean Arch of Wyoming, LLC, a limited liability company organized and existing under the laws of the State of Delaware.

                  Arch of Wyoming LLC Agreement shall mean that certain Limited Liability Agreement, dated as of April 15, 1998, of Arch of Wyoming LLC.

                  Arch Western shall mean Arch Western Resources, LLC, a limited liability company organized and existing under the laws of the State of Delaware.

                  Arch Western Credit Facility (1998) shall mean that certain Credit Agreement by and among Arch Western, PNC Bank, as administrative agent, and JPMorgan Chase Bank (successor in such capacity to Morgan Guaranty Trust Company of New York), as syndication agent, providing for a $675,000,000 term loan facility to Arch Western, dated as of June 1, 1998, as amended and restated through and including the Restatement Effective Date.

                  Arch Western Group shall mean, as of any date of determination, AWAC, Arch Western and the Subsidiaries of Arch Western.

                  Arch Western LLC Agreement shall mean that certain Limited Liability Company Agreement by and between AWAC and Delta Housing, Inc., a Delaware corporation, dated as of June 1, 1998, with AWAC and Delta Housing, Inc. as members and creating Arch Western Resources, LLC, a Delaware limited liability company.

                  Arch Western Term Facility shall mean the credit agreement and other material loan documentation evidencing the Indebtedness permitted by clause (xi) of Section 7.2.1 of this Agreement, as the same may be restated, amended, modified or supplemented from time to time.

                  ARCO shall mean Atlantic Richfield Company, a corporation organized and existing under the laws of the State of Delaware.

                  Assignment and Assumption Agreement shall mean an Assignment and Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Administrative Agent, as agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.1(A).

                  Authorized Officer shall mean those individuals, designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

                  AWAC shall mean Arch Western Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware.

                  AWR Derivatives Obligations Adjustment shall mean, for any period of determination, the actual aggregate amount of all charges (including in such aggregate amount the amount of all charges treated under GAAP as one-time expense items and all charges treated under GAAP as amortized expenses), as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, to consolidated net income of the Borrower and its Subsidiaries during such period, which charges are attributable to certain Derivatives Obligations (which Derivative Obligations previously provided interest rate protection for the Arch Western Credit Facility (1998)) and which will no longer qualify for hedge accounting treatment in accordance with GAAP under FASB 133 upon the refinancing of the loans under the Arch Western Credit Facility (1998) with the proceeds of the issuance of the AWR Senior Notes.

                  AWR Financing Fee Adjustment shall mean the lesser of (y) $5,000,000, and (z) the actual amount of fees and expenses (the "Designated Fees"), as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, deducted from consolidated net income of the Borrower and its Subsidiaries during the fiscal quarter of the Borrower when the AWR Senior Notes are issued by Arch Western or a Subsidiary of Arch Western, which Designated Fees were incurred as part of the customary transaction closing costs in connection with the closing of the Arch Western Credit Facility (1998) and which were required to be capitalized in accordance with GAAP and, as of the date of issuance of the AWR Senior Notes, which Designated Fees are required in accordance with GAAP to be deducted as an expense and are no longer permitted to be capitalized under GAAP.

                  AWR Senior Notes shall mean the Senior Notes of Arch Western or a Subsidiary of Arch Western which are issued pursuant to the AWR Senior Notes Indenture and which meet all of the requirements of and constitute Permitted Additional AWR Indebtedness.

                  AWR Senior Notes Indenture shall mean the indenture, governing the AWR Senior Notes, as in effect on the Second Amendment Effective Date and without regard to any restatement, amendment, modification or supplement thereof after the Second Amendment Effective Date.

                  Banks shall mean the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

                  Base Net Worth shall mean the sum of (i) $462,811,000, plus
(ii) 50% of consolidated net income of the Borrower and its Subsidiaries (with consolidated net income determined, without duplication: (1) before the after-tax effect of changes in accounting principles, and (2) without regard to the effect, without duplication, of the AWR Derivatives Obligations Adjustment or the effect of the AWR Financing Fee Adjustment) for each fiscal quarter in which net income was earned commencing with the fiscal quarter ending June 30, 2002, plus (iii) 100% of the net increase in Consolidated Tangible Net Worth resulting from the issuance of any equity securities by the Borrower, for the period from April 1, 2002 through the date of determination.

                  In no event shall Base Net Worth be reduced on account of a consolidated net loss for any fiscal period.

                  Base Rate shall mean the greater of (i) the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Administrative Agent, or (ii) the Federal Funds Open Rate plus 1/2% per annum.

                  Base Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(i).

                  Benefit Arrangement shall mean at any time an "employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                  Blocked Person shall have the meaning assigned to such term in
Section 5.1.26.2.

                  Borrower shall mean Arch Coal, Inc., a corporation organized and existing under the laws of the State of Delaware.

                  Borrower Shares shall have the meaning set forth in Section 5.1.2.

                  Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                  Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Committed Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate applies shall constitute one Borrowing Tranche.

                  Buckskin Operations shall mean that certain mine commonly referred to by the Vulcan Joinder Company as the Buckskin Mine and that is located in Campbell County, Wyoming.

                  Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and New York, New York; and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

                  Canyon Fuel shall mean Canyon Fuel Company, LLC, a limited liability company organized and existing under the laws of the State of Delaware Canyon Fuel LLC Agreement shall mean that certain Limited Liability Company agreement by and between Arch Western (or a Subsidiary of Arch Western) and Itochu Coal International, Inc., a Delaware corporation, dated as of January 1, 1997, as amended, with Arch Western and Itochu Coal International, Inc. as members of Canyon Fuel Company, LLC, a Delaware limited liability company.

                  CIP Regulations shall have the meaning set forth in Section 9.20.

                  Citibank shall mean Citibank, N.A., its successors and assigns.

                  Closing Date shall mean the Business Day on which the first Loan shall be made, which shall be June 1, 1998.

                  Coastal Agreement shall mean that certain Purchase and Sale Agreement among The Coastal Corporation, a Delaware corporation, Coastal Coal, Inc., a Delaware corporation, ARCO and Itochu Corporation, a Japanese corporation, dated as of October 23, 1996.

                  Collateral shall mean collectively, (i) the property of the applicable Loan Parties in which security interests are to be or have been granted under the Pledge Agreements, and (ii) all other property of the applicable Loan Parties in which Liens and/or security interests are to be or have been granted in favor of the Lenders pursuant to Section 10.18.1.

                  Collateral Agent shall mean the "Collateral Agent" as such term is defined in the Collateral Sharing Agreement.

                  Collateral Documents shall mean collectively, the Existing Indemnity Agreements, the Pledge Agreements, the Collateral Sharing Agreement and each other agreement providing for a security interest in and/or Lien on the Collateral.

                  Collateral Sharing Agreement shall mean the Amended and Restated Collateral Agency and Sharing Agreement, among Borrower, the Guarantors, the Administrative Agent on behalf of the Lenders, the Owner Trustee (as defined therein), the Loan Trustee (as defined therein), the Swap Parties (as defined therein) party thereto, and PNC Bank, as Collateral Agent (as defined therein), substantially in the form of Exhibit 1.1(C) hereto, as the same may be supplemented, amended, restated, replaced, or modified from time to time.

                  Commercial Letter of Credit shall mean any Letter of Credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

                  Commitment shall mean as to any Bank the aggregate of its Revolving Credit Commitment and, in the case of PNC Bank, its Swing Loan Commitment, and Commitments shall mean the aggregate of the Revolving Credit Commitments and Swing Loan Commitment of all of the Banks.

                  Commitment Fee shall mean the fee referred to in Section
2.3.1.

                  Commitment Reduction Notice shall have the meaning set forth in Section 4.4.4.

                  Committed Loan shall mean either a Revolving Credit Loan or a Swing Loan.

                  Committed Loan Request shall mean a request for a Revolving Credit Loan or a Swing Loan or a request to select, convert to or renew a Base Rate Option or Euro-Rate Option with respect to an outstanding Revolving Credit Loan in accordance with Sections 2.4, 3.1 and 3.2.

                  Commodity Price Protection Agreement shall mean a crude oil or heating oil price protection agreement, for the purpose of hedging the purchase price of diesel fuel used by the Loan Parties in the ordinary course operations of their business, in a standard International Swap Dealer Association Agreement, including, without limitation, providing for the method of calculating the reimbursable amount of the provider's credit exposure in a reasonable and customary manner.

                  Consolidated Tangible Net Worth shall mean as of any date of determination total stockholders' equity (determined before the after-tax effect of changes in accounting principles) less Intangible Assets of the Borrower and its Subsidiaries as of such date, all as determined and consolidated in accordance with GAAP less the positive number, if any, equal to the amount of the Investment by the Borrower and its Subsidiaries in Permitted Joint Ventures in excess of $30,000,000.

                  Contamination shall mean the presence or Release or threat of Release of Regulated Substances in, on, under or emanating to or from the Property, which pursuant to Environmental Laws requires notification or reporting to an Official Body, or which pursuant to Environmental Laws requires the investigation, cleanup, removal, remediation, containment, abatement of or other response action or which otherwise constitutes a violation of Environmental Laws.

                  Contribution Agreement shall mean that certain Contribution Agreement among the Borrower, AWAC, ARCO, Delta Housing, Inc., a Delaware corporation, and Arch Western.

                  Credit Lyonnais shall mean Credit Lyonnais New York Branch, its successors and assigns.

                  Debt shall mean for any Person as of any date of determination, the difference between the following (a) and (b): (a) the sum, without duplication, of the following for such Person, as of such date, determined in accordance with GAAP: (i) all indebtedness for borrowed money (including, without limitation, all subordinated indebtedness), (ii) all amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) all indebtedness in respect of any other transaction (including production payments (excluding royalties), installment purchase agreements, forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements, (iv) reimbursement obligations (contingent or otherwise) under any letter of credit (other than, with respect to the Borrower and its Subsidiaries, contingent reimbursement obligations aggregating at any time up to $75,000,000 and other than contingent reimbursement obligations in respect of the letter of credit issued to support the Port Bond), (v) fifty percent (50%) of all indebtedness and other obligations in respect of any Permitted Receivables Financing, and
(vi) the amount of all indebtedness (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) in respect of all Guarantees by such Person (the "Guaranteeing Person") of Debt of other Persons (each such other Person being a "Primary Obligor" and the obligations of a Primary Obligor which are subject to a Guarantee by a Guaranteeing Person being "Primary Obligations") (it being understood that if the Primary Obligations of the Primary Obligor do not constitute Debt, then the Guarantee by the Guaranteeing Person of the Primary Obligations of the Primary Obligor shall not constitute Debt). It is expressly agreed that the amount of the indebtedness in respect of the Guaranty by the Borrower of the Port Bond, shall be excluded from the amount determined under clause (vi) of the previous sentence. Further, it is expressly agreed that the difference between actual funded indebtedness and the fair market value of funded indebtedness recorded as required by the Statement of the Financial Accounting Standards Board No. 141 (as in effect on the Restatement Effective Date) will be excluded from indebtedness in the determination of Debt.

                  Debt Rating shall mean the rating of the credit facility under this Agreement by either of Standard & Poor's or Moody's.

                  Derivatives Obligations shall mean, for any Person, all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions, including, without limitation obligations in respect of any Interest Rate Protection Agreement.

                  Documentation Agent shall mean each of Citibank, Credit Lyonnais, and U.S. Bank in its capacity as documentation agent under this Agreement, and its successors in such capacity.

                  Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

                  Drawing Date shall have the meaning assigned to that term in
Section 2.9.3.2.

                  EBITDDA for any period of determination shall mean with respect to any Person: (a) income from operations (with income from operations determined, without duplication: (1) before the effect of changes in accounting principles, and (2) without regard to the effect, without duplication, of nonrecurring charges, extraordinary items, the AWR Financing Fee Adjustment and the AWR Derivatives Obligations Adjustment), plus (b) to the extent deducted in the determination of such income from operations the sum of net interest expense, income taxes, depreciation, depletion and amortization, with all amounts for purposes of clause (a) and clause (b) for such period determined in accordance with GAAP.

                  Eligible Note Receivable shall mean that certain unsecured demand note payable by the Borrower to Arch Western, dated as of the date hereof, as such note may hereafter be modified, amended, restated, supplemented, refinanced, replaced, extended or renewed from time to time, subject to the prior written consent of the Agents in the event of: (i) any modification, amendment, restatement, supplement, refinancing, replacement, extension, or renewal of such unsecured demand note which increases the rate of interest payable by the Borrower thereunder, which provides for any collateral security therefore, which provides for any guarantee thereof or which modifies, amends, restates, supplements or eliminates any right of set-off thereunder, or (ii) any other modification, amendment, restatement, supplement, refinancing, replacement, extension, or renewal of such unsecured demand note on terms materially adverse to the Borrower or the Lenders.

                  Environmental Claim shall mean any administrative, regulatory or judicial action, suit, claim, notice of non-compliance or violation, notice of liability or potential liability, proceeding, consent order or consent agreement relating in any way to any of the Environmental

Laws, Environmental Permit, Regulated Substances, Contamination or otherwise arising from alleged injury or threat of injury to the environment.

                  Environmental Complaint shall mean any written notice or complaint by any Person or Official Body setting forth allegations relating to or a cause of action for personal injury or property damage, natural resource damage, contribution or indemnity for response costs, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Laws or any order, notice of violation, citation, subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Environmental Laws.

                  Environmental Laws shall mean, collectively, any federal, state, local or foreign statute, Law (including, but not limited to Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., the Toxic Substances Control Act, 15
U.S.C. Section 2601 et seq., the Federal Water Pollution Control Act, 33
U.S.C. Section 1251 et seq., the Federal Safe Drinking Water Act, 42
U.S.C. Sections 300f-300j, the Federal Air Pollution Control Act, 42 U.S.C.
Section 7401 et seq., the Oil Pollution Act, 33 U.S.C. Section 2701 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 to 136y, the Occupational Safety and Health Act, 29 U.S.C. Sections 651 et seq. the Mine Safety and Health Act, 30 U.S.C. Sections 801 et seq., the Surface Mining Control and Reclamation Act 30 U.S.C. Sections 1201 et seq., each as amended, or any equivalent state or local statute, and any amendments thereto), code, consent decree, settlement agreement, directive, judicial or agency interpretation, policy or guidance regulating: (i) pollution or pollution control; (ii) protection of human health from exposure to Regulated Substances;
(iii) protection of natural resources or the environment; (iv) employee safety in the workplace and the protection of employees from exposure to Regulated Substances in the workplace (but excluding workers compensation and wage and hour laws); (vi) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, sale, collection, distribution, disposal or Release or threat of Release of Regulated Substances; (v) the presence of Contamination;
(vi) the protection of endangered or threatened species; and (vii) the protection of Environmentally Sensitive Areas.

                  Environmental Permit shall mean any permit, approval, license, consent, bond, or other authorization required under any of the Environmental Laws.

                  Environmentally Sensitive Area shall mean (i) any wetland as defined by applicable Environmental Laws; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Laws; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Laws; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Laws; or (v) a floodplain or other flood hazard area as defined pursuant to any applicable Laws.

                  ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                  ERISA Group shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  Euro-Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upward to the nearest 1/100 of 1% per annum) (i) the rate of interest determined by the Administrative Agent (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates of interest per annum for U.S. Dollars set forth on Dow Jones Market Service display page 3750 or such other display page on the Dow Jones Market Service System as may replace such page to evidence the average of rates quoted by banks designated by the British Bankers' Association (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Administrative Agent) at 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                  Dow Jones Market Service page 3750 quoted by British Bankers' Euro-Rate = Association or appropriate successor
                  ------------------------------------
                  1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower and the Banks of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                  Euro-Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(ii).

                  Euro-Rate Reserve Percentage shall mean the maximum percentage (expressed as a decimal rounded upward to the nearest 1/100 of 1%) as determined by the Administrative Agent which is in effect during any relevant period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in such System.

                  Event of Default shall mean any of the events described in
Section 8.1 [Events of Default] and referred to therein as an "Event of Default."

                  Excluded Subsidiaries shall mean, collectively, AWAC, Arch Western and the Subsidiaries of Arch Western.

                  Executive Order No. 13224 shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

                  Existing Indemnity Agreements shall mean collectively the Indemnity Agreements, executed and delivered in connection with the amendment dated as of January 21, 2000, to the Original Credit Agreement, by each of the applicable Loan Parties to the Administrative Agent for the benefit of the Lenders, as any of the same may be supplemented, amended, restated, replaced, or modified from time to time, and Existing Indemnity Agreement shall mean any of the Existing Indemnity Agreements.

                  Expiration Date shall mean, with respect to the Revolving Credit Commitments and Swing Loan Commitment, April 18, 2007.

                  Federal Funds Effective Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

                  Federal Funds Open Rate shall mean the rate per annum determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the "open" rate for federal funds transactions as of the opening of business for federal funds transactions among members of the Federal Reserve System arranged by federal funds brokers on such day, as quoted by Garvin Guybutler, any successor entity thereto, or any other broker selected by the Administrative Agent, as set forth on the applicable Telerate display page; provided, however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the "open" rate on the immediately preceding Business Day, or if no such rate shall be quoted by a federal funds broker at such time, such other rate as determined by the Administrative Agent in accordance with its usual procedures.

                  Financial Projections shall have the meaning assigned to that term in Section 5.1.7(iii).

                  First Amendment Effective Date shall mean January 27, 2003.

                  Fixed Charge Coverage Ratio shall mean the ratio of (a) the sum of EBITDDA of the Borrower and its Subsidiaries, plus, without duplication, the Appropriate Percentage of each Special Subsidiary's EBITDDA, each on a consolidated basis in accordance with GAAP, plus operating lease expense of the Borrower and its Subsidiaries, plus, without duplication, the Appropriate Percentage of each Special Subsidiary's operating lease expense, each on a consolidated basis in accordance with GAAP, to (b) the sum of interest expense (other than, to the extent and only to the extent included in interest expense, the sum, without duplication, of: (i) Permitted Loan Origination Expense, (ii) the amount of the AWR Financing Fee Adjustment, and (iii) the amount of the AWR Derivatives Obligations Adjustment) of the Borrower and its Subsidiaries, plus, without duplication, the Appropriate Percentage of interest expense of each Special Subsidiary, each on a consolidated basis in accordance with GAAP, plus operating lease expense of the Borrower and its Subsidiaries, plus, without duplication, the Appropriate Percentage of operating lease expense of each Special Subsidiary, each on a consolidated basis in accordance with GAAP, with the amounts under the numerator and denominator of such ratio all calculated as of the last day of each fiscal quarter for the four fiscal quarters of the Borrower then ended.

      For purposes of calculating the Fixed Charge Coverage Ratio for the First Adjusted Quarter (as hereinafter defined) through and including the Fourth Adjusted Quarter (as hereinafter defined), clause (a) above shall be increased by the sum of (x) a percentage of the Triton EBITDDA Adjustment corresponding to the applicable financial period indicated below:

  PERCENTAGE OF TRITON
   EBITDDA ADJUSTMENT                                   PERIOD
-----------------------------------------------------------------------
          100%                                   First Adjusted Quarter

          75%                                    Second Adjusted Quarter

          50%                                    Third Adjusted Quarter

          25%                                    Fourth Adjusted Quarter

plus (y) Triton Integration Expenses incurred by the Borrower and its Subsidiaries during the applicable period of determination with respect to which the numerator of the Fixed Charge Coverage Ratio pursuant to clause (a) above is determined to the extent that (i) such expenses are deducted in the determination of EBITDDA for such period, and (ii) such expenses are not included as expenses that constitute a portion of the Triton Synergistic Savings for purposes of determining the Triton EBITDDA Adjustment under clause (x) above of this definition of Fixed Charge Coverage Ratio.

As used in this definition of Fixed Charge Coverage Ratio: First Adjusted Quarter shall mean the fiscal quarter of the Borrower during which the Vulcan Acquisition is consummated, Second Adjusted Quarter shall mean the fiscal quarter of the Borrower immediately following the First

Adjusted Quarter, Third Adjusted Quarter shall mean the fiscal quarter of the Borrower immediately following the Second Adjusted Quarter and Fourth Adjusted Quarter shall mean the fiscal quarter of the Borrower immediately following the Third Adjusted Quarter.

                  Fourth Amendment Effective Date shall mean December 22, 2003.

                  GAAP shall mean Generally Accepted Accounting Principles as are in effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

                  Governmental Acts shall have the meaning assigned to that term in Section 2.9.7.

                  Guarantor shall mean at any time each of the Significant Subsidiaries of the Borrower.

                  Guarantor Joinder shall mean a joinder by a Person as a Guarantor under the Guarantor Joinder and Assumption Agreement in the form of
Exhibit 1.1(G)(1).

                  Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any such liability arising by virtue of partnership agreements, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                  Guaranty Agreement shall mean the continuing Amended and Restated Guaranty and Suretyship Agreement in substantially the form of Exhibit 1.1(G)(2) executed and delivered by each of the Guarantors for the benefit of the Lenders, as the same may be supplemented, amended, restated, replaced, or modified from time to time.

                  Historical Statements shall have the meaning assigned to that term in Section 5.1.7(i).

                  Inactive Subsidiaries shall mean, at any time, collectively, the Subsidiaries of the Borrower which: (i) do not actively conduct any business or operations, and (ii) have total assets, in the case of any such Subsidiary, with a book value, as of any date of determination, not in excess of $250,000.

                  Income Tax Regulations shall mean those regulations promulgated pursuant to the Internal Revenue Code.

                  Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) any other transaction (including production payments (excluding royalties), installment purchase agreements, forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any Guaranty of any such Indebtedness. It is understood that Derivatives Obligations shall not be deemed to be Indebtedness.

                  Independent Financial Advisor shall mean an investment banking firm of national standing or any third party appraiser of national standing, provided that such firm or appraiser is not an Affiliate of any member of the Arch Western Group.

                  Insolvency Proceeding shall mean, with respect to any Person,
(a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors, undertaken under any Law.

                  Intangible Assets shall mean, as of any date of determination, the difference between (i) intangible assets of the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with GAAP, as of such date, less (ii) to the extent included in the determination of intangible assets under the immediately preceding clause (i), Intangible Assets Attributable to Leased Coal Interests.

                  Intangible Assets Attributable to Leased Coal Interests shall mean, as of any date of determination, the amount, as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, of leased coal reserves, leased surface rights, mineral or natural gas rights, and prepaid royalties, in accordance with Financial Accounting Standards Board No. 141 (as in effect on the Fourth Amendment Effective Date).

                  Interest Period shall have the meaning set forth in Section
3.2.

                  Interest Rate Option shall mean any Euro-Rate Option, Base Rate Option or Offered Rate Option.

                  Interest Rate Protection Agreement shall mean an interest rate protection agreement in a standard International Swap Dealer Association Agreement, including, without limitation, providing for the method of calculating the reimbursable amount of the provider's credit exposure in a reasonable and customary manner.

                  Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                  Investments shall mean collectively all of the following with respect to any Person: (i) investments or contributions by any of the Loan Parties or their Subsidiaries directly or indirectly in or to the capital of or other payments to (except in connection with transactions for the sale of goods or services for fair value in the ordinary course of business) such Person, (ii) loans by any of the Loan Parties or their Subsidiaries to such Person, (iii) guaranties by any Loan Party or any Subsidiary of any Loan Party directly or indirectly of the obligations of such Person, or (iv) other obligations, contingent or otherwise, of any Loan Party or any Subsidiary of any Loan Party to or for the benefit of such Person. If the nature of an Investment is tangible property then the amount of such Investment shall be determined by valuing such property at fair value in accordance with the past practice of the Loan Parties and such fair values shall be satisfactory to the Administrative Agent, in its sole discretion.

                  Issuing Banks shall mean, with respect to a Letter of Credit, including any replacements therefor or extensions thereof, PNC Bank or any other Bank which shall have consented to its designation by the Borrower as an "Issuing Bank" by providing prior written notice of such designation and consent to the Administrative Agent.

                  JPMorgan Chase shall mean JPMorgan Chase Bank, its successors and assigns.

                  Labor Contracts shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

                  Landlord Waiver shall mean a landlord waiver in form and substance satisfactory to the Administrative Agent, executed and delivered by each owner of real property which is leased to a Loan Party and where Additional Collateral is located on such leased real property.

                  Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, judgment, lien or award of or settlement agreement with any Official Body.

                  Lease Documents shall have the meaning assigned to that term in the Collateral Sharing Agreement.

                  Lender shall mean each of the Banks and Lenders shall mean all of the Banks.

                  Letter of Credit shall have the meaning assigned to that term in Section 2.9.1.

                  Letter of Credit Fee shall have the meaning assigned to that term in Section 2.9.2.

                  Letters of Credit Outstanding shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and
(ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations. If the face amount of any Letter of Credit shall increase automatically over time, such increase shall be deemed to occur for purposes of computing "Letters of Credit Outstanding" under this Agreement on the date which is sixty (60) days before the actual effective date of such automatic increase.

                  Leverage Ratio shall mean the ratio of the amounts under the following clauses (a) and (b): (a) Total Net Funded Debt, plus, without duplication, the Appropriate Percentage of Debt of each Special Subsidiary, each on a consolidated basis in accordance with GAAP (as the numerator) to (b) the sum of EBITDDA of the Borrower and its Subsidiaries, plus, without duplication, the Appropriate Percentage of each Special Subsidiary's EBITDDA, each on a consolidated basis in accordance with GAAP (as the denominator). For purposes of calculating the Leverage Ratio, Total Net Funded Debt shall be determined as of the end of each fiscal quarter of the Borrower and EBITDDA shall be determined as of the end of each fiscal quarter of the Borrower for the four fiscal quarters then ended.

      For purposes of calculating the Leverage Ratio for the First Adjusted Quarter (as hereinafter defined) through and including the Fourth Adjusted Quarter (as hereinafter defined), clause (b) above shall be increased by the sum of (x) a percentage of the Triton EBITDDA Adjustment corresponding to the applicable financial period indicated below:

PERCENTAGE OF TRITON
 EBITDDA ADJUSTMENT                                    PERIOD
--------------------------------------------------------------------
       100%                                   First Adjusted Quarter

       75%                                    Second Adjusted Quarter

       50%                                    Third Adjusted Quarter

       25%                                    Fourth Adjusted Quarter

plus (y) Triton Integration Expenses incurred by the Borrower and its Subsidiaries during the applicable period of determination with respect to which the denominator of the Leverage Ratio pursuant to clause (b) above is determined to the extent that (i) such expenses are deducted in the determination of EBITDDA for such period, and (ii) such expenses are not included as expenses that constitute a portion of the Triton Synergistic Savings for purposes of determining the Triton EBITDDA Adjustment under clause (x) above of this definition of Leverage Ratio.

As used in this definition of Leverage Ratio: First Adjusted Quarter shall mean the fiscal quarter of the Borrower during which the Vulcan Acquisition is consummated, Second Adjusted Quarter shall mean the fiscal quarter of the Borrower immediately following the First Adjusted Quarter, Third Adjusted Quarter shall mean the fiscal quarter of the Borrower immediately following the Second Adjusted Quarter and Fourth Adjusted Quarter shall mean the fiscal quarter of the Borrower immediately following the Third Adjusted Quarter.

                  Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                  LLC Agreements shall mean collectively the Arch Western LLC Agreement, Canyon Fuel LLC Agreement, Mountain Coal LLC Agreement, Arch of Wyoming LLC Agreement, and Thunder Basin LLC Agreement.

                  LLC Interests shall have the meaning given to such term in
Section 5.1.2.

                  Loan Documents shall mean this Agreement, the Administrative Agent's Letter, the Guaranty Agreement, the Notes, the Patent, Trademark and Copyright Security Agreements, the Pledge Agreements, the Existing Indemnity Agreements, the Additional Indemnity Agreements, each Landlord Waiver, the Collateral Sharing Agreement, the Security Agreements, the Subordination Agreement, each Guarantor Joinder, the Mortgages and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith as the same may be supplemented, amended, restated, replaced, or modified from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents. It is expressly agreed that each Interest Rate Protection Agreement and each Commodity Price Protection Agreement shall not be deemed to be a Loan Document.

                  Loan Parties shall mean the Borrower and the Guarantors.

                  Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans and Swing Loans or any Revolving Credit Loan or Swing Loan.

                  Material Adverse Change shall mean any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be materially adverse to the business, financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole, or (c) impairs materially or could reasonably be expected to impair materially the ability of any Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

                  Material Contracts shall mean collectively all contracts, agreements or other instruments described in Regulation S-K, Item 601(b)(10) promulgated pursuant to the

Securities Exchange Act of 1934, as amended, which the Borrower is required to file as an exhibit to any annual, quarterly or other report required to be filed by the Borrower under the Securities Exchange Act of 1934, as amended.

                  Material Subsidiary shall mean any Subsidiary of Borrower which at any time (i) has gross revenues equal to or in excess of five percent (5%) of the gross revenues of the Borrower and its Subsidiaries on a consolidated basis, or (ii) has total assets equal to or in excess of five percent (5%) of the total assets of the Borrower and its Subsidiaries, in either case, as determined and consolidated in accordance with GAAP.

                  MLP Transaction shall mean the sale by the members of the Arch Coal Group of those properties identified on Schedule 1.1(M) in an arms-length, sale transaction on reasonable and customary terms, which transaction forms a master limited partnership or similar entity for the purpose of acquiring such properties and potentially other coal mining properties from members of the Arch Coal Group and potentially other Persons not related to the Arch Coal Group and provides partnership interests in such partnership to the Arch Coal Group.

                  Month, with respect to an Interest Period under the Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Interest Period for any Loan subject to a Euro-Rate Option begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

                  Moody's shall mean Moody's Investors Service, Inc., and its successors.

                  Morgan shall mean J.P. Morgan Securities Inc.

                  Mortgages shall mean collectively the mortgages, leasehold mortgages, deeds of trust and other similar instruments and agreements executed and delivered by a Loan Party for the benefit of the Lenders, each in form and substance satisfactory to the Administrative Agent, as the same may be supplemented, amended, restated, replaced or modified from time to time and Mortgage shall mean any of the Mortgages.

                  Mountain Coal LLC Agreement shall mean that certain Limited Liability Company Agreement, dated as of March 6, 1998, as amended, of Mountain Coal Company, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware.

                  Multiemployer Plan shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

                  Multiple Employer Plan shall mean a Plan which has two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

                  Net Cash Proceeds shall mean, with respect to any transaction, an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such transaction (including, when received, any cash proceeds received as income or other cash proceeds of any non-cash proceeds of such transaction), less (x) any expenses or charges (including commissions, fees and taxes paid or payable) reasonably incurred by such Person in respect of such transaction, (y) in the event that the transaction is a sale or disposition, any amounts considered appropriate by the chief financial officer of the Borrower to provide reserves in accordance with GAAP for payment of indemnities or liabilities that may be incurred in connection with such sale or disposition, and (z) in the case of any asset sale permitted by Section 7.2.4(vi), the amount of any debt secured by a Lien on the related asset and discharged as part of such asset sale. For purposes of this definition, if taxes or other expenses payable in connection with the sale or other disposition of any asset are not known as of the date of such sale or other disposition, then such fees, commissions, expenses or taxes shall be estimated in good faith by the chief financial officer of the Borrower and such estimated amounts shall be deducted. At such time as any reserved amount described in clause (y) above is no longer required to be held in reserve, the balance thereof, after payment of the related liabilities or indemnities, shall be used as follows: (a) if such transaction is a sale of assets permitted by Section 7.2.4(iii) to make the purchase of substitute assets required by Section 7.2.4(iii), (b) if such transaction is a sale, transfer or lease of assets by a member of the Arch Coal Group permitted by Section 7.2.4(vi), to make a mandatory prepayment of and permanent and irrevocable Commitment reduction with respect to the Revolving Credit Loans in accordance with Section 4.4.5, and (c) if such transaction is a sale, transfer or lease of assets by a member of the Arch Western Group permitted by Section 7.2.4(vi), to make the mandatory payments and/or redemptions of the Indebtedness of Arch Western or the applicable Subsidiary of Arch Western as required in accordance with Section 4.09 of the AWR Senior Notes Indenture or to make the mandatory redemptions of other Permitted Additional AWR Indebtedness as required in accordance with any agreement or indenture governing such other Permitted Additional AWR Indebtedness.

                  North Rochelle Contribution shall mean, collectively, the following:

                  (i) the contribution to the applicable Subsidiaries of Arch Western by the applicable members of the Arch Coal Group of those assets acquired as part of the Vulcan Acquisition that are used in connection with the operation of that certain mine commonly referred to by the Vulcan Joinder Company as the North Rochelle mine and that is located in Campbell County, Wyoming, the contributed assets of which are more fully set forth on Schedule 1.1(N); and

                  (ii) the unconditional and irrevocable assumption, in connection with the contribution of assets described in the immediately preceding clause (i), by the applicable Subsidiaries of Arch Western of those liabilities and obligations identified on Schedule 1.1(N) as the "North Rochelle Assumed Liabilities".

                  North Rochelle Contribution Documents shall mean all agreements and related documentation with respect to the North Rochelle Contribution, including, without limitation any leases, subleases or other agreements between any member of the Arch Coal Group and any member of the Arch Western Group.

                  North Rochelle Mineral Rights shall mean those rights associated with the operation of that certain mine commonly referred to by the Vulcan Joinder Company as the North Rochelle mine and that is located in Campbell County, Wyoming and as set forth in: (a) Federal Coal Lease W-71692, originally dated December 1, 1966, segregated from WYW-0321779, readjusted effective December 1, 1996, modified effective January 1, 2003, from the United States of America to Triton Coal Company, LLC; (b) Federal Coal Lease WYW-127221 dated January 1, 1998, from the United States of America to Triton Coal Company, LLC; and (c) Coal Lease Agreement, executed in counterparts, from William E. Reno et ux, dated December 20, 1979, and from Dorothy M. Reno, Burton K. Reno, Jr. et ux, and Nancy Marie Reno dated December 27, 1979 to Peabody Coal Company.

                  Notes shall mean the Revolving Credit Notes and Swing Loan
Note.

                  notices shall have the meaning assigned to that term in
Section 10.6 [Notices].

                  NRP Interests shall mean all debt or equity ownership interests of Natural Resource Partners L.P., a Delaware limited partnership, owned by any Loan Party.

                  NRP Subordinated Units shall mean the 4,796,920 subordinated units of limited partnership interest of Natural Resource Partners L.P., a Delaware limited partnership, owned by the Borrower.

                  Obligation shall mean any obligation, Indebtedness, or liability of any of the Loan Parties to any Agent or any of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, any Notes, the Letters of Credit, the Administrative Agent's Letter, any other Loan Document, any Interest Rate Protection Agreement provided by a Bank or any Commodity Price Protection Agreement provided by a Bank. It is expressly agreed that if an Interest Rate Protection Agreement or a Commodity Price Protection Agreement is provided by a Person other than a Bank, the obligations, Indebtedness or liabilities under any such agreement shall not be included as part of the 'Obligation'.

                  Off-Balance Sheet and Capital Lease Transactions shall have the meaning assigned to such term in Section 7.2.9.

                  Offered Rate Option shall mean the rate of interest quoted from time to time by the Administrative Agent to the Borrower and accepted by the Borrower with respect to a Swing Loan.

                  Official Body shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                  Original Credit Agreement shall have the meaning assigned to such term in the preamble hereof.

                  Partnership Interests shall have the meaning given to such term in Section 5.1.2.

                  Patent, Trademark and Copyright Security Agreements shall mean collectively the patent, trademark and copyright security agreements in form and substance acceptable to the Administrative Agent, each as executed and delivered by the applicable Loan Parties for the benefit of the Lenders, as the same may be supplemented, amended, restated, replaced or modified from time to time and Patent, Trademark and Copyright Security Agreement shall mean any of the Patent, Trademark and Copyright Security Agreements.

                  PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

                  Permitted Acquisition shall have the meaning assigned to such term in Section 7.2.3.

                  Permitted Additional AWR Indebtedness shall mean Indebtedness issued by Arch Western or a Subsidiary of Arch Western which Indebtedness meets all of the following requirements:

                  (i) the aggregate principal amount of such Indebtedness at any time outstanding shall not exceed $700,000,000;

                  (ii) no portion of the principal of such Indebtedness shall be due prior to seven years after the date of issuance thereof, other than any mandatory redemptions required (y) under the AWR Senior Notes Indenture in the event that proceeds from the sale, transfer, lease or other disposition of assets of a member of the Arch Western Group are not timely used, as required in accordance with the AWR Senior Notes Indenture, to acquire replacement assets, or (z) under any other indenture or agreement containing mandatory redemption provisions which are no more restrictive than the mandatory redemption provisions under the AWR Senior Notes Indenture upon a sale, transfer, lease or other disposition of assets in the event that proceeds from such sale, transfer, lease or other disposition of assets of a member of the Arch Western Group are not timely used to acquire replacement assets;

                  (iii) the rate of interest applicable to such Indebtedness shall not exceed 8 1/2%;

                  (iv) after giving effect to the issuance of such Indebtedness (the amount of which shall be included as Indebtedness in computing the Leverage Ratio) the Loan Parties shall be in pro-forma compliance with the covenants set forth in Section 7.2 [Negative

Covenants] of this Agreement and no Event of Default or Potential Default shall exist or be continuing;

                  (v) the events of default and covenants applicable to such Indebtedness shall not be more restrictive, in any material respect, than the events of default and covenants governing those matters or similar matters which are the subject of Section 7.2 [Negative Covenants] of this Agreement;

                  (vi) the events of default and covenants applicable to such Indebtedness shall not be more restrictive, in any material respect, than the events of default and covenants governing those matters or similar matters which are the subject of Section 7.2 [Negative Covenants] of the Arch Western Credit Facility (1998) (whether or not the Arch Western Credit Facility (1998) is in effect);

                  (vii) such Indebtedness shall be secured by no more than the pledge of the Eligible Note Receivable;

                  (viii) any Guaranty of such Indebtedness shall be provided by a Person other than AWAC or any member of the Arch Coal Group;

                  (ix) such Indebtedness shall not restrict loans or advances by any member of the Arch Western Group to any member of the Arch Coal Group, other than restrictions which are no more restrictive than as set forth in the AWR Senior Notes Indenture;

                  (x) such Indebtedness shall not restrict dividends or distributions payable by any member of the Arch Western Group to any member of the Arch Coal Group other than restrictions which are no more restrictive than as set forth in the AWR Senior Notes Indenture;

                  (xi) all Obligations of the Loan Parties under this Agreement and the other Loan Documents shall not conflict with or violate the terms of such Indebtedness, and any Loans made or hereafter made to the Borrower and any Letters of Credit issued or hereafter issued under the Agreement will be permitted to be incurred under such Indebtedness;

                  (xii) such Indebtedness will not conflict with or violate the terms of this Agreement or any other Loan Document; and

                  (xiii) prior to the issuance of such Indebtedness the Agents shall have received copies of drafts in final form or execution copies of all material documents with respect to such Indebtedness and such documents shall be reasonably acceptable to the Agents based upon the requirements of this definition of Permitted Additional AWR Indebtedness.

                  The Loan Parties shall promptly after issuance of Permitted Additional AWR Indebtedness deliver to the Agents and the Banks a copy of the material documents with respect to the issuance of such Indebtedness.

                  Permitted Investments shall mean:

                  (i) Direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                  (ii) Commercial paper maturing in 180 days or less rated in the highest categories by Standard & Poor's or Moody's on the date of acquisition; and

                  (iii) Demand deposits, time deposits or certificates of deposit maturing within one year in a commercial bank whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's on the date of determination.

                  Permitted Investments in Arch Western shall have the meaning assigned to that term in Section 7.2.14(v).

                  Permitted Joint Venture shall mean any Person (i) with respect to which the ownership of equity interests thereof by the Borrower or any Subsidiary of the Borrower is accounted for in accordance with the "equity method" in accordance with GAAP; (ii) engaged in a line of business permitted by
Section 7.2.7 [Continuation of or Change in Business]; and (iii) with respect to which the equity interests thereof were acquired by the Borrower or Subsidiary of the Borrower in an arms-length transaction; provided that any such Person shall be treated for purposes of this Agreement as a Subsidiary and not a Permitted Joint Venture if (A) the Borrower has management control over the operations of such Person and (B) the Borrower owns directly or indirectly a majority of the economic equity interest in such Person.

                  Permitted Liens shall mean:

                  (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

                  (ii) Pledges or deposits made in the ordinary course of business to secure payment of reclamation liabilities, worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs;

                  (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                  (iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids (including bonus bids), tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business (it being understood that any appeal or similar bond (other than such a bond required pursuant to applicable Law to secure in the ordinary course payment of worker's compensation, reclamation liabilities or royalty bonds) in an amount exceeding $50,000,000 shall not be in the ordinary course of business);

                  (v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (vi) Liens granted in the Collateral and Additional Collateral (subsequent to the Additional Collateral Trigger Date), subject to the Collateral Sharing Agreement, to any Lender providing any Interest Rate Protection Agreement or any Commodity Price Protection Agreement;

                  (vii) Liens on property leased by any Loan Party or Subsidiary of a Loan Party under capital leases (as the nature of such lease is determined in accordance with GAAP) permitted under Section 7.2.9 [Off-Balance Sheet Financing and Capital Leases] hereof securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

                  (viii) The following:

                        (1) With respect to any member of the Arch Coal Group,
            Liens on assets of the Arch Coal Group securing Indebtedness (other than Indebtedness secured by Liens described in clause (vii) above) of not more than $25,000,000 at any time, provided, however, that
            (a) in the case of Liens in respect of Purchase Money Security Interests, such Liens attach to the assets that are purchased or acquired concurrently with or within 90 days after the purchase or acquisition thereof and (b) in the case of Liens not otherwise permitted by the immediately preceding clause (a), such Liens do not in the aggregate materially detract from the value of the assets subject to such Liens nor do such Liens materially impair the use of such assets subject to such Liens in the operation of the business of the Arch Coal Group; and

                        (2) With respect to Arch Western and its Subsidiaries,
            Liens on assets of the Arch Western Group securing Indebtedness (other than Indebtedness secured by Liens described in clause (vii) above) of not more than $25,000,000 at any time, provided, however, that (a) in the case of Liens in respect of Purchase Money Security Interests, such Liens attach to the assets that are purchased or acquired concurrently with or within 90 days after the purchase or acquisition thereof and (b) in the case of Liens not otherwise permitted by the immediately preceding clause (a), such Liens do not in the aggregate materially detract from the value of the assets subject to such Liens nor do such Liens materially impair the use of such assets subject to such Liens in the operation of the business of the Arch Western Group;

                  (ix) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and they do not in the aggregate materially impair the ability of any member of the Arch Coal Group to perform its Obligations hereunder or under the other Loan Documents:

                        (1) Claims or Liens for taxes, assessments or charges
            due and payable and subject to interest or penalty, provided that the applicable member of the Arch Coal Group maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                        (2) Claims, Liens or encumbrances upon, and defects of
            title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

                        (3) Claims or Liens of mechanics, materialmen,
            warehousemen, carriers, or other statutory nonconsensual Liens; or

                        (4) Liens resulting from judgments or orders described
            in Section 8.1.6;

                  (x) any Lien or restriction resulting from ownership, by an entity other than an Affiliate of the Borrower, of a minority interest in Canyon Fuel;

                  (xi) Liens granted in (A) the Collateral under the Collateral Documents and (B) the Additional Collateral under the Additional Collateral Documents to the Administrative Agent for the benefit of the Lenders;

                  (xii) the pledge by Coal-Mac, Inc. and Ashland Terminal, Inc. of their respective partnership interests in Dominion Terminal Associates in connection with the Port Bond;

                  (xiii) Liens, to secure obligations under a Permitted Receivables Financing, in those accounts receivable or contracts giving rise to accounts receivable of any member of the Arch Coal Group or of any Securitization Subsidiary, which accounts receivable or contracts giving rise to accounts receivable are either to be sold by a member of the Arch Coal Group to the Securitization Subsidiary as part of a Permitted Receivable Financing or which are an asset of the Securitization Subsidiary;

                  (xiv) as collateral security for the AWR Senior Notes or other Permitted Additional AWR Indebtedness, collateral consisting of no more than the pledge by Arch Western of the Eligible Note Receivable; and

                  (xv) as collateral security for Indebtedness permitted by clause (xi) of Section 7.2.1 [Indebtedness], collateral consisting of no more than the pledge by Arch Western of the Eligible Note Receivable.

                  Permitted Loan Origination Expense shall mean the aggregate amount of the following fees and expenses required to be capitalized in accordance with GAAP: (i) all fees and expenses incurred by the Borrower, in connection with the closing of the transactions on the Closing Date under the Original Credit Agreement and under the Arch Western Credit Facility (1998) then in effect, (ii) all fees and expenses incurred by the Borrower in connection with the amendment dated as of January 21, 2000 to the Original Credit Agreement, (iii) all fees and expenses incurred by the Borrower in connection with the amendment and restatement of the Original Credit Agreement on the Restatement Effective Date and in connection with the amendment and restatement of the Arch Western Credit Facility (1998) as amended and restated on such date,
(iv) all fees and expenses incurred by the Borrower in connection with the issuance of the AWR Senior Notes, (v) all fees and expenses incurred by the Borrower in connection with the amendments dated January 27, 2003 and June 25, 2003 to the Original Credit Agreement, (vi) all fees and expenses incurred by Arch Western in connection with the Arch Western Term Facility, (vii) all fees and expenses incurred by the Borrower in connection with the Third Amendment, and (viii) all fees and expenses incurred by the Borrower in connection with the amendment and restatement of the Original Credit Agreement on the Second Restatement Effective Date.

                  Permitted Receivables Financing shall mean a transaction or series of transactions pursuant to which a Securitization Subsidiary purchases accounts receivable or contracts giving rise to accounts receivable from any one or more members of the Arch Coal Group and finances such accounts receivable through the issuance of Indebtedness or equity interests or through the sale of such accounts; provided that (a) the Board of Directors of the Borrower shall have determined in good faith that such Permitted Receivables Financing is economically fair and reasonable to the Borrower, (b) all sales of accounts receivables to or by such Securitization Subsidiary are made at fair market value (as determined in good faith by the Board of Directors of the Borrower),
(c) the provisions thereof shall be market terms (as determined in good faith by the Board of Directors of the Borrower), (d) no portion of the Indebtedness of a Securitization Subsidiary is guaranteed by or is recourse to the Borrower or any of its other Subsidiaries (other than recourse for customary representations, warranties, covenants and indemnities, none of which shall related to the collectibility of such accounts receivable), (e) neither the Borrower nor any of its other Subsidiaries has any obligation to maintain or preserve such Securitization Subsidiary's financial condition, (f) the aggregate amount of accounts receivable and contracts giving rise to accounts receivable sold by the members of the Arch Coal Group shall not exceed $75,000,000, and 50 % of the principal amount of the financing thereof to the Arch Coal Group, immediately upon the closing of such financing transaction, shall be used to make a permanent reduction of the Revolving Credit Commitments, and (g) the Borrower shall have received the written consent of all Banks to such transaction.

                  Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

                  Plan shall mean at any time an employee pension benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

                  Pledge Agreements shall mean collectively the Amended and Restated Pledge Agreement in substantially the form of Exhibit 1.1(P) hereto and each other pledge agreement in form and substance acceptable to the Administrative Agent, each as executed and delivered by the applicable Loan Parties for the benefit of the Lenders, as the same may be supplemented, amended, restated, replaced, or modified from time to time, and Pledge Agreement shall mean any of the Pledge Agreements.

                  PNC Bank shall mean PNC Bank, National Association, its successors and assigns.

                  Port Bond shall mean collectively, those certain Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project), Series 1987-A, B, C and D Bonds issued by Peninsula Ports Authority of Virginia, a political subdivision of the Commonwealth of Virginia, in the face amount of $23,240,000, together with any renewals thereof or replacements therefor so long as the face amount thereof is not in excess of $23,240,000.

                  Potential Default shall mean any event or condition which with notice, passage of time or a determination by the Administrative Agent or the Required Banks, or any combination of the foregoing, would constitute an Event of Default.

                  Principal Office shall mean the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania.

                  Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the Collateral and the Additional Collateral (subsequent to the Additional Collateral Trigger Date) subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or, in the case of the Collateral and the Additional Collateral (subsequent to the Additional Collateral Trigger Date), Purchase Money Security Interests as permitted hereunder.

                  Prohibited Transaction shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

                  Property shall mean all real property, both owned and leased, of any Loan Party or Subsidiary of a Loan Party.

                  Purchase Agreement shall mean that certain Purchase and Sale Agreement among ARCO, ARCO Uinta Coal Company, a Delaware corporation, the Borrower and AWAC, dated as of March 22, 1998, together with all schedules and exhibits thereto.

                  Purchase Money Security Interest shall mean Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property.

                  Purchasing Bank shall mean a Bank which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

                  Regulated Substances shall mean, without limitation, any substance, material or waste, regardless of its form or nature, defined under Environmental Laws as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic substance," "toxic waste," "hazardous waste," "special handling waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," or "regulated substance" or any other material, substance or waste, regardless of its form or nature, which is regulated by the Environmental Laws due to its radioactive, ignitable, corrosive, reactive, explosive, toxic, carcinogenic or infectious properties or nature, or which otherwise is regulated by any applicable Environmental Laws including, without limitation, coal and other minerals, coal refuse, run-of-mine coal, acid mine drainage, petroleum and petroleum products (including crude oil and any fractions thereof), natural gas, coalbed methane gas, synthetic gas and any mixtures thereof, asbestos, urea formaldehyde, polychlorinated biphenyls, mercury and radioactive substances.

                  Regulation U shall mean Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                  Reimbursement Obligation shall have the meaning assigned to such term in Section 2.9.3.2.

                  Release shall mean anything defined as a "release" under CERCLA or RCRA.

                  Replacement Sales Certificate shall have the meaning assigned to such term in Section 7.2.4 (iii).

                  Reportable Event shall mean a reportable event described in
Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

                  Required Banks shall mean

                  (A) if there are no Loans or Reimbursement Obligations outstanding, Required Banks shall mean Banks whose Commitments (excluding the Swing Loan Commitment) aggregate more than 50% of the Commitments (excluding the Swing Loan Commitment) of all of the Banks, or

                  (B) if there are Loans or Reimbursement Obligations outstanding, and the Revolving Credit Commitments remain in effect, Required Banks shall mean any Bank or group of Banks if the sum of the principal amount of the Revolving Credit Commitments of such Banks aggregates more than 50% of the aggregate Revolving Credit Commitments, or

                  (C) if there are Loans or Reimbursement Obligations outstanding but the Revolving Credit Commitments no longer remain in effect, Required Banks shall mean any Bank or group of Banks if the sum of the principal amount of the Loans and Revolving Credit Ratable Shares of Reimbursement Obligations then outstanding of such Banks aggregate more than 50% of the sum of the total principal amount of all Loans then outstanding plus the aggregate principal amount of all Reimbursements Obligations then outstanding.

                  Required Share shall have the meaning assigned to such term in
Section 4.7.

                  Restatement Effective Date shall mean April 18, 2002.

                  Revolving Credit Commitment shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement executed by such Bank, and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Banks.

                  Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to
Section 2.1 or 2.9.3.

                  Revolving Credit Note shall mean any Revolving Credit Note of the Borrower in the form of Exhibit 1.1(R) issued by the Borrower at the request of a Bank pursuant to Section 4.6 evidencing the Revolving Credit Loans to such Bank, as the same may be supplemented, amended, restated, refinanced, replaced, or modified from time to time in whole or in part.

                  Revolving Credit Ratable Share shall mean the proportion that a Bank's Revolving Credit Commitment (excluding the Swing Loan Commitment) bears to the Revolving Credit Commitments (excluding the Swing Loan Commitments) of all of the Banks.

                  Revolving Facility Usage shall mean at any time the sum of the Revolving Credit Loans outstanding, the Swing Loans outstanding and the Letters of Credit Outstanding.

                  SEC shall mean the Securities and Exchange Commission or any governmental agencies substituted therefor.

                  Second Amendment Effective Date shall mean June 25, 2003.

                  Second Restatement Effective Date shall mean the date of the satisfaction of each and every condition set forth in Section 6.1 hereof, which date is August 20, 2004.

                  Securitization Subsidiary shall mean a Subsidiary of the Borrower (all of the outstanding equity interests of which, other than de minimis preferred stock and director's qualifying shares, if any, are owned, directly or indirectly, by the Borrower) or another special purpose vehicle that is established for the limited purpose of acquiring and financing accounts receivables and contracts giving rise to accounts receivable of any member of the Arch Coal Group and engaging in activities ancillary thereto.

                  Security Agreements shall mean collectively the security agreements in form and substance acceptable to the Administrative Agent, each as executed and delivered by the applicable Loan Parties for the benefit of the Lenders, as the same may be supplemented, amended, restated, replaced, or modified from time to time, and Security Agreement shall mean any of the Security Agreements.

                  Settlement Date shall mean each Business Day on which the Administrative Agent effects settlement pursuant to Section 4.7.

                  Significant Subsidiary shall mean individually any Subsidiary of Borrower other than the Excluded Subsidiaries, each Securitization Subsidiary and the Inactive Subsidiaries, and Significant Subsidiaries shall mean collectively all Subsidiaries of Borrower other than the Excluded Subsidiaries, each Securitization Subsidiary and the Inactive Subsidiaries.

                  Solvent shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  Special Subsidiary shall mean Canyon Fuel and each other Person to be treated as a Subsidiary in accordance with the proviso to the definition of Permitted Joint Venture.

                  Standard & Poor's shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

                  Standby Letter of Credit shall mean a Letter of Credit issued to support obligations of one or more Persons, contingent or otherwise, which finance the working capital and business needs of such Persons incurred in the ordinary course of business.

                  Subordination Agreement shall mean the Amended and Restated Subordination Agreement (Intercompany) in substantially the form of Exhibit 1.1(S)(1), executed and delivered by each Loan Party for the benefit of the Lenders, as the same may be supplemented, amended, restated, replaced, or modified from time to time.

                  Subsidiary of any Person at any time shall mean (i) any corporation or trust of which more than 50% (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which more than 50% of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, (iii) any limited liability company of which such Person is a member or of which more than 50% of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries. It is expressly agreed that each Special Subsidiary shall be deemed to be a Subsidiary of the Borrower for the purposes of this Agreement. Nonetheless, the Appropriate Percentage of the assets, income, expenses, liabilities and other items with respect to each Special Subsidiary shall be included, without duplication, for purposes of calculating the Leverage Ratio, the Fixed Charge Coverage Ratio and inclusion in Section 7.2.9 [Off-Balance Sheet Financing and Capital Leases], as described more fully in the definitions of "EBITDDA," "Leverage Ratio," "Fixed Charge Coverage Ratio" and Section 7.2.9.

                  Subsidiary Shares shall have the meaning assigned to that term in Section 5.1.2.

                  Swing Loan Commitment shall mean PNC Bank's commitment to make Swing Loans to the Borrower pursuant to Section 2.4.2 hereof, in an aggregate principal amount up to $40,000,000.

                  Swing Loan Note shall mean the Swing Loan Note of the Borrower in the form of Exhibit 1.1(S)(2) evidencing the Swing Loans, as the same may be supplemented, amended, restated, refinanced, replaced, or modified from time to time in whole or in part.

                  Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.4.2 hereof.

                  Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan made by PNC Bank to the Borrower pursuant to Section 2.5.

                  Syndication Agent shall mean JPMorgan Chase in its capacity as syndication agent for the Banks under this Agreement and its successors in such capacity.

                  Synthetic Lease shall have the meaning assigned to such term in Section 7.2.9.

                  Tax Sharing Agreement shall mean that certain Tax Sharing Agreement dated as of June 1, 1998 by and among the Borrower, AWAC, Arch Western and Delta Housing, Inc., a Delaware corporation.

                  Third Amendment shall mean the amendment dated as of August 19, 2003 to the Original Credit Agreement.

                  Third Amendment Fee Letter shall mean the agreement among Administrative Agent, PNC Capital Markets, Inc. and the Borrower with respect to fees payable by the Borrower in connection with the transactions contemplated by Third Amendment and by the amendment and restatement of the Original Credit Agreement on the Second Restatement Effective Date.

                  Thunder Basin LLC Agreement shall mean that certain Limited Liability Company Agreement, dated as of July 10, 1998, as amended, of Thunder Basin Coal Company, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware.

                  Total Net Funded Debt shall mean, as of any date of determination, an amount equal to the difference between the amount under the following clause (a) and the amount under the following clause (b):

                  (a) the aggregate amount of Debt of the Borrower and it Subsidiaries as of such date, less

                  (b) the positive difference, if any, between (i) the aggregate amount of all cash and cash equivalents of the Borrower and its Subsidiaries as determined, on a consolidated basis in accordance with GAAP, as of such date and
(ii) the sum of Revolving Credit Loans outstanding as of such date and Swing Loans outstanding as of such date.

                  Transferor Bank shall mean the selling Bank pursuant to an Assignment and Assumption Agreement.

                  Triton shall mean Triton Coal Company LLC, a Delaware limited liability company.

                  Triton EBITDDA for any period of determination, shall mean with respect to Triton, the sum of (a) income from operations (with income from operations determined, without duplication: (1) before the effect of changes in accounting principles, and (2) without regard to the effect, without duplication, of nonrecurring charge and, extraordinary items), plus (b) to the extent deducted in the determination of such income from operations the sum of net interest expense, income taxes, depreciation, depletion and amortization, with all amounts for purposes of clause (a) and clause (b) for such period determined in accordance with GAAP.

                  Triton EBITDDA Adjustment shall mean the sum of Triton Pro Forma EBITDDA plus Triton Synergistic Savings.

                  Triton EBITDDA Period shall have the meaning assigned to such term in Section 6.1.17.

                  Triton Integration Expenses shall mean expenses (as determined in accordance with GAAP and expressly excluding any amount therefrom which is capitalized in accordance with GAAP) of up to $15,000,000 in the aggregate incurred by the Borrower and its Subsidiaries prior to the one-hundred eighty first (181) day following the date of consummation of the Vulcan Acquisition for permanent improvements to the mining operations acquired as part of the Vulcan Acquisition for the purposes of the following: exploration drilling sample analysis, de-watering system installation, lease bid acquisition obligations, permit renewal/annual report, NOx Program obligations, flood control/reclamation catch-up, maintenance items for operations and plant, and employee severance and retention payments. The amount of Triton Integration Expenses shall be set forth by the Borrower on its quarterly compliance certificates delivered pursuant to
Section 7.3.3 and reasonably satisfactory to the Administrative Agent.

                  Triton Pro Forma EBITDDA shall mean the dollar amount of Triton EBITDDA which shall satisfy all of the following conditions:

                  (i) such amount shall be reasonably satisfactory to the Administrative Agent,

                  (ii) such amount shall be based upon Triton EBITDDA for the Triton EBITDDA Period, and

                  (iii) the Chief Executive Officer, President or Chief Financial Officer of the Borrower shall have certified to the Administrative Agent for the benefit of the Banks the amount of the Triton EBITDDA for the Triton EBITDDA Period, with such certificate to be in form, substance and detail reasonably satisfactory to the Administrative Agent and with Triton EBITDDA for the Triton EBITDDA Period to be based upon financial statements and other supporting accounting and financial information reasonably satisfactory to the Administrative Agent.

                  Triton Synergistic Savings shall mean $10,000,000 in the aggregate, which is the amount of expenses estimated by the Borrower (to the reasonable satisfaction of the Administrative Agent) to be saved on a fiscal year basis from combining the operations of the Vulcan Joinder Company with the existing operations of the Borrower and its Subsidiaries.

                  UBS Debt shall mean any Indebtedness outstanding on or before the Second Restatement Effective Date arising out of (i) that certain Amended and Restated Loan Agreement dated December 1, 1998 and amended and restated on May 15, 2000 among Triton

Coal Company, LLC, Vulcan Intermediary, L.L.C., UBS Warburg LLC, as arranger, and UBS AG, Stamford Branch, as lender and administrative agent for the lender, in the principal amount of $215,000,000, and (ii) that certain Amended and Restated Senior Subordinated Credit Agreement dated May 15, 2000 and amended and restated on December 29, 2000 among Triton Coal Company, LLC, Vulcan Intermediary, L.L.C., as Guarantor, UBS Warburg LLC, as arranger, and UBS AG, Stamford Branch, as lender and administrative agent for the lender.

                  Uniform Commercial Code shall have the meaning assigned to that term in Section 5.1.23.

                  USA Patriot Act shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

                  U.S. shall mean the United States of America.

                  U.S. Bank shall mean U.S. Bank National Association, its successors and assigns.

                  Vulcan Acquisition shall mean the transactions contemplated by the Vulcan Merger Agreement, as such document may be amended, modified or supplemented after the Second Restatement Effective Date as permitted by Section 7.2.15.

                  Vulcan Acquisition Documents shall mean collectively the Vulcan Merger Agreement and all other material agreements in connection therewith, as the same may be amended, modified or supplemented after the Second Restatement Effective Date as permitted by Section 7.2.15.

                  Vulcan Joinder Company shall mean Triton Coal Company, LLC, a Delaware limited liability company.

                  Vulcan Merger Agreement shall mean that certain Merger and Purchase Agreement among Borrower, Triton Acquisition LLC, a Delaware limited liability company, New Vulcan Coal Holdings, L.L.C., a Delaware limited liability company and Vulcan Coal Holdings, L.L.C., a Delaware limited liability company, dated as of May 29, 2003, together with all schedules and exhibits thereto, as the same may be amended, restated, modified or supplemented after the Second Restatement Effective Date as permitted by Section 7.2.15.

                  Vulcan Seller Parties shall mean collectively New Vulcan Coal Holdings, L.L.C., a Delaware limited liability company, Vulcan Coal Holdings, L.L.C., a Delaware limited liability company, Vulcan Intermediary, L.L.C., a Delaware limited liability company, and Triton Coal Company, LLC, a Delaware limited liability company, and Vulcan Seller Party shall mean each such Person.

                  Withholding Certificate shall have the meaning assigned to that term in Section 10.17.1.

            1.2 Construction.

            Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

                  1.2.1 Number; Inclusion.

                  references to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or"; and "including" has the meaning represented by the phrase "including without limitation";

                  1.2.2 Determination.

                  references to "determination" of or by the Administrative Agent or the Lenders shall be deemed to include good-faith estimates by the Administrative Agent or the Lenders (in the case of quantitative determinations) and good-faith beliefs by the Administrative Agent or the Lenders (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

                  1.2.3 Administrative Agent's Discretion and Consent.

                  whenever the Administrative Agent or the Lenders are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

                  1.2.4 Documents Taken as a Whole.

                  the words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

                  1.2.5 Headings.

                  the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

                  1.2.6 Implied References to This Agreement.

                  article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

                  1.2.7 Persons.

                  reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other

Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

                  1.2.8 Modifications to Documents.

                  reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated in accordance with the applicable provisions thereof and hereof;

                  1.2.9 From, To and Through.

                  relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

                  1.2.10 Shall; Will.

                  references to "shall" and "will" are intended to have the same meaning.

            1.3 Accounting Principles.

            Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 7.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 7.2), as applied to the Borrower and its Subsidiaries shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the Restatement Effective Date applied on a basis consistent with those used in preparing the Historical Statements referred to in Section 5.1.7(i) [Historical Statements]. In the event of any change after the Restatement Effective Date in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 7.2 based upon the Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower's financial statements at that time.

            2. REVOLVING CREDIT AND SWING LOAN FACILITIES

            2.1 Revolving Credit Commitments.

                  2.1.1 Revolving Credit Loans.

                  Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date, provided that after giving effect to such Revolving Credit Loan the aggregate amount of Revolving Credit Loans from such Bank shall not exceed such Bank's Revolving Credit Commitment minus such Bank's Revolving Credit Ratable Share of the Letters of Credit Outstanding provided further that the Revolving Facility Usage at any time, shall not exceed the Revolving Credit Commitments of all the Banks. Within such limits of time and amount, and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.1.

                  2.1.2 Swing Loan Commitment.

                  Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, PNC Bank agrees to make Swing Loans (the "Swing Loans") to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount of up to but not in excess of $40,000,000 (the "Swing Loan Commitment"), provided that the Revolving Facility Usage at any time, shall not exceed the Revolving Credit Commitments of all the Banks. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2.

            2.2 Nature of Banks' Obligations With Respect to Revolving Credit Loans.

            Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.4 [Loan Requests] in accordance with its Revolving Credit Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Revolving Credit Ratable Share of the Letters of Credit Outstanding. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

            2.3 Fees; Commitment Fee.

                  Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the "Commitment Fee") equal to the Applicable Commitment Fee Rate computed (on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time (for purposes of this computation, PNC Bank's Swing Loans shall not be deemed to be borrowed amounts under its Revolving Credit Commitment), and (ii) the sum of such Bank's Revolving Credit Loans outstanding plus its Revolving Credit Ratable Share of the Letters of Credit Outstanding. All Commitment Fees shall be payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Expiration Date or upon acceleration of the Loans.

            2.4 Loan Requests.

                  2.4.1 Committed Loan Requests.

                  Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 3.2 [Interest Periods], by delivering to the Administrative Agent, not later than 10:00 a.m., Pittsburgh time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Revolving Credit Loans; and (ii) one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Revolving Credit Loan, of a duly completed Committed Loan Request therefor substantially in the form of Exhibit 2.4.1 or a Committed Loan Request by telephone immediately confirmed in writing by letter, facsimile or telex in the form of such Exhibit, it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Committed Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Revolving Credit Loans comprising each Borrowing Tranche, which shall be in integral multiples of $5,000,000 and not less than $10,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and in integral multiples of $1,000,000 and not less than the lesser of $5,000,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Revolving Credit Loans comprising an applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the applicable Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

                  2.4.2 Swing Loan Requests.

                  Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request PNC Bank to make a Swing Loan by delivery to PNC Bank, not later than 12:00 noon Pittsburgh time, on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.4.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that PNC Bank may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing

Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date, (ii) the term of the proposed Swing Loan, which shall be no less than one day and no longer than three days, and (iii) the principal amount of such Swing Loan, which shall be not less than $1,000,000 and shall be an integral multiple of $100,000.

            2.5 Making Revolving Credit Loans and Swing Loans.

            The Administrative Agent shall, promptly after receipt by it of a Committed Loan Request pursuant to Section 2.4.1 [Committed Loan Requests], notify the Banks of its receipt of such Committed Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2 [Nature of Banks' Obligations, etc.]. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 6.2 [Each Additional Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any Bank fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 9.16 [Availability of Funds].

                  2.5.1 Making Swing Loans.

                  PNC Bank shall, after receipt by it of a Swing Loan Request pursuant to Section 2.4.2, fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 3:00 p.m., Pittsburgh time, on the Borrowing Date. Swing Loans shall bear interest at the Offered Rate Option.

            2.6 Swing Loan Note.

            The obligation of the Borrower to repay the unpaid principal amount of the Swing Loans made to it by PNC Bank together with interest thereon shall be evidenced by a demand promissory note of the Borrower dated the Closing Date in substantially the form attached hereto as Exhibit 1.1(S) payable to the order of PNC Bank in a face amount equal to the Swing Loan Commitment of PNC Bank.

            2.7 Use of Proceeds.

            On and after the Restatement Effective Date, the proceeds of the Loans shall be used to continue and refinance the indebtedness under the revolving credit facility of the Original Credit Agreement, to repay the term loans under the Original Credit Agreement, and for general corporate purposes and in accordance with Section 7.1.9 [Use of Proceeds]. Subject to Section
7.2.14 (v), proceeds of Loans may be used by the Borrower to make loans to or investments in

Arch Western and Letters of Credit may be issued for the benefit or the use of any member of the Arch Western Group.

            2.8 Borrowings to Repay Swing Loans.

            PNC Bank may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Bank shall make available to the Administrative Agent, on behalf of PNC Bank, an amount equal to such Bank's Revolving Credit Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if PNC Bank so requests, accrued interest thereon, provided that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment minus its Revolving Credit Ratable Share of the Letters of Credit Outstanding. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.4.1 without regard to any of the requirements of that provision. PNC Bank shall provide notice to all of the Banks (which may be telephonic or written notice by letter, facsimile or telex) of the amount of such Bank's Revolving Credit Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus accrued interest thereon, to be made available to the Administrative Agent on behalf of PNC Bank under this Section 2.8. The Administrative Agent shall promptly provide to each Bank notice of the apportionment thereof among the Banks, and the Banks shall be unconditionally obligated to fund such amount (whether or not the conditions specified in Section 2.4.1 are then satisfied) by the time PNC Bank so requests, which shall not be earlier than 3:00 p.m., Pittsburgh time, on the Business Day next after the date the Banks receive such notice of apportionment from the Administrative Agent.

            2.9 Letter of Credit Subfacility.

                  2.9.1 Issuance of Letters of Credit.

                  Borrower may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering or having such other Loan Party deliver to the Issuing Bank selected by the Borrower (with a copy to the Administrative Agent) a completed application and agreement for letters of credit in such form as such Issuing Bank may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three
(3) Business Days, or such shorter period as may be agreed to by the selected Issuing Bank, in advance of the proposed date of issuance. Each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.9.1, the Issuing Bank will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) Months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and provided that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $200,000,000, (ii) Reimbursement Obligations (contingent or otherwise) exceed, at any one time, $10,000,000, with respect to Commercial Letters of Credit, or (iii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Subject to Section 7.2.14(v), Letters of Credit may be issued for the benefit or the use of, directly or indirectly, any member of the Arch Western Group. No Letters of Credit shall be issued for the benefit or the use of, directly or indirectly, any Significant Subsidiary which is a member of the Arch Coal Group which is not a party to the Guaranty Agreement until such time as such Significant Subsidiary has joined the Guaranty Agreement in accordance with Section 10.18 [Requirements for Significant Subsidiaries]. Schedule 2.9.1 sets forth letters of credit, issued by PNC Bank as an "Issuing Bank" under the Original Credit Agreement, which are outstanding as of the Restatement Effective Date (the "Existing Letters of Credit"). It is expressly agreed that the Existing Letters of Credit are Letters of Credit under this Agreement.

                  2.9.2 Letter of Credit Fees.

                  Subject to the terms and conditions of this Agreement, any Issuing Bank selected by the Borrower shall issue the requested Letter of Credit. The Borrower shall also pay to the Issuing Bank for the Issuing Bank's sole account the Issuing Bank's then-in-effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Issuing Bank may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. The Borrower shall pay (i) to the Administrative Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the Applicable Letter of Credit Fee Rate then in effect (computed on the basis of a year of 360 days and actual days elapsed) and (ii) to the Administrative Agent for its own account a fronting fee equal to 0.125% per annum (computed on the basis of a year of 360 days and actual days elapsed), which fees shall be computed on the daily average Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the first Business Day of each January, April, July and October following issuance of each Letter of Credit and on the Expiration Date.

                  2.9.3 Participations in Letters of Credit; Disbursements, Reimbursement.

                        2.9.3.1 Immediately upon issuance of each Letter of Credit, and without further action, each Bank shall be deemed to, and hereby agrees that it shall, have irrevocably purchased, for such Bank's own account and risk, from the applicable Issuing Bank an individual participation interest in such Letter of Credit in an amount equal to such Bank's Revolving Credit Ratable Share of the maximum amount which is or at any time may become available to be drawn thereunder, and each Bank shall be responsible to reimburse such Issuing Bank immediately for its Revolving Credit Ratable Share of any disbursement under any Letter of Credit which has not been reimbursed by Borrower in accordance with Section 2.9.3.2 by making its Revolving Credit Ratable Share of the Revolving Credit Loans referred to in Section 2.9.3.3 available to the Administrative Agent for the account of the Issuing Bank. Upon the request of any Bank and no less frequently than once in each calendar month, the Administrative Agent shall notify each Bank of the amount of such Bank's participation in Letters of Credit.

                        2.9.3.2 In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Borrower and the Administrative Agent. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Issuing Bank shall sometimes be referred to as a "Reimbursement Obligation") the Administrative Agent on behalf of the Issuing

Bank prior to 12:00 noon, Pittsburgh time, on each date that an amount is paid by the Issuing Bank under any Letter of Credit (each such date, a "Drawing Date") in an amount equal to the amount so paid by the Issuing Bank. In the event the Borrower fails to reimburse the Administrative Agent on behalf of the Issuing Bank for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, the Issuing Bank will promptly notify the Administrative Agent and each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit. Any notice given by the Administrative Agent or the Issuing Bank pursuant to this Section 2.9.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                        2.9.3.3 Each Bank shall upon any notice pursuant to
Section 2.9.3.2 make available to the Administrative Agent, on behalf of the Issuing Bank, an amount in immediately available funds equal to its Revolving Credit Ratable Share of the amount of the drawing, whereupon the participating Banks shall each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available to the Administrative Agent for the account of the Issuing Bank the amount of such Bank's Revolving Credit Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time, on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Revolving Credit Loans under the Base Rate Option on and after the fourth day following the Drawing Date; provided, however, that in the event that a Bank does not timely receive notice in order to so fund its Revolving Credit Ratable Share to the Administrative Agent prior to 2:00 p.m., Pittsburgh time, on the Drawing Date, interest, with respect to the Drawing Date only, shall not accrue as previously described in this sentence. The Issuing Bank will promptly give notice to the Administrative Agent and each other Bank of the occurrence of the Drawing Date, but failure of the Issuing Bank to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section 2.9.3.3.

                  2.9.4 Documentation.

                  Each Loan Party agrees to be bound by the terms of the selected Issuing Bank's application and agreement for letters of credit and the Issuing Bank's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, neither the Agents nor any Issuing Bank shall be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

                  2.9.5 Determinations to Honor Drawing Requests.

                  In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Bank shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

                  2.9.6 Nature of Participation and Reimbursement Obligations.

                  Each Bank's obligation in accordance with this Agreement to participate in Letters of Credit and make the Revolving Credit Loans, as contemplated by Section 2.9.3 [Participations in Letters of Credit; Disbursements, Reimbursement], as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Issuing Bank upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section
2.9.6 under all circumstances, including the following circumstances:

                        (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against any Issuing Bank, either Agent, the Borrower or any other Person for any reason whatsoever;

                        (ii) the failure of any Loan Party or any other Person to comply with the conditions set forth in Sections 2.1 [Revolving Credit Commitments], 2.4 [Loan Requests], 2.5 [Making Revolving Credit Loans and Swing Loans] or 6.2 [Each Additional Loan or Letter of Credit] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Revolving Credit Loan under Section 2.9.3 [Participations in Letters of Credit; Disbursements; Reimbursement];

                        (iii) any lack of validity or enforceability of any Letter of Credit;

                        (iv) any claim of breach of warranty that might be made by any Loan Party or any Bank against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which any Loan Party or any Bank may have at any time against a beneficiary, successor beneficiary, or any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), either Agent, any Issuing Bank, or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                        (v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provisions of services relating to a Letter of Credit, in each case even if the Issuing Bank has been notified thereof;

                        (vi) payment by any Issuing Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                        (vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

                        (viii) any failure by the Issuing Bank to issue any Letter of Credit in the form requested by any Loan Party, unless the Issuing Bank has received written notice from such Loan Party of such failure within three Business Days after the Issuing Bank shall have furnished such Loan Party a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice;

                        (ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                        (x) any breach of this Agreement or any other Loan Document by any party thereto;

                        (xi) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

                        (xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

                        (xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

                        (xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                  2.9.7 Indemnity.

                  In addition to amounts payable as provided in Section 9.5 [Reimbursement and Indemnification of Agents by the Borrower], the Borrower hereby agrees to protect, indemnify, pay and save harmless the Agents and each Issuing Bank from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel) which any Agent or any Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, other than as a result of
(A) the gross negligence or
willful misconduct of any Agent or any Issuing Bank as determined by a final judgment of a court of competent jurisdiction or (B) subject to the following clause (ii), the wrongful dishonor by an Issuing Bank of a proper demand for payment made under any Letter of Credit, or (ii) the failure of an Issuing Bank to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

                  2.9.8 Liability for Acts and Omissions.

                  As between any Loan Party, each Issuing Bank and the Agents, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, neither any Agent nor any Issuing Bank shall be responsible for any of the following including any losses or damages to any Loan Party or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Issuing Bank shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of any Issuing Bank or any Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agents' rights or powers hereunder or of any of the rights or powers hereunder of any Issuing Bank. Nothing in the preceding sentence shall: (x) relieve any Agent from liability for such Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence, or (y) relieve any Issuing Bank from liability for such Issuing Bank's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall any Issuing Bank or any Agent be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys' fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

                  Without limiting the generality of the foregoing, each Issuing Bank and the Agents (i) may rely on any oral or other communication believed in good faith by any Issuing

Bank or any Agent to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Agent; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on the Agent in any way related to any order issued at the applicant's request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an "Order") and honor any drawing in connection with any Letter of Credit that is the subject to such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit.

                  In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by any Agent or any Issuing Bank under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put any Agent or any Issuing Bank under any resulting liability to the Borrower or any other Bank.

                        3. INTEREST RATES

            3.1 Interest Rate Options.

            The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Revolving Credit Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Revolving Credit Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Revolving Credit Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Revolving Credit Loans comprising any Borrowing Tranche, provided that there shall not be at any one time outstanding more than nine (9) Borrowing Tranches in the aggregate among all of the Revolving Credit Loans accruing interest at a Euro-Rate Option, and provided further that only the Offered Rate Option shall apply to the Swing Loans. If at any time the designated rate applicable to any Loan exceeds such Lender's highest lawful rate, the rate of interest on such Loan shall be limited to such Lender's highest lawful rate.

                  3.1.1 Interest Rate Options.

                  The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans (subject to the provisions above regarding Swing Loans):

                        (i) Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                        (ii) Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

Notwithstanding the foregoing, on the Restatement Effective Date, the Applicable Margin shall be the amount determined in accordance with the parameters set forth in Schedule 1.1(A) but shall be no less than the amount set forth in the pricing grid under Level III thereof. It is expressly agreed that after the Restatement Effective Date, the Applicable Margin shall be determined, based upon the applicable Debt Rating in effect from time to time, as set forth in
Schedule 1.1(A).

                  3.1.2 Rate Quotations.

                  The Borrower may call the Administrative Agent on or before the date on which a Committed Loan Request is to be delivered to receive an indication of the rates then in effect as to Revolving Credit Loans, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

                  3.1.3 Change in Fees or Interest Rates.

                  If the Applicable Margin or Applicable Commitment Fee Rate is increased or reduced with respect to any period for which the Borrower has already paid interest or Commitment Fees, the Administrative Agent shall recalculate the additional interest or Commitment Fees due from or to the Borrower and shall, within fifteen (15) Business Days after the Borrower notifies the Administrative Agent of such increase or decrease, give the Borrower and the Banks notice of such recalculation.

                        3.1.3.1 Any additional interest or Commitment Fees due from the Borrower shall be paid to the Administrative Agent for the account of the Banks on the next date on which an interest or fee payment is due; provided, however, that if there are no Loans outstanding or if the Loans are due and payable, such additional interest or Commitment Fees shall be paid promptly after receipt of written request for payment from the Administrative Agent.

                        3.1.3.2 Any interest or Commitment Fees refund due to the Borrower shall be credited against payments otherwise due from the Borrower on the next interest or fee payment due date or, if the Loans have been repaid and the Banks are no longer committed to lend under this Agreement, the Banks shall pay the Administrative Agent for the account of the Borrower such interest or Commitment Fee refund not later than five (5) Business Days after written notice from the Administrative Agent to the Banks.

            3.2 Interest Periods.

            At any time when the Borrower shall select, convert to or renew a Euro-Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Committed Loan Request. The notice shall specify an interest period (the "Interest Period") during which such Euro-Rate Option shall apply, such Interest Period to be one, two, three or six Months. The following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

                  3.2.1 Ending Date and Business Day.

                  any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  3.2.2 Amount of Borrowing Tranche.

                  each Borrowing Tranche of Revolving Credit Loans to which the Euro-Rate Option applies shall be in integral multiples of $5,000,000 and not less than $10,000,000;

                  3.2.3 Termination Before Applicable Expiration Date.

                  the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end, in the case of Revolving Credit Loans, after the Expiration Date; and

                  3.2.4 Renewals.

                  in the case of the renewal of a Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

            3.3 Interest After Default.

            To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

                  3.3.1 Letter of Credit Fees, Interest Rate.

                  the Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.9.2 [Letter of Credit Fees] or
Section 3.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; and

                  3.3.2 Other Obligations.

                  each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable until it is paid in full.

                  3.3.3 Acknowledgment.

                  The Borrower acknowledges that the increase in rates referred to in this Section 3.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent. Upon the occurrence of an Event of Default, no Loan may be made, converted to or renewed under the Euro-Rate Option.

            3.4 Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits
                Not Available.

                  3.4.1 Unascertainable.

                  If, on any date on which a Euro-Rate would otherwise be determined with respect to Committed Loans, the Administrative Agent shall have determined that:

                        (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                        (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate,

then the Administrative Agent shall have the rights specified in Section 3.4.3.

                  3.4.2 Illegality; Increased Costs; Deposits Not Available.

                  If at any time any Lender shall have determined that:

                        (i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                        (ii) such Euro-Rate Option will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Loan, or

                        (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a Euro-Rate Option applies are not available to such Lender with respect to such Loan, in the London interbank market, then the Administrative Agent and the Lenders shall have the rights specified in
Section 3.4.3.

                  3.4.3 Administrative Agent's and Lender's Rights.

                  In the case of any event specified in Section 3.4.1 above, the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 3.4.2 above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Lenders, in the case of such notice given by the Administrative Agent, or (B) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a Euro-Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent's or such Lender's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 3.4.1 and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for the selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Revolving Credit Loans if the Borrower has requested the Euro-Rate Option with respect to such Revolving Credit Loans. If any Lender notifies the Administrative Agent of a determination under Section 3.4.2, the Borrower shall, subject to the Borrower's indemnification Obligations under Section 4.5.2 [Indemnity], as to any Loan of the Lender to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 4.4.1 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

            3.5 Selection of Interest Rate Options.

            If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Revolving Credit Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 3.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing

Tranche to the Base Rate Option in the case of Revolving Credit Loans commencing upon the last day of the existing Interest Period.

                        4. PAYMENTS

            4.1 Payments.

            All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent's Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of PNC Bank with respect to the Swing Loans and for the ratable accounts of the Banks with respect to the Revolving Credit Loans, in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the applicable Lenders in immediately available funds, provided that in the event payments are received by 11:00 a.m., Pittsburgh time, by the Administrative Agent with respect to the Loans and such payments are not distributed to the Lenders (or applicable Lender, as the case may be) on the same day received by the Administrative Agent, the Administrative Agent shall pay the Lenders (or applicable Lender, as the case may be) the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders (or applicable Lender, as the case may be). The Administrative Agent's and each Lender's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated." The principal amount of the Revolving Credit Loans, together with accrued interest, fees and all other Obligations payable thereon shall be due and payable on the Expiration Date.

            4.2 Pro Rata Treatment of Banks.

            Each borrowing of Revolving Credit Loans shall be allocated to each Bank according to its Revolving Credit Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option applicable to Revolving Credit Loans and each payment or prepayment by the Borrower with respect to principal or interest on the Revolving Credit Loans or Commitment Fees, Letter of Credit Fees, or other fees (except for the Administrative Agent's Fee) or amounts due from the Borrower hereunder to the Banks with respect to the Revolving Credit Loans, shall (except as provided in Section 3.4.3 [Administrative Agent's and Lender's Rights] in the case of an event specified in Sections 3.4 [Euro-Rate Unascertainable, etc.], 4.4.2 [Replacement of a Lender] or 4.5 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Revolving Credit Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion, as applicable, to the Revolving Credit Ratable Share of each Bank. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC Bank according to Section 2.

            4.3 Interest Payment Dates.

            Interest on Swing Loans or Revolving Credit Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Expiration Date or upon acceleration of the Loans. Interest on Committed Loans (other than Swing Loans) to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the date that is three
(3) Months after the commencement of such Interest Period (and if applicable, the date that is six (6) Months after the commencement of such Interest Period) of such Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

            4.4 Prepayments.

                  4.4.1 Voluntary Prepayments.

                  The Borrower shall have the right at its option from time to time to prepay the Committed Loans in whole or part without premium or penalty (except as provided in Section 4.4.2 below or in Section 4.5 [Additional Compensation in Certain Circumstances]):

                        (i) at any time with respect to any Committed Loan to which the Base Rate Option applies,

                        (ii) on the last day of the applicable Interest Period with respect to Committed Loans to which a Euro-Rate Option applies,

                        (iii) on the date specified in a notice by any Lender pursuant to Section 3.4 [Euro-Rate Unascertainable, etc.] with respect to any Committed Loan to which a Euro-Rate Option applies.

Whenever the Borrower desires to prepay any part of the Committed Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m., Pittsburgh time, at least one (1) Business Day prior to the date of prepayment of the Committed Loans or no later than 1:00 p.m., Pittsburgh time, on the date of prepayment of Swing Loans setting forth the following information:

                     (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

                     (y) the application of the prepayment among the Swing Loans and the Revolving Credit Loans; and

                     (z) the total principal amount of such prepayment, which shall not be less than $10,000,000 for any Revolving Credit Loan, and in increments of

$1,000,000 above $10,000,000, and not less than $1,000,000 for Swing Loans, and in increments of $100,000 above $1,000,000.

All prepayment notices shall be irrevocable. The principal amount of the Committed Loans for which a prepayment notice is given, together with interest on such principal amount (except with respect to interest on Revolving Credit Loans to which the Base Rate Option applies which shall be paid in accordance with this Agreement on the next due date for the payment thereof), shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 3.4.3 [Administrative Agent's and Lender's Rights], if the Borrower prepays a Committed Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied (i) first to Swing Loans, then (ii) second to Revolving Credit Loans to which the Base Rate Option applies, and then (iii) finally to Revolving Credit Loans to which the Euro-Rate Option applies. Any prepayment hereunder shall be subject to the Borrower's Obligation to indemnify the Banks under Section 4.5.2 [Indemnity].

                  4.4.2 Replacement of a Lender.

                  In the event any Lender (i) gives notice under Section 3.4 [Euro-Rate Unascertainable, etc.] or Section 4.5.1 [Increased Costs, etc.], (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Lender, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right at its option, with the consent of the Administrative Agent, which shall not be unreasonably withheld (except that during any period when an Event of Default exists and is continuing, the Administrative Agent may withhold such consent in its sole discretion), to prepay the Loans of such Lender in whole, together with all interest and fees accrued thereon and all other amounts due and payable to such Lender under the Loan Documents, and terminate such Lender's Commitment within ninety (90) days after (x) receipt of such Lender's notice under Section 3.4 [Euro-Rate Unascertainable, etc.] or 4.5.1 [Increased Costs, Etc.], (y) the date such Lender has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Lender, or (z) the date such Lender became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Lender at the time of such prepayment any amounts required under Section 4.5 [Additional Compensation in Certain Circumstances] (except that the Borrower shall not be required to indemnify such Lender for liabilities, losses or expenses under Section 4.5.2(i) sustained by such Lender as a consequence of the prepayment of the Loans of such Lender in accordance with this Section 4.4.2 on a day other than the last day of an Interest Period with respect to Loans to which a Euro-Rate Option applies if the Loans of such Lender are being prepaid because such Lender has determined that the making, maintenance or funding of such Loans by such Lender under the Euro-Rate Option has been made unlawful or because such Lender has become subject to the control of an Official Body) and any accrued interest due on such amount and any related fees; provided, however, that the Commitment of such Lender shall be provided by one or more of the remaining Lenders or a replacement bank acceptable to the Agents and the Issuing Banks; provided, further, that the remaining Lenders shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Administrative Agent may only be replaced subject to the requirements of Section 9.14

[Successor Agents] and an Issuing Bank may only be replaced if all Letters of Credit issued by such Issuing Bank have expired or been terminated or replaced.

                  4.4.3 Change of Lending Office.

                  Each Lender agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 3.4.2 [Illegality, etc.] or 4.5.1 [Increased Costs, etc.] with respect to such Lender, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage on such Lender's good faith determination, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 4.4.3 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of any Agent or any Lender provided in this Agreement.

                  4.4.4 Voluntary Reduction of Commitments.

                  The Borrower shall have the right, upon not less than five (5) Business Days' written irrevocable notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments, which notice shall specify the date and amount of any such reduction and otherwise be substantially in the form of
Exhibit 4.4.4 (a "Commitment Reduction Notice"). Any such reduction shall be in a minimum amount equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof, provided, that the Revolving Credit Commitments may not be reduced below the sum of the aggregate principal amount of all Revolving Facility Usage. Each reduction of Revolving Credit Commitments shall ratably reduce the Revolving Credit Commitments of the Banks.

                  4.4.5 Mandatory Prepayment Upon Sale of Assets; Mandatory
                        Reduction of Revolving Credit Commitments.

                  Within five (5) Business Days of any sale of assets by any member of the Arch Coal Group authorized by Section 7.2.4(vi) [Disposition of Assets or Subsidiaries] and immediately upon the closing of any Permitted Receivables Financing, the Revolving Credit Commitments shall automatically and permanently be reduced in an amount equal to, in the case of an asset sale under
Section 7.2.4(vi), the Net Cash Proceeds of such sale of assets (as estimated in good faith by the Borrower) or, in the case of a Permitted Receivables Financing, 50% of the principal amount of such financing; provided, however, that, in the case of a sale of assets authorized by Section 7.2.4(vi), the Revolving Credit Commitments shall not be required to be reduced below $150,000,000. On the date of any reduction of the Revolving Credit Commitments pursuant to this Section 4.4.5, the Borrower shall make a mandatory prepayment of so much of the Revolving Credit Loans as shall be necessary in order that the Revolving Facility Usage will not exceed the Revolving Credit Commitments after giving effect to such reduction. Any prepayment hereunder shall be subject to the Borrower's Obligation to the Banks under Section 4.5.2 [Indemnity]. If the Debt Rating applicable to the Borrower is BBB- or better by Standard & Poor's or Baa3 or better by Moody's, then at any time when either such Debt Rating is in effect, if any member of the Arch Coal Group sells assets in accordance with Section 7.2.4(vi), no reduction of the Revolving Credit Commitments pursuant to this Section 4.4.5 will be required to be made. No reduction of the Revolving Credit Commitments will be required under this
Section 4.4.5 with respect to proceeds of the MLP Transaction.

            4.5 Additional Compensation in Certain Circumstances.

                  4.5.1 Increased Costs or Reduced Return Resulting From Taxes,
                        Reserves, Capital Adequacy Requirements, Expenses, Etc.

                  If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                        (i) subjects any Lender to any tax or changes the basis of taxation with respect to this Agreement, the Committed Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder (except for taxes on the overall net income of such Lender),

                        (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Lender, or

                        (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Lender, or (B) otherwise applicable to the obligations of any Lender under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Lender with respect to this Agreement, or the making, maintenance or funding of any part of the Committed Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Lender's capital, taking into consideration such Lender's customary policies with respect to capital adequacy) by an amount which such Lender in its sole discretion deems to be material, such Lender shall from time to time notify the Borrower and the Administrative Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Lender to be necessary to compensate such Lender for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

                  4.5.2 Indemnity.

                  In addition to the compensation required by Section 4.5.1 [Increased Costs, etc.], the Borrower shall indemnify each Lender against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Lender to fund or maintain Loans subject to a Euro-Rate Option) which such Lender sustains or incurs as a consequence of any

                        (i) payment, prepayment, conversion or renewal of any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due);

                        (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Committed Loan Requests under Section 2.4.1 [Committed Loan Requests], Section 2.4.2 [Swing Loan Requests], or Section 3.2 [Interest Periods] or notice relating to prepayments under Section 4.4.1 [Voluntary Prepayments]; or

                        (iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal of or interest on the Committed Loans, Commitment Fees or any other amount due hereunder.

If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

            4.6 Notes.

            Upon the request of any Bank, the Revolving Credit Loans made by such Bank may be evidenced by a Revolving Credit Note in the form of Exhibit 1.1(R).

            4.7 Settlement Date Procedures.

            In order to minimize the transfer of funds between the Banks and the Administrative Agent, the Borrower may borrow, repay and reborrow Swing Loans and PNC Bank may make Swing Loans as provided in Section 2.5 hereof during the period between Settlement Dates. Not later than 11:00 a.m., on each Settlement Date, the Administrative Agent shall notify each Bank of its Revolving Credit Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a "Required Share"). Prior to 2:00 p.m., Pittsburgh time, on such Settlement Date, each Bank shall pay to the Administrative Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Administrative Agent shall pay to each Bank its Revolving Credit Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. The Administrative Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 4.7 shall relieve the Banks of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Sections 2.1.1 and 2.2. The Administrative Agent may at any time for any reason whatsoever require each Bank to pay immediately to the Administrative Agent such Bank's Revolving Credit Ratable Share of the outstanding Revolving Credit Loans, and each Bank may at any time require the Administrative Agent to pay immediately to such Bank its Revolving Credit Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans.

            4.8 Taxes.

                  4.8.1 No Deductions.

                  All payments made by the Borrower hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of the Lenders and all income and franchise taxes of the United States applicable to the Lenders (all such non-excluded taxes, levies, imposts deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under the Credit Agreement, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this subsection) the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

                  4.8.2 Stamp Taxes.

                  In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration, or otherwise with respect to, the Credit Agreement (hereinafter referred to as "Other Taxes").

                  4.8.3 Indemnification for Taxes Paid by Lenders.

                  The Borrower shall indemnify the Lenders for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this subsection) paid by such Lender and any liability

(including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender makes written demand therefor.

                  4.8.4 Certificate.

                  Within 30 days after the date of any payment of any Taxes by the Borrower, the Borrower shall furnish to the Administrative Agent for the benefit of the Lenders the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by the Borrower, the Borrower shall, if so requested by any Lender, provide a certificate of an officer of the Borrower to that effect.

                  4.8.5 Survival.

                  Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in subsections 4.8.1 through 4.8.4 shall survive the payment in full of principal and interest under any promissory note made by Borrower to any Lender under the Credit Agreement.

                  4.8.6 Refund and Contest.

                  If the Borrower determines in good faith that a reasonable basis exists for contesting any Taxes or Other Taxes with respect to which the Borrower was required to take the actions specified in the second sentence of subsection 4.8.1, the relevant Lender (to the extent such Lender reasonably determines in good faith that it will not suffer any adverse effect as a result thereof) shall cooperate with the Borrower in challenging the imposition of such Taxes or Other Taxes at the Borrower's expense if so requested by the Borrower in writing. If such Lender receives a refund of Taxes or Other Taxes for which the payment has been made by the Borrower pursuant to this Agreement, which refund in the good faith judgment of such Lender is attributable to the Borrower, then such Lender shall reimburse the Borrower for such amount as such Lender determines to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position than it would have been in if the payment had not been required. No Lender nor any Agent shall be obliged to disclose information regarding its tax affairs or computations to Borrower in connection with this Section 4.8.6 or any other provision of Section 4.8.

                  5. REPRESENTATIONS AND WARRANTIES

            5.1 Representations and Warranties.

            The Borrower represents and warrants to the Agents and each of the Lenders as follows:

                  5.1.1 Organization and Qualification.

                  Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary and where the failure to so qualify could reasonably be expected to result in a Material Adverse Change.

                  5.1.2 Shares of Borrower; Subsidiaries; and Subsidiary Shares.

                  Schedule 5.1.2 states the name of each of the Borrower's Subsidiaries, its jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation, its outstanding partnership interests (the "Partnership Interests") if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the "LLC Interests") if it is a limited liability company. Schedule 5.1.2 also sets forth the jurisdiction of incorporation of the Borrower, its authorized capital stock (the "Borrower Shares"), the voting rights associated therewith, and whether such Subsidiary is a Significant Subsidiary, Inactive Subsidiary or a Special Subsidiary. The Borrower and each Subsidiary of the Borrower has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien. All Borrower Shares, Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Borrower Shares and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Borrower Shares, Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 5.1.2.

                  5.1.3 Power and Authority.

                  Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part. The Borrower and each Subsidiary of the Borrower party to the Acquisition Documents has full power to enter into, execute, deliver and perform the Acquisition Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part. The Borrower and each Subsidiary of the Borrower party to the Vulcan Acquisition Documents has full power to enter into, execute, deliver and perform the Vulcan Acquisition Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

                  5.1.4 Validity and Binding Effect.

                  This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance. The Acquisition Documents have been duly and validly executed and delivered by the Borrower and each of its Subsidiaries party thereto. The Acquisition Documents constitute the legal, valid and binding obligation of the Borrower and each of its Subsidiaries party thereto, enforceable against each such Person in accordance with the terms thereof, except to the extent that enforceability of the Acquisition Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law, affecting the enforceability of creditors' rights generally or limiting the right of specific performance. A complete copy of the Acquisition Documents has been delivered to the Administrative Agent. The Vulcan Acquisition Documents have been duly and validly executed and delivered by the Borrower and each of its Subsidiaries party thereto. The Vulcan Acquisition Documents constitute the legal, valid and binding obligation of the Borrower and each of its Subsidiaries party thereto, enforceable against each such Person in accordance with the terms thereof, except to the extent that enforceability of the Vulcan Acquisition Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar law, affecting the enforceability of creditors' rights generally or limiting the right of specific performance. A complete copy of the Vulcan Acquisition Documents has been delivered to the Administrative Agent.

                  5.1.5 No Conflict.

                  Neither the execution and delivery of the Loan Documents or the Vulcan Acquisition Documents by any Loan Party, nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or any Subsidiary of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any Subsidiary of any Loan Party is a party or by which any of the foregoing Persons is bound or to which any of the foregoing Persons is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any Subsidiary of any Loan Party (other than Liens granted under the Loan Documents).

                  5.1.6 Litigation.

                  Except as set forth on Schedule 5.1.6, there are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate could reasonably be expected to result in a Material Adverse Change. None of the Loan Parties or any Subsidiary of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which could reasonably be expected to result in a Material Adverse Change.

                  5.1.7 Financial Statements.

                        (i) Historical Statements.

                     The Borrower has delivered to the Administrative Agent copies of its audited consolidated year-end financial statements for and as of the end of the fiscal year ended December 31, 2002 (the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Borrower's management, are correct and complete and fairly represent the consolidated financial condition of the Borrower and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied.

                        (ii) Accuracy of Financial Statements.

                     Neither the Borrower nor any Subsidiary of the Borrower has on the Second Restatement Effective Date any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary of the Borrower which could reasonably be expected to result in a Material Adverse Change. Since December 31, 2002, no Material Adverse Change has occurred, except as set forth on Schedule 5.1.7.

                        (iii) Financial Projections. The Borrower has delivered to the Agents financial projections of the Borrower and its Subsidiaries, on a consolidated and consolidating basis, for the period January 1, 2003 through and including December 31, 2006 derived from various assumptions of the Borrower's management (the "Financial Projections"). On the Second Restatement Effective Date, the Financial Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of the Borrower's management. The Financial Projections accurately reflect, in all material respects on a consolidated basis, the liabilities of the Borrower and its Subsidiaries upon consummation of the transactions contemplated hereby as of the Second Restatement Effective Date.

                  5.1.8 Use of Proceeds; Margin Stock.

                     5.1.8.1 General.

                     The Loan Parties shall use the proceeds of the Loans in accordance with Sections 2.7 and 7.1.9.

                     5.1.8.2 Margin Stock.

                     None of the Loan Parties nor any Subsidiary of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties nor any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

                  5.1.9 Full Disclosure.

                  Neither this Agreement nor any other Loan Document, nor the Acquisition Documents, nor the Vulcan Acquisition Documents, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Lender in connection herewith, with the Acquisition Documents or with the Vulcan Acquisition Documents, contains with respect to the Borrower and its Subsidiaries any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to any Loan Party which materially adversely affects the business, financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Lenders prior to or at the date hereof in connection with the transactions contemplated hereby.

                  5.1.10 Taxes.

                  All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

                  5.1.11 Consents and Approvals.

                     No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on Schedule 5.1.11, all of which shall have been obtained or made on or prior to the Second Restatement Effective Date except as otherwise indicated on Schedule 5.1.11.

                     5.1.12 No Event of Default; Compliance With Instruments and
                            Material Contracts.

                     No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Second Restatement Effective Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiary of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation could reasonably be expected to result in a Material Adverse Change. All Material Contracts described in the definition of "Material Contracts" to which any Loan Party or any Subsidiary of any Loan Party is a party or by which any Loan Party or Subsidiary of any Loan Party is bound are valid, binding and enforceable upon such Loan Party or Subsidiary and to the best knowledge of the Borrower upon each of the other parties thereto in accordance with their respective terms, and there is no default by any Loan Party or any Subsidiary of any Loan Party under any Material Contract nor, to the Loan Parties' knowledge, any default thereunder with respect to parties thereto other than any Loan Party or Subsidiary of a Loan Party except in each case to the extent the same could not reasonably be expected to result in a Material Adverse Change. None of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could reasonably be expected to result in a Material Adverse Change.

                  5.1.13 Insurance.

                  No notice has been given or claim made and no grounds exist to cancel or avoid any insurance policies or bonds to which the Loan Parties are subject, or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

                  5.1.14 Compliance With Laws.

                  The Loan Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 5.1.18 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is doing business except where the failure to do so could not reasonably be expected to result in a Material Adverse Change.

                  5.1.15 Investment Companies; Regulated Entities.

                  None of the Loan Parties or any Subsidiaries of any Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiary of any Loan Party is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

                  5.1.16 Plans and Benefit Arrangements.

                        (i) The Borrower and each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans, and Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrower or any other member of the ERISA Group. The Borrower and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and each other member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA. All Plans, Benefit Arrangements, and Multiemployer Plans have been administered in accordance with their terms and applicable Law.

                        (ii) No event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                        (iii) Neither the Borrower nor any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                  5.1.17 Employment Matters.

                  Each of the Loan Parties and each of their Subsidiaries is in substantial compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply could reasonably be expected to result in a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case could reasonably be expected to result in a Material Adverse Change.

                  5.1.18 Environmental Matters.

                  Except as set forth on Schedule 5.1.18:

                  (a) the Loan Parties and their Subsidiaries are and have been in substantial compliance with all Environmental Laws, except where the failure to so comply could not reasonably be expected to result in a Material Adverse Change;

                  (b) the Loan Parties and their Subsidiaries hold and are operating in substantial compliance with Environmental Permits, except where the failure to so comply could not reasonably be expected to result in a Material Adverse Change;

                  (c) neither any Property of any Loan Party or any Subsidiary of any Loan Party nor their respective operations conducted thereon violates any order of any Official Body made pursuant to Environmental Laws except for noncompliance with respect thereto which could not reasonably be expected to result in a Material Adverse Change;

                  (d) there are no pending or, to the knowledge of any Loan Party, threatened Environmental Claims against any Property of any Loan Party or any Subsidiary of any Loan Party nor against any Loan Party or any Subsidiary of any Loan Party which could reasonably be expected to result in a Material Adverse Change; and

                  (e) there are no pending or, to the knowledge of any Loan Party, threatened Environmental Complaints against any Property of any Loan Party or any Subsidiary of any Loan Party nor against any Loan Party or any Subsidiary of any Loan Party which could reasonably be expected to result in a Material Adverse Change.

                  5.1.19 Senior Debt Status.

                  The Obligations of each Loan Party under this Agreement, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

                  5.1.20 Title to Properties.

                  Each Loan Party and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all material properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases.

                  5.1.21 Coastal Agreement.

                  Canyon Fuel is a "Buyer Indemnitee" under the Coastal Agreement and, as such, has the rights of an "Indemnified Party" under the Coastal Agreement. Consummation of the Acquisition did not alter the rights of Canyon Fuel under the Coastal Agreement.

                  5.1.22 Patents, Trademarks, Copyrights, Licenses, Etc.

                  Each Loan Party and each Subsidiary of each Loan Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations and franchises necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others. All material patents, trademarks, service marks, trade names, copyrights, licenses, registrations and franchises of each Loan Party and each Subsidiary of each Loan Party are listed and described on Schedule 5.1.22.

                  5.1.23 Security Interests and Mortgage Liens.

                     5.1.23.1 The Liens and security interests continued on the Second Restatement Effective Date and granted to the Administrative Agent for the benefit of the Lenders pursuant to the Collateral Documents, in the Collateral constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law, subject only to Permitted Liens. Financing Statements relating to said security interests have been filed in each office and in each jurisdiction where required in order to perfect the security interests described above, possession has been taken of all stock certificates or other certificates evidencing the Collateral and there is no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements or within not less than six months prior to such other longer anniversary date in any jurisdiction (and the Borrower shall notify the Administrative Agent, in writing if such anniversary date is other than five years). All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

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                     5.1.23.2 Subsequent to the Additional Collateral Trigger
Date and (a) upon the recordation of appropriate Financing Statements, the Additional Collateral will constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law, subject only to Permitted Liens, (b) upon recordation of the Patent, Trademark and Copyright Security Agreements in the U.S. Patent and Trademark Office and the U.S. Copyright Office, as applicable, all such action that is necessary or advisable to establish such rights to the Administrative Agent will be taken, and no further action will be necessary in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements or within not less than six months prior to such other longer anniversary date in any jurisdiction (and the Borrower shall notify the Administrative Agent, in writing if such anniversary date is other than five years). All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower.

                        Subsequent to the Additional Collateral Trigger Date and upon the recordation of the Mortgages, the Liens granted for the benefit of the Banks pursuant to the Mortgages will constitute valid first priority Lien under applicable law, subject only to Permitted Liens. All such action as will be necessary or advisable to establish such Lien and its priority as described in the preceding sentence will be taken at or prior to the time required for such purpose, and there will be as of the date of execution and delivery of the Mortgages no necessity for any further action in order to protect, preserve and continue such Lien and such priority.

                  5.1.24 Status of Pledged Collateral.

                  All the shares of capital stock, Partnership Interests or LLC Interests included in the Collateral pledged pursuant to the Pledge Agreements are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the Pledge Agreements and except as the right of the Lenders to dispose of the shares of capital stock, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the SEC thereunder and by applicable state securities laws. There are no shareholder, partnership, limited liability company or other agreements or understandings with respect to the shares of capital stock, Partnership Interests or LLC Interests included in the Collateral except for the partnership agreements and limited liability company agreements described on Schedule 5.1.24. The Loan Parties have delivered true and correct copies of such partnership agreements and limited liability company agreements to the Administrative Agent.

                  5.1.25 Solvency.

                  On the Closing Date, the Restatement Effective Date, the Second Restatement Effective Date and at the time of each borrowing of Revolving Credit Loans, each of

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the Borrower and each other Loan Party is Solvent after giving effect to the transactions contemplated by the Loan Documents and any incurrence of Indebtedness and all other Obligations.

                  5.1.26 Anti-Terrorism Laws.

                     5.1.26.1 General.

                  None of the Loan Parties nor any Affiliate of any Loan Party, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

                     5.1.26.2 Executive Order No. 13224.

                  None of the Loan Parties, nor any Affiliate of any Loan Party, or their respective agents acting or benefiting in any capacity in connection with the Loans, Letters of Credit, other Obligations or other transactions hereunder, is any of the following (each a "Blocked Person"):

                        (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                        (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                        (iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

                        (iv) a Person that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order No. 13224;

                        (v) a Person that is named as a "specially designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or

                        (vi) a Person who is affiliated with a Person listed above.

No Loan Party or to the knowledge of any Loan Party, any of its agents acting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

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

            5.2 Continuation of Representations.

            Except as to those representations and warranties limited by their terms to the Second Restatement Effective Date, the Borrower makes the representations and warranties in this Section 5 on the Second Restatement Effective Date and on each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Sections 6.1 [Conditions to Amendment and Restatement of Original Credit Agreement] and 6.2 [Each Additional Loan or Letter of Credit].

6. CONDITIONS TO AMENDMENT AND RESTATEMENT OF ORIGINAL CREDIT AGREEMENT; CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

      The obligation of each Lender to amend and restate the Original Credit Agreement and make Loans and of the Issuing Banks to issue Letters of Credit hereunder is subject to the performance by the Borrower of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

            6.1 Conditions to Amendment and Restatement of Original Credit Agreement.

            On the Second Restatement Effective Date:

                  6.1.1 Officer's Certificate.

                  After giving effect to the consummation of the Vulcan Acquisition, the consummation of the transactions contemplated by the Vulcan Acquisition Documents and the Vulcan Joinder Company becoming a Loan Party under the Loan Documents: (i) the representations and warranties of the Borrower contained in Section 5 and of each Loan Party in each of the other Loan Documents shall be true and accurate on and as of the Second Restatement Effective Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), (ii) each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, and (iii) no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of the Borrower dated the Second Restatement Effective Date and signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower and each other Loan Party to each such effect.

                  6.1.2 Secretary's Certificate.

                  There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Second Restatement Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties (including the Vulcan Joinder Company as a Loan Party), certifying as appropriate as to:

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                        (i) all action taken by each Loan Party in connection
with this Agreement and the other Loan Documents;

                        (ii) the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

                        (iii) in the case of the Borrower, copies of its organizational documents, including its certificate of incorporation and bylaws as in effect on the Second Restatement Effective Date and, in the case of the certificate of incorporation certified by the appropriate state official where such documents are filed in a state office, together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the state of its formation and the state of its principal place of business.

                  6.1.3 Delivery of Loan Documents.

                  This Agreement, the Guarantor Joinders, and the other Loan Documents shall have been duly executed and delivered to the Administrative Agent and shall continue the Obligations and the liens and security interests in the Collateral for the benefit of the Lenders, together with all appropriate financing statements and appropriate stock powers and certificates evidencing the Subsidiary Shares, the Partnership Interests and the LLC Interests, and all other instruments and Collateral required to be delivered to the Collateral Agent for the benefit of the Lenders under the Collateral Documents.

                  6.1.4 Opinion of Counsel.

                     6.1.4.1 There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion of Kirkpatrick & Lockhart LLP and of Robert G. Jones, the General Counsel for the Loan Parties (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the Second Restatement Effective Date and in form and substance satisfactory to the Administrative Agent and its counsel:

                        (i) as to the matters set forth in Exhibit 6.1.4.1; and

                        (ii) as to such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

                     6.1.4.2 There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion of Dorsey & Whitney LLP (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the Second Restatement Effective Date and in form and substance satisfactory to the Administrative Agent and its counsel:

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

                        (i) as to the matters dealing with the consummation of the Vulcan Acquisition as set forth in Exhibit 6.1.4.2; and

                        (ii) as to such other matters incident to such transactions as the Administrative Agent may reasonably request.

                  6.1.5 Legal Details.

                  All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and said counsel, as the Administrative Agent or said counsel may reasonably request.

                  6.1.6 Payment of Fees.

                  The Borrower shall have paid or caused to be paid to the Administrative Agent for itself and for the account of the Lenders to the extent not previously paid all fees and expenses in connection with the amendment and restatement of the Original Credit Agreement and all fees and expenses accrued through the Second Restatement Effective Date for which the Administrative Agent and the Lenders are entitled to be reimbursed.

                  6.1.7 Consents.

                  All material consents and approvals required to effectuate the transactions contemplated by the Loan Documents, by the Acquisition Documents, by the Vulcan Acquisition Documents and by the North Rochelle Contribution shall have been obtained.

                  6.1.8 Officer's Certificate Regarding No Material Adverse Change and Solvency.

                  There shall have been delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Second Restatement Effective Date, in form and substance satisfactory to the Agents and signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower and each other Loan Party (including the Vulcan Joinder Company as a Loan Party) certifying the following: (i) since December 31, 2002 and after giving effect to the consummation of the Vulcan Acquisition, the North Rochelle Contribution and the transactions contemplated hereby, no Material Adverse Change shall have occurred; (ii) since December 31, 2002 and after giving effect to the consummation of the Vulcan Acquisition, the North Rochelle Contribution and the transactions contemplated hereby, there shall have been no material change in the management of the Borrower or any other Loan Party; and (iii) after giving effect to the consummation of the Vulcan Acquisition and the North Rochelle Contribution each of the Borrower and each other Loan Party is Solvent.

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

                  6.1.9 No Violation of Laws.

                  The making of the Loans, the issuance of the Letters of Credit, the consummation of the transactions contemplated hereby, the consummation of the transactions contemplated by the Vulcan Acquisition Documents and the consummation of the transactions contemplated by the North Rochelle Contribution shall not contravene any Law applicable to any Loan Party (including each Vulcan Joinder Company as a Loan Party), any Subsidiary of any Loan Party or any of the Lenders.

                  6.1.10 No Actions or Proceedings.

                  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents, the Vulcan Acquisition Documents, the North Rochelle Contribution or the consummation of the transactions contemplated hereby or thereby or which, in the Agents' discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

                  6.1.11 Insurance.

                  The Borrower shall have delivered to the Agents evidence of the insurance required under the Loan Documents and evidence acceptable to the Agents that adequate insurance in compliance with Section 7.1.3 [Maintenance of Insurance] is in full force and effect for the Vulcan Joinder Company and that all premiums then due thereon have been paid.

                  6.1.12 Joinder by Vulcan Joinder Company to Loan Documents.

                  Each Vulcan Joinder Company existing at the Second Restatement Effective Date shall have duly executed and delivered a Guarantor Joinder, shall have caused all of their respective issued and outstanding equity interests to be pledged pursuant to a Pledge Agreement, shall have executed a joinder to the Subordination Agreement, and shall have otherwise complied with all of the requirements of Section 10.18 [Requirements for Significant Subsidiaries].

                  6.1.13 Satisfactory Environmental Review.

                  The environmental condition of the Loan Parties', their Subsidiaries' and the Vulcan Joinder Company's assets shall be satisfactory to the Administrative Agent in all material respects.

                  6.1.14 UCC, Lien and Judgment Searches.

                  The Administrative Agent shall have received searches under the Uniform Commercial Code, lien, tax lien, litigation and judgment searches against each Vulcan Seller Party, in each case in the jurisdiction of each such Person's formation and in each jurisdiction

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

where each such person conducts business or owns or operates assets and the results of such searches shall be satisfactory in form, scope and substance to the Agents.

                  Any liens, UCC financing statements or judgments against any of the assets or equity interests to be acquired by the Loan Parties upon consummation of the transactions contemplated by the Vulcan Acquisition Documents shall on or before the Second Restatement Effective Date be terminated and released of record and satisfied in full, all to the satisfaction of the Agents in their sole discretion and any Indebtedness or other obligations secured by any such liens or judgments shall have been paid in full and all commitments to make such loans shall have been terminated on or before the Second Restatement Effective Date, all to the satisfaction of the Agents in their sole discretion.

                  6.1.15 Filing Receipts.

                  The Agents shall have received (1) copies of all filing receipts and acknowledgments issued by any governmental authority to evidence any recordation or filing necessary to perfect or continue perfection of the Lien of the Lenders on the Collateral or other satisfactory evidence of such recordation and filing and (2) evidence in a form acceptable to the Agents that such Lien constitutes a Prior Security Interest in favor of the Lenders.

                  6.1.16 Consummation of Acquisitions; Repayment of Certain Indebtedness

                  On the Second Restatement Effective Date: (i) the Vulcan Acquisition and transactions contemplated by the Vulcan Acquisition Documents shall have been consummated on or before May 17, 2004 in accordance with the terms of the Vulcan Acquisition Documents, (ii) no set of circumstances or events shall have occurred which has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any of the Vulcan Acquisition Documents with respect to any Vulcan Seller Party or any Vulcan Joinder Company, (iii) the Loan Parties shall have delivered to the Administrative Agent a certificate of the Secretary of State of the State of Delaware evidencing the filing of the certificate of merger to consummate the Vulcan Acquisition, and (iv) none of the Loan Parties shall have waived any material covenant or condition or compliance by any Vulcan Seller Party or any Vulcan Joinder Company with any material provision of the Vulcan Acquisition Documents without the prior written approval of the Required Banks, and an Authorized Officer of the Borrower shall have certified each of the foregoing matters to the Agents for the benefit of the Agents and the Lenders. Such certificate shall be in form and substance satisfactory to the Agents.

                  On or before the Second Restatement Effective Date the following shall occur to the satisfaction of the Administrative Agent in its sole discretion: (i) the UBS Debt shall be repaid in full, (ii)all liens and security interests securing the UBS Debt shall have been terminated, (iii) all commitments to lend under the documents and agreements evidencing the UBS Debt shall have been terminated and of no further force and effect, (iv) all indebtedness or other obligations payable by any Vulcan Joinder Company to any other Vulcan Joinder Company or to any Affiliate of any Vulcan Seller Party shall have been repaid or discharged in full.

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

                  6.1.17 Triton EBITDDA.

                  The Borrower shall have delivered to the Administrative Agent and each Bank a certificate of the Borrower dated as of the Second Restatement Effective Date and signed by its Chief Executive Officer, President or Chief Financial Officer, in form, substance and detail together with supporting financial statements and other accounting and financial information satisfactory to the Administrative Agent, which certifies as to and sets forth a detailed calculation of the Triton EBITDDA for the Triton EBITDDA Period (as hereinafter defined). Triton EBITDDA Period shall mean the period, consisting of twelve consecutive months ending prior to the consummation of the Vulcan Acquisition, as such period is reasonably acceptable to the Administrative Agent.

                  6.1.18 Confirmation of Loan Documents.

                  Each Loan Party, shall have executed and delivered a confirmation of Loan Documents in form and substance satisfactory to the Agents.

                  6.1.19 Amended and Restated Schedules.

                  The Borrower shall have delivered to the Agents and each Bank amended and restated schedules and the new additional schedules to this Agreement, with each schedule to be in form and substance satisfactory to the Required Banks.

                  6.1.20 Certain Amended and Restated Exhibits.

                  Upon the effectiveness of this Agreement, Exhibit 7.3.3 [Quarterly Compliance Certificate] shall be amended and restated in its entirety in the form of the exhibit attached hereto, bearing such name and numerical reference, and Exhibit 6.1.4.1 [Matters to be covered in Opinions of Counsel for Arch Coal, Inc.] and Exhibit 6.1.4.2 [Matters to be covered in Opinions of Dorsey & Whitney LLP with respect to the Vulcan Acquisition] shall be added as new exhibits to this Agreement in the form of the exhibits attached hereto bearing such respective names and numerical references. All other exhibits to this Agreement shall continue to be effective and in such form as effective prior to the Second Restatement Effective Date.

                  6.1.21 Certain Required Lender Matters.

                  It is expressly agreed that any amendment to Section 6.1 or waiver of any condition under this Section 6.1 shall require the prior written approval of the Required Banks and of the Borrower.

            6.2 Each Additional Loan or Letter of Credit.

            At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Borrower contained in Section 5 and of the Loan Parties in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and

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

warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Borrower shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to the Borrower or any Subsidiary of the Borrower or any of the Lenders; and the Borrower shall have delivered to the Administrative Agent (and the Issuing Banks in the case of a request for a Letter of Credit, and PNC Bank in the case of a request for a Swing Loan) a duly executed and completed Committed Loan Request or application for a Letter of Credit as the case may be.

                        7. COVENANTS

            7.1 Affirmative Covenants.

            The Borrower covenants and agrees that until payment in full of the Loans and Reimbursement Obligations and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Borrower shall, and shall cause each of its Subsidiaries to, comply at all times with the following affirmative covenants:

                  7.1.1 Preservation of Existence, Etc.

                  The Borrower shall, and shall cause Arch Western to, maintain its legal existence as a corporation or limited liability company, as the case may be. The Borrower shall cause each of its Subsidiaries (other than Arch Western, which is subject to the previous sentence) to maintain its legal existence as a corporation, limited partnership or limited liability company, as the case may be, except as otherwise expressly permitted in Section 7.2.3 [Liquidations, Mergers, etc.]. The Borrower shall, and shall cause Arch Western to, maintain its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except where the failure to so qualify or maintain such qualification could be corrected without a material adverse effect on the Borrower or Arch Western. The Borrower shall cause each of its Subsidiaries (other than Arch Western, which is subject to the previous sentence) to maintain its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except where the failure to so qualify could not reasonably be expected to result in a Material Adverse Change.

                  7.1.2 Payment of Liabilities, Including Taxes, Etc.

                  The Borrower shall, and shall cause each of its Subsidiaries to, duly pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid after becoming due, might become a lien or charge upon any properties of the Borrower or any Subsidiary of the Borrower, provided that neither the Borrower nor any Subsidiary of the Borrower shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings and with respect to which there are proper reserves as required by GAAP, but only to the extent that failure to discharge any such liabilities would not adversely affect the value of the Collateral or the Additional Collateral.

                  7.1.3 Maintenance of Insurance.

                  Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation, public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary. At the request of the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent and each of the Lenders (x) on each anniversary of the Restatement Effective Date and such other date as the Administrative Agent shall reasonably request an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance required to be maintained by this Agreement and the other Loan Documents and (y) from time to time a summary schedule indicating all insurance then in force with respect to each of the Loan Parties.

                  7.1.4 Maintenance of Properties and Leases.

                  The Borrower shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its respective material properties, necessary or useful in the proper conduct of the business of the Borrower or such Subsidiary of the Borrower, in good working order and condition, ordinary wear and tear excepted. Without limiting the generality of the foregoing, the Borrower shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses and franchises necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

                  7.1.5 Visitation Rights.

                  The Borrower shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Banks to visit and inspect during normal business hours any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request, provided that each Bank shall provide the Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection. In the event any Bank desires to conduct an audit of the Borrower or any Subsidiary of the Borrower, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Administrative Agent.

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

                  7.1.6 Keeping of Records and Books of Account.

                  The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

                  7.1.7 Plans and Benefit Arrangements.

                  The Borrower shall, and shall cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, could not reasonably be expected to result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

                  7.1.8 Compliance With Laws.

                  The Borrower shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all respects, provided that it shall not be deemed to be a violation of this Section
7.1.8 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate could reasonably be expected to result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall, and shall cause each of its Subsidiaries to, comply with all Environmental Permits applicable to their respective operations and properties; obtain, maintain, comply with and renew all Environmental Permits necessary for their respective operations and properties; and manage, use and handle all Regulated Substances in compliance with all applicable Environmental Laws, in each case, except for such non-compliance which would not or could not reasonably be expected to result in a Material Adverse Change.

                  7.1.9 Use of Proceeds.

                  On and after the Restatement Effective Date, the Borrower will use the Letters of Credit and the proceeds of the Loans only (i) to continue and refinance indebtedness under the revolving credit facility of the Original Credit Agreement, (ii) to repay the term loans under the Original Credit Agreement, or (iii) for general corporate purposes and for working capital for the Borrower and its Subsidiaries . The Borrower's use of the Letters of Credit and the proceeds of the Loans shall not be for any purpose which contravenes any applicable Law or any provision hereof.

                  7.1.10 Operation of Mines.

                  The Borrower shall, and shall cause each of its Subsidiaries to, operate their mines in all material respects in accordance with sound coal mining practices.

                  7.1.11 Maintenance of Material Contracts.

                  The Borrower shall, and shall cause each of its Subsidiaries to, comply with the provisions of and to maintain in full force and effect all material licenses, material permits and Material Contracts (other than Environmental Permits which are addressed in Section 7.1.8 above) to which any such Person is a party, except where the failure to so maintain in full force and effect a material license, material permit or a Material Contract could not be reasonably expected to result in a Material Adverse Change.

                  7.1.12 Further Assurances.

                  Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Collateral Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent or the Collateral Agent in their sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral and the Additional Collateral (subsequent to the Additional Collateral Trigger Date).

                  7.1.13 Subordination of Intercompany Loans.

                  Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party or by any Subsidiary (which is a member of the Arch Coal Group) of any Loan Party to any Loan Party to be subordinated pursuant to the terms of the Subordination Agreement.

                  7.1.14 Additional Collateral.

                  In the event that the Debt Rating falls to or below BB- by Standard and Poor's or Ba3 by Moody's (the date of such event shall be referred to as the "Additional Collateral Trigger Date"), the Loan Parties shall use diligent efforts to execute and deliver on the Additional Collateral Delivery Date (or such later date agreed to in writing by the Administrative Agent), to the Administrative Agent for the benefit of the Lenders, Additional Collateral Documents in form and substance satisfactory to the Administrative Agent, including without limitation Security Agreements, Patent, Trademark and Copyright Security Agreements and Mortgages necessary to grant first priority perfected liens and security interests (subject only to Permitted Liens in favor of the Lenders in the following assets of the Loan Parties (subject to the discretion of the Administrative Agent to exclude any of the following assets from the Additional Collateral in the event that the taking of Liens upon such assets is impractical, prohibited by law or commercially unreasonable in the Administrative Agent's judgment): accounts, inventory, furniture, fixtures, improvements, as-extracted collateral, general intangibles, coal supply agreements, other material contracts, coal reserves, mineral rights, the NRP Interests, any material Property of any Loan Party and any other assets of any Loan Party as the Administrative Agent in its sole discretion may request. At the time of execution and delivery of the Additional Collateral Documents described in the first sentence of this Section 7.1.14, the Loan Parties shall also deliver to the Administrative Agent for the benefit of the Lenders, all in form and substance satisfactory to the Administrative Agent: (i) opinions of legal counsel to the Loan Parties, including opinions of local counsel in each applicable jurisdiction, as such opinions may be reasonably required by the Administrative Agent and with such opinions to be satisfactory in form, scope and substance to the Administrative Agent in its reasonable discretion, (ii) Additional Indemnity Agreements, (iii) Landlord Waivers, (iv) an amendment to the Collateral Sharing Agreement, together with the requisite consent of each of the Secured Parties (as defined in the Collateral Sharing Agreement), as necessary or required with respect to the Additional Collateral required by this
Section 7.1.14, and (v) title commitments or title reports with respect to any Property which is subject to any Mortgage evidencing that such Property is free and clear of any and all defects and encumbrances whatsoever and is subject only to such exceptions as may be approved in writing by the Administrative Agent. At any time subsequent to the Additional Collateral Trigger Date that Borrower acquires Property, Borrower shall comply with all the requirements of Section
5.1.23.2 and this Section 7.1.14 as if such Property had been acquired prior to the Additional Collateral Trigger Date.

                  7.1.15 Tax Shelter Regulations.

                  None of the Loan Parties intends to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Income Tax Regulation Section 1.6011-4). In the event any of the Loan Parties determines to take any action inconsistent with such intention, the Borrower will promptly (1) notify the Administrative Agent thereof, and (2) deliver to the Administrative Agent a duly completed copy of IRS Form 8886 or any successor form. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loan and/or Letters of Credit as part of a transaction that is subject to Income Tax Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Income Tax Regulation.

                  7.1.16 Anti-Terrorism Laws.

                  The Loan Parties and their respective Affiliates and agents shall not (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224 or the USA Patriot Act. The Borrower shall deliver to Lenders any certification or other evidence reasonably requested from time to time by any Lender, confirming Borrower's compliance with this Section 7.1.16.

            7.2 Negative Covenants.

            The Borrower covenants and agrees that until payment in full of the Loans and Reimbursement Obligations and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Borrower shall, and shall cause each of its Subsidiaries to, comply with the following negative covenants:

                  7.2.1 Indebtedness.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                        (i) Indebtedness under the Loan Documents;

                        (ii) additional, unsecured Indebtedness of the Borrower incurred after the Restatement Effective Date, in an aggregate amount not to exceed $250,000,000 outstanding at any time, so long as, both before and after giving effect to any proposed additional Indebtedness:

                              (y) the Borrower and its Subsidiaries shall be in
compliance with Section 7.2.10 [Maximum Leverage Ratio], Section 7.2.11 [Minimum Fixed Charge Coverage Ratio], and Section 7.2.12 [Minimum Net Worth] determined on a pro forma basis (in the case of the Fixed Charge Coverage Ratio, the Minimum Net Worth test and the Leverage Ratio as of the end of the fiscal quarter most recently ended and as if such proposed additional Indebtedness was outstanding as of the first day of such fiscal quarter), and

                              (z) the covenants and defaults applicable in
respect of such proposed additional Indebtedness are not, taken as a whole, materially more restrictive with respect to the Borrower and its Subsidiaries than the covenants and defaults under this Agreement;

                        (iii) Indebtedness of Arch Western payable to Borrower, subject to the limitations of Section 7.2.14(v);

                        (iv) Indebtedness of Arch Western and its Subsidiaries with respect to the AWR Senior Notes and any refinancing thereof with Permitted Additional AWR Indebtedness;

                        (v) Indebtedness of any Subsidiary of the Borrower which is a member of the Arch Coal Group payable to the Borrower or to any other member of the Arch Coal Group, so long as such Indebtedness is subordinated to the obligations of the Loan Parties under the Loan Documents pursuant to the Subordination Agreement;

                        (vi) Indebtedness of the Borrower payable to Arch Western so long as such Indebtedness is evidenced by the Eligible Note Receivable;

                        (vii) Indebtedness of the Borrower and its Subsidiaries reflected in the Historical Statements (other than Indebtedness refinanced with the proceeds of the Loans) and any refinancings thereof or amendments thereto that do not increase the amount of such Indebtedness beyond an amount otherwise permitted by this Agreement;

                        (viii) Indebtedness of the Securitization Subsidiary in a Permitted Receivables Financing;

                        (ix) Indebtedness not to exceed $25,000,000 outstanding at any time in the aggregate for Arch Western and its Subsidiaries that is secured by no more than the amount permitted by the Liens described in item (2) of clause (viii) of the definition of Permitted Liens;

                        (x) Indebtedness of any Subsidiary of Arch Western payable to Arch Western or any other Subsidiary of Arch Western; provided that if Arch Western or any Subsidiary of Arch Western is the obligor on such Indebtedness and such Indebtedness becomes subordinated in right of payment to the AWR Senior Notes, Arch Western or such Subsidiary of Arch Western shall enter into an intercompany subordination agreement on terms and conditions similar to that executed under the AWR Senior Notes Indenture and satisfactory to the Administrative Agent; and

                        (xi) Indebtedness not to exceed $100,000,000 outstanding at any time in the aggregate for Arch Western and its Subsidiaries.

                  7.2.2 Liens.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, (i) at any time create, incur, assume or suffer to exist any Lien on any of its respective property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except, in the case of the Borrower, the Arch Coal Group, Arch Western or any Subsidiary of Arch Western, Permitted Liens and (ii) at any time, directly or indirectly, enter into any agreement (other than the Arch Western Term Facility, and the AWR Senior Notes Indenture), understanding or other arrangement which purports to prohibit or limit in any manner the ability of the Borrower or any Subsidiary of the Borrower to grant security interests or Liens with respect to any of its respective property or assets.

                  7.2.3 Liquidations, Mergers, Consolidations, Acquisitions.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that:

                  (1) any member of the Arch Coal Group, other than the Borrower, may consolidate or merge into the Borrower or any other member of the Arch Coal Group,

                  (2) any Subsidiary of Arch Western may consolidate or merge into Arch Western or any other Subsidiary of Arch Western,

                  (3) Arch Western or any Subsidiary of Arch Western may acquire or purchase additional ownership interests in Canyon Fuel provided that each of the following requirements is met:

                        (i) the board of directors or other equivalent governing body of the seller of such ownership interests shall have approved such sale of such ownership interests;

                        (ii) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition; and

                        (iii) the Borrower and its Subsidiaries shall be in compliance with the covenants contained in Sections 7.2.10 [Maximum Leverage Ratio], 7.2.11 [Minimum Fixed Charge Coverage Ratio], and 7.2.12 [Minimum Net Worth] determined on a pro forma basis after giving effect to such Permitted Acquisition (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition as if such liabilities were incurred as of the first day of the applicable period of determination);

                  (4) any Loan Party may acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of the assets of another Person or of a business or division of another Person (each a "Permitted Acquisition"), provided that each of the following requirements is met:

                        (i) the board of directors or other equivalent governing body of such Person shall have approved such Permitted Acquisition;

                        (ii) the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Loan Parties and shall comply with Section 7.2.7 [Continuation of or Change in Business], in the case of any merger a Loan Party shall be the surviving entity after giving effect to such transaction, all of the equity interests of the business or Person acquired shall be pledged to the Administrative Agent for the benefit of the Lenders on a first priority perfected basis pursuant to the Pledge Agreements and such other Collateral Documents and Additional Collateral Documents (subsequent to the Additional Collateral Trigger Date) as are necessary to create a Prior Security Interest in such assets, to the extent that a Significant Subsidiary is acquired or formed in connection with or as a result of such acquisition, the Loan Parties shall comply with the provisions of
Section 7.2.6 [Subsidiaries, Partnerships and Joint Ventures] and Section 10.18 [Requirements for Significant Subsidiaries], and in connection with such acquisition and the granting of such Liens and security interests, the Borrower shall deliver to the Administrative Agent for the benefit of the Lenders such opinions of counsel, certificates and such other Loan Documents as the Administrative Agent may reasonably request;

                        (iii) no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition;

                        (iv) the Borrower and its Subsidiaries shall be in compliance with the covenants contained in Sections 7.2.10 [Maximum Leverage Ratio], 7.2.11 [Minimum Fixed Charge Coverage Ratio], and 7.2.12 [Minimum Net Worth] determined on a pro forma basis after giving effect to such Permitted Acquisition (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition as if such liabilities were incurred as of the first day of the applicable period of determination); and

                        (v) after giving effect to such Permitted Acquisition, the Revolving Credit Commitments shall exceed the Revolving Facility Usage by at least $75,000,000.

                  7.2.4 Dispositions of Assets or Subsidiaries.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon, securitize or enter into a securitization transaction, or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment, general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of the Borrower), except:

                        (i) transactions involving the sale of inventory in the ordinary course of business;

                        (ii) subject to the first proviso of clause (v) below, any sale, transfer or lease of assets by any Subsidiary of the Borrower which is a member of the Arch Coal Group to any other member of the Arch Coal Group or any sale, transfer or lease of assets by any Subsidiary of Arch Western which is a member of the Arch Western Group to any other member of the Arch Western Group;

                        (iii) subject to the first proviso of clause (v) below, any sale of assets if and to the extent the Net Cash Proceeds thereof are applied within 180 days of the consummation of such sale to the purchase by the Borrower or a Subsidiary of substitute assets; provided that the Borrower shall have delivered to the Administrative Agent a certificate (a "Replacement Sales Certificate") of the chief financial officer or the treasurer of the Borrower, certifying as to (x) the amount of such Net Cash Proceeds and (y) the fact that the Borrower or a Subsidiary shall invest such Net Cash Proceeds in substitute assets within 180 days after the date of consummation of such sale; and provided further that if and to the extent such Net Cash Proceeds are not so applied to the purchase of substitute assets within such 180-day period, such sale shall be deemed to have been made on the last day of such period pursuant to clause (vi) below;

                        (iv) any sale of accounts receivable or contracts giving rise to accounts receivable in a Permitted Receivables Financing, provided that at the time of any such sale, no Event of Default shall exist or shall result from such sale after giving effect thereto;

                        (v) any sale, transfer or lease (including any lease transaction under Section 7.2.9 [Off-Balance Sheet Financing and Capital Leases]) of assets, other than those specifically excepted pursuant to clauses
(i) through (iv) above or clauses (vi), (vii), (viii), (ix) or (x) below, provided that any disposition of assets by Borrower after the consummation of the MLP Transaction to the master limited partnership or similar entity formed in connection with the MLP Transaction shall be subject to and governed by solely this clause (v), provided further that with respect to any sale, transfer or lease pursuant to this Section 7.2.4(v): (a) at the time of any such disposition, no Event of Default shall exist or shall result from such disposition, (b) the Borrower and its Subsidiaries shall be in compliance with the covenants contained in Sections 7.2.10 [Maximum Leverage Ratio], 7.2.11 [Minimum Fixed Charge Coverage Ratio], and 7.2.12 [Minimum Net Worth] determined on a pro forma basis after giving effect to each such sale, transfer or lease of assets, and (c) the aggregate net book value, as determined in accordance with GAAP, of all assets so sold, transferred, or leased by the Borrower and its Subsidiaries shall not exceed in any calendar year $40,000,000;

                        (vi) subject to the first proviso of clause (v) above, any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (v) above or clauses (vii), (viii), (ix) or (x), below, so long as (y) in the case of any such permitted transaction by any member of the Arch Coal Group, a permanent reduction of the Revolving Credit Commitments with respect to the Net Cash Proceeds thereof is made in accordance with the provisions of Section 4.4.5, and (z) in the case of any such permitted transaction by any member of the Arch Western Group, the Net Cash Proceeds thereof are used to make the mandatory payments and/or redemptions of the Indebtedness of Arch Western or the applicable Subsidiary of Arch Western as required in accordance with Section 4.09 of the AWR Senior Notes Indenture or to make the mandatory redemptions of other Permitted Additional AWR Indebtedness as required in accordance with the indenture or agreement to which such Permitted Additional AWR Indebtedness is subject;

                        (vii) any transfer of assets by the Borrower to Arch Western as contemplated by the Contribution Agreement and, subject to Section 7.2.14(v), the North Rochelle Contribution;

                        (viii) the disposition of the Buckskin Operations so long as (a) at the time of such disposition, no Event of Default shall exist or shall result from such disposition after giving effect thereto and (b) the Borrower and its Subsidiaries shall be in compliance with the covenants contained in Sections 7.2.10 [Maximum Leverage Ratio], 7.2.11 [Minimum Fixed Charge Coverage Ratio], and 7.2.12 [Minimum Net Worth] determined on a pro forma basis after giving effect to the disposition of the Buckskin Operations;

                        (ix) any disposition of assets by any member of the Arch Coal Group to consummate the MLP Transaction, provided that (a) at the time of any disposition, no Event of Default shall exist or shall result from such disposition after giving effect thereto, and (b) the Borrower and its Subsidiaries shall be in compliance with the covenants contained in Sections 7.2.10 [Maximum Leverage Ratio], 7.2.11 [Minimum Fixed Charge Coverage Ratio], and 7.2.12 [Minimum Net Worth] determined on a pro forma basis after giving effect to the MLP Transaction; or

                        (x) any disposition of partnership or other interests in a master limited partnership or similar entity or in any general partner of such master limited partnership (including, without limitation, the NRP Subordinated Units), in any such case, received as part of the MLP Transaction permitted by
Section 7.2.4 [Dispositions of Assets or Subsidiaries] hereof provided that at the time of any such disposition, no Event of Default shall exist or shall result from such disposition after giving effect thereto.

                  7.2.5 Affiliate Transactions.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction (including purchasing property or services from or selling property or services to) with any Affiliate of the Borrower unless such transaction is not otherwise prohibited by this Agreement and is entered into in the ordinary course of business upon fair and reasonable arm's length terms and conditions; provided, however, that: (i) the MLP Transaction and any other transaction permitted hereby involving the transfer of assets to the master limited partnership or similar entity established in connection with the MLP Transaction shall be deemed to be a transaction that is entered into in the ordinary course of business of the Borrower, (ii) this Section 7.2.5 shall not prohibit any loan by Arch Western or any Subsidiary of Arch Western to the Borrower or any other member of the Arch Coal Group which is not otherwise prohibited by this Agreement, (iii) this
Section 7.2.5 shall not prohibit any dividend or distribution by Arch Western or any Subsidiary of Arch Western to the Borrower or any other member of the Arch Coal Group which is not otherwise prohibited by this Agreement, and (iv) this
Section 7.2.5 shall not prohibit any transaction described on Schedule 7.2.5 (including any modification, extension or renewal thereof on terms no less favorable to the parties thereto than the terms of such transaction as described on such Schedule) which is not otherwise prohibited by this Agreement.

                  7.2.6 Subsidiaries, Partnerships and Joint Ventures.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) Subsidiaries which are not Significant Subsidiaries, and (ii) any Significant Subsidiary which has complied with Section 10.18. Neither the Borrower nor any Subsidiary of the Borrower shall become or agree to become a general or limited partner in any general or limited partnership or become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that (1) the Loan Parties may make an Investment in a Permitted Joint Venture; provided, however, that the aggregate permitted Investments in all Permitted Joint Ventures shall not at any time exceed, for all Loan Parties and their Subsidiaries, $50,000,000, (2) the Loan Parties may hold limited partnership interests or limited liability company member interests in any general partner of the master limited partnership formed as part of the MLP Transaction, or (3) the Loan Parties may be general or limited partners in other Loan Parties or be members or managers of, or hold limited liability company interests in, other Loan Parties and except that the Borrower may hold a limited liability company interest in Arch Western and Arch Western may hold limited liability company interests in its Subsidiaries which are members of the Arch Western Group.

                  7.2.7 Continuation of or Change in Business.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the business substantially as conducted and operated by the Borrower or such Subsidiary as of the Restatement Effective Date and any business substantially related thereto, and neither the Borrower nor any Subsidiary of the Borrower shall permit any material change in such business.

                  7.2.8 Plans and Benefit Arrangements.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances results in liability under ERISA which could reasonably be expected to result in a Material Adverse Change.

                  7.2.9 Off-Balance Sheet Financing and Capital Leases.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any lease which would constitute a capital lease in accordance with GAAP or engage in any off-balance sheet transaction (i.e., the liabilities in respect of which do not appear on the liability side of the balance sheet) providing the functional equivalent of borrowed money (including sale/leasebacks or Synthetic Leases) (collectively, "Off-Balance Sheet and Capital Lease Transactions"), except Indebtedness or other obligations in respect of Off-Balance Sheet and Capital Lease Transactions, so long as the aggregate amount of Indebtedness or other obligations in respect of Off-Balance Sheet and Capital Lease Transactions does not at any time exceed (a) $100,000,000 plus (b) the actual amount of the Indebtedness and other obligations in respect of Off-Balance Sheet and Capital Lease Transactions assumed in connection with the Vulcan Acquisition, provided however, that in no event shall the amount of Indebtedness and other obligations in respect of Off-Balance Sheet and Capital Lease Transactions permitted by this clause (b) exceed $40,000,000. For purposes of this Section 7.2.9, (a) "Synthetic Lease" shall mean any lease transaction under which the parties intend that (i) the lease will be treated as an "operating lease" by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended, and (ii) the lessee will be entitled to various tax benefits ordinarily available to owners (as opposed to lessees) of like property and (b) the amount of any lease which is not a capital lease in accordance with GAAP is the aggregate amount of minimum lease payments due pursuant to such lease for any noncancelable portion of its term.

                  7.2.10 Maximum Leverage Ratio.

                  The Borrower shall not at any time permit the Leverage Ratio to exceed the ratio set forth below for the periods specified below:

                              Period                                           Ratio
----------------------------------------------------------------------------------------
Restatement Effective Date through and including June 30, 2003              3.50 to 1.00

July 1, 2003 through and including December 31, 2003                        4.00 to 1.00

January 1, 2004 through and including March 31, 2004                        3.75 to 1.00

April 1, 2004 through and including September 30, 2004                      3.50 to 1.00

Thereafter                                                                  3.25 to 1.00

Notwithstanding the above, the Borrower shall not at any time on or after the consummation of the sale of: (i) the Buckskin Operations and (ii) 50% or more of the NRP Subordinated Units permit the Leverage Ratio to exceed the ratio set forth below for the periods specified below:

                        Period                                                 Ratio
----------------------------------------------------------------------------------------
Restatement Effective Date through and including June 30, 2003              3.50 to 1.00

July 1, 2003 through and including December 31, 2003                        3.75 to 1.00

January 1, 2004 through and including March 31, 2004                        3.50 to 1.00

April 1, 2004 through and including September 30, 2004                      3.25 to 1.00

Thereafter                                                                  3.00 to 1.00

                  7.2.11 Minimum Fixed Charge Coverage Ratio.

                  The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than the ratio set forth below for the periods specified below:

                              Period                                           Ratio
----------------------------------------------------------------------------------------
Restatement Effective Date through and including December 31, 2003          2.75 to 1.00

January 1, 2004 through and including December 31, 2004                     3.25 to 1.00

Thereafter                                                                  3.50 to 1.00

                  7.2.12 Minimum Net Worth.

                  The Borrower shall not at any time permit Consolidated Tangible Net Worth (determined without regard to the valuation of derivatives as required by GAAP and as the effect thereof is reported in the "Other Comprehensive Income" category on the Borrower's consolidated balance sheet for each period from and after April 1, 2002) to be less than the Base Net Worth.

                  7.2.13 No Restriction on Dividends or Certain Loans.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or be bound by any agreement which prohibits or restricts, in any manner, the payment of dividends (whether in cash, securities, property or otherwise), other than: (i) prior to the date of issuance of the AWR Senior Notes, restrictions applicable to the Arch Western Group set forth in the Arch Western Credit Facility (1998), (ii) restrictions applicable to Arch Western set forth in the Arch Western LLC Agreement, (iii) restrictions that are applicable to Canyon Fuel set forth in the Canyon Fuel LLC Agreement and (iv) restrictions that are applicable to the Arch Western Group and that are permitted by clause (x) of the definition of Permitted Additional AWR Indebtedness. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or be bound by any agreement which prohibits or restricts, in any manner the making of any loan to the Borrower by any member of the Arch Western Group, other than (i) restrictions applicable to Arch Western set forth in the Arch Western LLC Agreement, (ii) restrictions applicable to Canyon Fuel set forth in the Canyon Fuel LLC Agreement, and (iii) restrictions that are applicable to the Arch Western Group and that are permitted by clause
(ix) of the definition of Permitted Additional AWR Indebtedness.

                  7.2.14 Loans and Investments.

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds (other than, in the ordinary course of business, royalty bonds or bonds securing performance by the Borrower or a Subsidiary of the Borrower under bonus bids), notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other Investment or interest in, or make any capital contribution to, any other Person (an "investment"), or agree, become or remain liable to do any of the foregoing, except:

                        (i) trade credit extended on usual and customary terms in the ordinary course of business;

                        (ii) investments by the Borrower in its Subsidiaries which are members of the Arch Coal Group;

                        (iii) Permitted Investments;

                        (iv) investments in Permitted Joint Ventures in accordance with Section 7.2.6 [Subsidiaries, Partnerships and Joint Ventures];

                        (v) investments by the Borrower in, or reimbursement obligations by the Borrower to an Issuing Bank with respect to any Letter of Credit issued for the direct or indirect benefit of, Arch Western (collectively the "Permitted Investments in Arch Western"), provided, however, that the Borrower shall not make any Permitted Investment in Arch Western if at the time such investment is proposed to be made and after giving effect thereto (x) the aggregate amount of the Permitted Investments in Arch Western would exceed $100,000,000 and (y) in the case of any investments, other than the North Rochelle Contribution, the Leverage Ratio would be greater than 3.00 to 1.00; provided further that, in the case of the North Rochelle Contribution, all of the following additional conditions must also be satisfied:

                          (w) the liabilities and obligations described on
                              Schedule 1.1 (N) as the "North Rochelle Assumed Liabilities" shall have been unconditionally and irrevocably assumed by one or more members of the Arch Western Group other than AWAC and no member of the Arch Coal Group shall have any liability or obligation therefore from and after the date of the North Rochelle Contribution;

                          (x) the North Rochelle Contribution Documents shall be
                              satisfactory to the Administrative Agent in its reasonable discretion;

                          (y) the Administrative Agent shall have received an
                              opinion from an Independent Financial Advisor, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that the terms (including the consideration received by the members of the Arch Coal Group) of any lease and/or sublease, with respect to the North Rochelle Mineral Rights, between the applicable member of the Arch Coal Group, as lessor and Arch Western and/or a Subsidiary of Arch Western, as lessee, are fair, from a financial point of view, to the members of the Arch Coal Group and such lease and/or sublease shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

                          (z) after giving effect to the North Rochelle
                              Contribution, no Potential Default or Event of Default shall exist or be continuing;

                        (vi) loans and advances permitted by Section 7.2.1(v);

                        (vii) other Investments, in connection with or related to the operations of the Borrower and its Subsidiaries, not exceeding $50,000,000 in the aggregate at any time;

                        (viii) Investments constituting capitalization of any Securitization Subsidiary consistent with normal practice for transactions of such type;

                        (ix) limited partnership or other interests in a master limited partnership or similar entity received as part of the MLP Transaction permitted by Section 7.2.4 [Dispositions of Assets or Subsidiaries] hereof and limited partnership interests or limited liability company member interests in any general partner of the master limited partnership received as part of the MLP Transaction;

                        (x) dividends and distributions by Arch Western to the Borrower;

                        (xi) loans by Arch Western to the Borrower so long as each loan is evidenced by the Eligible Note Receivable;

                        (xii) distributions to the ARCO Member (as defined in the Arch Western LLC Agreement) in an amount equal to the Hypothetical Income Tax Amount (as defined in the Arch Western LLC Agreement) pursuant to Section
4.3 of the Arch Western LLC Agreement; and

                        (xiii) investments by Arch Western in its Subsidiaries which are members of the Arch Western Group.

                  7.2.15 Amendments to Acquisition Documents or Vulcan Acquisition Documents.

                     7.2.15.1 The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any amendment or modification to or waiver or consent under (or solicit any such amendment, modification, waiver or consent) any of the Acquisition Documents or the Coastal Agreement which could reasonably be expected to be material and adverse to the Banks without the prior written consent of the Administrative Agent.

                     7.2.15.2 The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any amendment or modification to or waiver or consent under (or solicit any such amendment, modification, waiver or consent) any of the Vulcan Acquisition

Documents which could reasonably be expected to be material and adverse to the Banks without the prior written consent of the Administrative Agent.

                  7.2.16 Transactions With Respect to AWAC.

                  The Borrower shall not permit AWAC to: (i) incur any indebtedness or other obligation or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several); and (ii) own any asset other than its member interest in Arch Western.

            7.3 Reporting Requirements.

            The Borrower covenants and agrees that until payment in full of the Loans and Reimbursement Obligations, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Borrower will furnish or cause to be furnished to the Administrative Agent and each of the Banks:

                  7.3.1 Quarterly Financial Statements.

                  As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year (or such earlier date, from time to time established by the SEC in accordance with the Securities Exchange Act of 1934, as amended), financial statements of the Borrower and its Subsidiaries, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter, related consolidated and consolidating statements of income and stockholders' equity and related consolidated statement of cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. The Borrower will be deemed to have complied with the delivery requirements with respect to the consolidated financial statements required to be delivered under this Section 7.3.1 if within forty-five (45) days after the end of its fiscal quarter (or such earlier date, from time to time established by the SEC in accordance with the Securities Exchange Act of 1934, as amended), the Borrower delivers to the Administrative Agent and each of the Banks a copy of the Borrower's Form 10-Q as filed with the SEC and the financial statements contained therein meet the requirements described in this Section.

                  7.3.2 Annual Financial Statements.

                  As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower (or such earlier date, from time to time established by the SEC in accordance with the Securities Exchange Act of 1934, as amended), financial statements of the Borrower and its Subsidiaries consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, related consolidated and consolidating statements of income and stockholders' equity and related consolidated statement of cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified, in the case of the consolidated financial statements, by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents. The Borrower will be deemed to have complied with the delivery requirements with respect to the consolidated financial statements required to be delivered under this Section 7.3.2 if within ninety
(90) days after the end of its fiscal year (or such earlier date, from time to time established by the SEC in accordance with the Securities Exchange Act of 1934, as amended), the Borrower delivers to the Administrative Agent and each of the Banks a copy of the Borrower's Annual Report and Form 10-K as filed with the SEC and the financial statements and certification of public accountants contained therein meet the requirements described in this Section.

                  7.3.3 Certificate of the Borrower.

                  As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year and within ninety (90) days after the end of each fiscal year of the Borrower, a certificate of the Borrower signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower, in the form of Exhibit 7.3.3, to the effect that, except as described pursuant to Section 7.3.4 [Notice of Default], (i) the representations and warranties of the Borrower contained in
Section 5 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time which shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate, (iii) containing a list of each Significant Subsidiary, each Inactive Subsidiary, each Subsidiary of Arch Western, and each Special Subsidiary, other than those set forth on Schedule 5.1.2, and (iv) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in
Section 7.2 [Negative Covenants].

                  7.3.4 Notice of Default.

                  Promptly after any officer of the Borrower has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower setting forth the details of such Event of Default or Potential Default and the action which the Borrower proposes to take with respect thereto.

                  7.3.5 Notice of Litigation.

                  Promptly after the commencement thereof or promptly after the determination thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or any Subsidiary of any Loan Party, which (x) involve or could be reasonably expected to involve assessments against any Loan Party or any Subsidiary of any Loan Party in excess of $20,000,000, individually or in the aggregate, or (y) involve a claim or series of claims which if adversely determined could reasonably be expected to result in a Material Adverse Change.

                  7.3.6 Notice of Change in Debt Rating.

                  Within five (5) Business Days after Standard & Poor's or Moody's announces a change in the Borrower's Debt Rating, notice of such change. Borrower will deliver together with such notice a copy of any written notification which Borrower received from the applicable rating agency regarding such change of Debt Rating.

                  7.3.7 Notices Regarding Plans and Benefit Arrangements.

                     7.3.7.1 Certain Events.

                     Promptly upon becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                        (i) any Reportable Event with respect to the Borrower or any other member of the ERISA Group which has not been waived by the PBGC,

                        (ii) any Prohibited Transaction which could subject the Borrower or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder but only if the assessment of such civil penalty or tax could reasonably be expected to result in a Material Adverse Change,

                        (iii) any assertion of material withdrawal liability with respect to any Multiemployer Plan,

                        (iv) any partial or complete withdrawal from a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                        (v) any cessation of operations (by the Borrower or any other member of the ERISA Group) at a facility in the circumstances described in
Section 4062(e) of ERISA where such cessation of operations is likely to result in a material liability under ERISA Sections 4063 or 4064,

                        (vi) withdrawal by the Borrower or any other member of the ERISA Group from a Multiple Employer Plan where such withdrawal is likely to result in material withdrawal liability,

                        (vii) a failure by the Borrower or any other member of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA,

                        (viii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

                        (ix) any change in the actuarial assumptions or funding methods used for any Plan, where the effect of such change is to materially increase the unfunded benefit liability or obligation to make periodic contributions.

                     7.3.7.2 Notices of Involuntary Termination and Annual Reports.

                     As soon as available or within thirty (30) days after receipt thereof, copies of (a) all notices received by the Borrower or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Administrative Agent or any Lender, each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

                     7.3.7.3 Notice of Voluntary Termination.

                     Promptly upon the filing thereof, copies of any notice of standard or distressed termination with the PBGC, or any successor or equivalent form, filed with the PBGC in connection with the termination of any Plan.

                  7.3.8 Other Information; Notice of Default Under the AWR
                        Senior Notes.

                  Promptly after any officer of the Borrower or any Subsidiary of the Borrower has learned of the occurrence of a default or event which with the passage of time or the giving of notice or both would constitute a default under the AWR Senior Notes or under any agreement or indenture governing Permitted Additional AWR Indebtedness, the Borrower shall deliver notice thereof to the Agents together with a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower setting forth the details of such default or other such event and the action which the Borrower proposes to take with respect thereto.

                  Promptly following request therefore, such other information as any Agent or Lender may reasonably request, including, without limitation, forecasts and projections.

                  7.3.9 Tax Shelter Provisions.

                  Promptly after any of the Loan Parties determines that it intends to treat any of the Loans, Letters of Credit, other Obligations or related transactions as being a "reportable transaction" as provided in Section
7.1.15 [Tax Shelter Regulations]

                              (1) a written notice of such intention to the
Administrative Agent; and

                              (2) a duly completed copy of IRS Form 8886 or any
successor form.

                        8. DEFAULT

            8.1 Events of Default.

            An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

                  8.1.1 Payments Under Loan Documents.

                  The Borrower shall fail to pay (i) any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity) or Reimbursement Obligation when such principal is due hereunder or
(ii) any interest on any Loan or Reimbursement Obligation or any other amount owing hereunder or under the other Loan Documents within three (3) Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

                  8.1.2 Breach of Warranty.

                  Any representation or warranty made at any time by the Borrower herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

                  8.1.3 Breach of Negative Covenants or Visitation Rights.

                  Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 7.1.5 [Visitation Rights],
Section 7.2 [Negative Covenants] or 7.3.4 [Notice of Default];

                  8.1.4 Breach of Other Covenants.

                  (a) Any of the Loan Parties shall fail to timely perform the covenants set forth in Sections 7.3.1, 7.3.2 or 7.3.3 [Reporting Requirements] and such default shall continue unremedied for a period of thirty (30) Business Days after any officer of any Loan Party becomes aware of the occurrence thereof;

                  (b) Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty
(30) Business Days after any officer of any Loan Party becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Administrative Agent in its sole discretion);

                  8.1.5 Defaults in Other Agreements or Indebtedness.

                  (a) A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness or any Derivatives Obligations under which any Loan Party or Subsidiary of any Loan Party (other than Excluded Subsidiaries) may be obligated as a borrower or guarantor in excess of $20,000,000 in the aggregate, and such default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such default or event of default permits or causes (or with the giving of notice or the passage of time or both would permit or cause) the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                  (b) A default or event of default shall occur at any time under the terms of any of the Lease Documents or under or with respect to any other Obligations (as such term is defined in the Collateral Sharing Agreement) and such default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness or other obligation thereunder when due (whether at stated maturity, by acceleration or otherwise) or if such default or event of default permits or causes (or with the giving of notice or the passage of time or both would permit or cause) the acceleration of any indebtedness or other obligation thereunder (whether or not such right shall have been waived) or the termination of any of the Lease Documents or the termination of any other agreement or instrument evidencing any other Obligations (as such term is defined in the Collateral Sharing Agreement);

                  8.1.6 Judgments or Orders.

                  Any judgments or orders for the payment of money in excess of $20,000,000 in the aggregate shall be entered against any Loan Party or any Subsidiary of any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry; provided, however, that any such judgment or order shall not be an Event of Default under this Section 8.1.6 if and for so long as (i) the amount of such judgment or order in excess of $20,000,000 is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and
(ii) such insurer, which shall be rated at least "A" by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of, the amount of such judgment or order;

                  8.1.7 Loan Document Unenforceable.

                  Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against any Loan Party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                  8.1.8 Proceedings Against Assets.

                  Any of the Loan Parties' or any of their Subsidiaries' assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

                  8.1.9 Notice of Lien or Assessment.

                  A notice of Lien or assessment in excess of $20,000,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable;

                  8.1.10 Insolvency.

                  The Borrower and its Subsidiaries, taken as a whole, cease to be Solvent, or the Borrower and its Subsidiaries, taken as a whole, fail to pay their debts generally as they become due or admit their inability to pay their debts generally as they become due;

                  8.1.11 Events Relating to Plans and Benefit Arrangements.

                  Any of the following occurs: (i) any Reportable Event, which the Administrative Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan;
(iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i),
(ii), (iii) or (iv) above, the Administrative Agent determines in good faith that the amount of the Borrower's liability is likely to exceed 10% of its Consolidated Tangible Net Worth; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Borrower or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; (viii) the Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v),
(vi), (vii), (viii) or (ix), the Administrative Agent determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group;

                  8.1.12 Cessation of Business.

                  The Loan Parties, taken as a whole, cease to conduct their business as contemplated, except as expressly permitted under Section 7.2.3 [Liquidations, Mergers, etc.] or 7.2.4 [Dispositions of Assets and Subsidiaries], or are enjoined, restrained or in any way prevented by court order from conducting all or any material part of their business and such injunction, restraint or other preventive order is not dismissed within thirty
(30) days after the entry thereof;

                  8.1.13 Change of Control.

                  Any person or group of persons (within the meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) 35% or more of the voting capital stock of the Borrower; or (ii) within a period of twelve (12) consecutive calendar months, individuals who (1) were directors of the Borrower on the first day of such period, (2) were nominated for election by the Borrower, or (3) were appointed by the Board shall cease to constitute a majority of the board of directors of the Borrower;

                  8.1.14 Involuntary Proceedings.

                  A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or any Material Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or any Material Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undisguised or unseated and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

                  8.1.15 Voluntary Proceedings.

                  Any Loan Party or any Material Subsidiary of a Loan Party shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

            8.2 Consequences of Event of Default.

                  8.2.1 Events of Default Other Than Bankruptcy, Insolvency or
                        Reorganization Proceedings.

                  If an Event of Default specified under Sections 8.1.1 through
8.1.13 shall occur and be continuing, the Banks, the Issuing Banks and the Administrative Agent shall be under no further obligation to make Revolving Credit Loans or Swing Loans or issue Letters of Credit, as the case may be (and the Administrative Agent shall not make any Swing Loans without the consent of the Required Banks nor shall any Issuing Bank issue any Letter of Credit without consent of the Required Banks), and the Administrative Agent may, and upon the request of the Required Banks shall, by written notice to the Borrower, take one or both of the following actions: (i) terminate the Commitments and thereupon the Commitments shall be terminated and of no further force and effect, or (ii) declare the unpaid principal amount of the Revolving Credit Loans and Swing Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (iii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Banks, and grants to the Administrative Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Administrative Agent shall return such cash collateral to the Borrower; and

                  8.2.2 Bankruptcy, Insolvency or Reorganization Proceedings.

                  If an Event of Default specified under Section 8.1.14 [Involuntary Proceedings] or 8.1.15 [Voluntary Proceedings] shall occur, the Commitments shall automatically terminate and be of no further force and effect, the Lenders shall be under no further obligation to make Revolving Credit Loans or Swing Loans hereunder or to issue Letters of Credit and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

                  8.2.3 Set-off.

                  If an Event of Default shall occur and be continuing, any Lender to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Lender which has agreed in writing to be bound by the provisions of Section 9.13 [Equalization of Lenders] and any branch, Subsidiary or Affiliate of such Lender or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Lender or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Lender or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Lender or the Administrative Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Guaranty or any other security, right or remedy available to any Lender or the Administrative Agent; and

                  8.2.4 Suits, Actions, Proceedings.

                  If an Event of Default shall occur and be continuing, and whether or not the Administrative Agent shall have accelerated the maturity of the Committed Loans pursuant to any of the foregoing provisions of this Section 8.2, the Agents or the Required Banks (or at the request of the Agents or the Required Banks, any Bank, and any such Bank that has received such a request shall thus be entitled to exercise the rights set forth in this Section ) if owed any amount with respect to the Loans, may, to the extent permitted by Law, proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of any Agent or such Bank; and

                  8.2.5 Application of Proceeds.

                  From and after the date on which the Administrative Agent or any Lender shall have taken any action pursuant to this Section 8.2 and until all Obligations of the Loan Parties have been paid in full, subject to the provisions of the Collateral Sharing Agreement, any and all proceeds received by the Administrative Agent or any Lender from the exercise of any remedy by the Administrative Agent or any Lender shall be applied as follows:

                        (i) first, to reimburse the Administrative Agent and the Lenders for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Administrative Agent or the Lenders in connection with collection of any Obligations of any of the Loan Parties under any of the Loan Documents;

                        (ii) second, to the repayment of all Indebtedness then due and unpaid of the Loan Parties to the Lenders incurred under this Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Administrative Agent may determine in its discretion; and

                        (iii) the balance, if any, as required by Law.

                  8.2.6 Other Rights and Remedies.

                  In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Administrative Agent shall have all of the rights and remedies under applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Administrative Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Administrative Agent and the Lenders under the Loan Documents or applicable Law.

                        9. THE AGENTS

            9.1 Appointment.

            Each Lender hereby designates, appoints and authorizes: (i) PNC Bank to act as Administrative Agent for such Lender under this Agreement and the other Loan Documents for such Lender under this Agreement and to execute and deliver or accept on behalf of each of the Lenders the other Loan Documents, and
(ii) authorizes each of PNC Bank and JPMorgan Chase to act as Agent for such Lender under this Agreement. Each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agents, the Administrative Agent or any of them by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Administrative Agent on behalf of the Lenders to the extent provided in this Agreement, and each of PNC Bank and JPMorgan Chase agrees to act as Agent on behalf of the Banks to the extent provided in this Agreement.

            9.2 Delegation of Duties.

            The Agents and the Administrative Agent may perform any of their respective duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of their respective duties as Agents or the Administrative Agent, as the case may be) and, subject to Sections 9.5 [Reimbursement and Indemnification of Agents by the Borrower] and 9.6 [Exculpatory Provisions; Limitation of Liability], shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained. It is acknowledged and agreed that each of Citibank, Credit Lyonnais, and U.S. Bank has received the title of Documentation Agent under this Agreement, however, such designation is solely to give each of Citibank, Credit Lyonnais, and U.S. Bank such title and each of Citibank, Credit Lyonnais, and U.S. Bank has no duties, responsibilities, functions, obligations or liabilities implied or otherwise under the Loan Documents solely as a result of being so designated as Documentation Agent.

            9.3 Nature of Duties; Independent Credit Investigation.

            Neither the Agents nor the Administrative Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Administrative Agent and of the Agents shall be mechanical and administrative in nature; neither the Administrative Agent nor the Agents shall have by reason of this Agreement a fiduciary or trust relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent or any Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "Agents" in this Agreement with reference to the Agents or Administrative Agent, as the case may be, is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Lender expressly acknowledges (i) that neither the Administrative Agent nor any Agent has made any representations or warranties to it and that no act by the Administrative Agent or any Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Agent to any Lender; (ii) that it has made and will continue to make, without reliance upon the Administrative Agent or any Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that neither the Administrative Agent nor any Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan, the issuance of any Letter of Credit or at any time or times thereafter.

            9.4 Actions in Discretion of Agents; Instructions From the Banks.

            The Administrative Agent and each Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Administrative Agent's or such Agent's rights, powers or discretion herein, provided that neither the Administrative Agent nor any Agent shall be required to take any action which exposes the Administrative Agent or any Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Administrative Agent and each Agent shall have authority, in their sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section 9.6 [Exculpatory Provisions, etc.]. Subject to the provisions of Section 9.6, no Lender shall have any right of action whatsoever against the Administrative Agent or any Agent as a result of the Administrative Agent or any Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Administrative Agent or the Agents, as the case may be.

            9.5 Reimbursement and Indemnification of Agents by the Borrower.

            The Borrower unconditionally agrees to pay or reimburse the Administrative Agent and each Agent and hold the Administrative Agent and each Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of outside counsel, appraisers and environmental consultants, incurred by the Administrative Agent or any Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents,
(ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (v) in connection with any Environmental Claim and/or Environmental Complaint threatened or asserted against the Administrative Agent or any Agent or the Lenders in any way relating to or arising out of this Agreement or any other Loan Documents (including, without limitation, the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights or remedies hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy or receivership proceedings or otherwise or in any workout or restructuring) and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or any Agent, in its capacity as such, in any way relating to or arising out of (i) this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent or any Agent hereunder or thereunder, and (ii) any Environmental Claim and/or Environmental Complaint in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent or any Agent hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Administrative Agent's or any Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld.

            9.6 Exculpatory Provisions; Limitation of Liability.

            Neither the Administrative Agent, any Agent nor any of their respective directors, officers, employees, agents, attorneys or Affiliates shall
(a) be liable to any Lender for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Lenders for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Lender, the Administrative Agent or any Agent or any of their respective Subsidiaries against the Administrative Agent, any Agent, any Lender or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and the Borrower (for itself and on behalf of each of its Subsidiaries), the Administrative Agent, each Agent and each Lender hereby waives, releases and agrees never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Lender agrees that, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent or any Agent hereunder or given to the Administrative Agent or any Agent for the account of or with copies for the Lenders, the Administrative Agent, each Agent and each of their respective directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Administrative Agent, any Agent or any of their directors, officers, employees, agents, attorneys or Affiliates.

            9.7 Reimbursement and Indemnification of Agents by the Lenders.

            Each Lender agrees to reimburse and indemnify the Administrative Agent and each Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Revolving Credit Ratable Share, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs, expenses or disbursements, including attorneys' fees and disbursements, and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent, the Agents, or any of them in their respective capacities as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent or any Agent hereunder or thereunder, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Administrative Agent's or any Agent's gross negligence or willful misconduct, as the case may be, or (b) if such Lender was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Lender shall remain liable to the extent such failure to give notice does not result in a loss to the Lender), or
(c) if the same results from a compromise and settlement agreement entered into without the consent of such Lender, which shall not be unreasonably withheld. In addition, each Lender agrees promptly upon demand to reimburse the Administrative Agent and each Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Revolving Credit Ratable Share, for all amounts due and payable by the Borrower to the Administrative Agent or the Agents, as the case may be in connection with the periodic audit of the Loan Parties' books, records and business properties by the Administrative Agent or the Agents.

            9.8 Reliance by Agents.

            The Administrative Agent and each Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Administrative Agent or any Agent. The Administrative Agent and each Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

            9.9 Notice of Default.

            Neither the Administrative Agent nor any Agent shall be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless such person has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

            9.10 Notices.

            Each of the Administrative Agent and each Agent agrees to promptly send to each Bank a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Administrative

Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

            9.11 Banks in Their Individual Capacities.

            With respect to its Revolving Credit Commitment, the Revolving Credit Loans, the Swing Loans, the issuance of any Letter of Credit made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Administrative Agent and each Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Administrative Agent or an Agent, as the case may be, and the term "Banks" shall, unless the context otherwise indicates, include the Administrative Agent and each Agent in its individual capacity. PNC Bank and its Affiliates, JPMorgan Chase and its Affiliates, each other Agent and its Affiliates, and each of the Lenders and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with the Loan Parties and their Affiliates, in the case of the Administrative Agent or any Agent, as though it were not acting as Administrative Agent or Agent, as the case may be, hereunder and in the case of each Lender, as though such Lender were not a Lender hereunder. The Lenders acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates or any Agent or its respective Affiliates may (i) receive information regarding the Loan Parties (including information that may be subject to confidentiality obligations in favor of the Loan Parties) and acknowledge that neither the Administrative Agent nor any Agent shall be under any obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

            9.12 Holders of Notes.

            The Administrative Agent and each Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the Agents. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

            9.13 Equalization of Lenders.

            The Lenders and the holders of any participations in any Commitments or Loans or other rights or obligations of a Lender hereunder agree among themselves that, with respect to all amounts received by any Lender or any such holder for application on any Obligation hereunder or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Lenders and such holders in proportion to their interests in payments on the Loans, except as otherwise provided in Sections 3.4.3 [Administrative Agent's and Lender's Rights], 4.4.2 [Replacement of a Lender] or 4.5 [Additional Compensation in Certain Circumstances]. The Lenders or any such holder receiving any such amount shall purchase for cash from each of the other Lenders an interest in such Lender's Loans in such amount as shall result in a ratable participation by the Lenders and each such holder in the aggregate unpaid amount of the Loans, provided that if all or any portion of such excess amount is thereafter recovered from the Lender or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Lender or the holder making such purchase.

            9.14 Successor Agents.

            Any Agent or the Administrative Agent (i) may resign as Agent or Administrative Agent, as the case may be or (ii) shall resign if such resignation is requested by the Required Banks (if the Agent or Administrative Agent is a Bank, such Agent's or Administrative Agent's Loans and Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 4.4.2 [Replacement of a Lender], in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrower. If any Agent or the Administrative Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor to such Agent or Administrative Agent, as the case may be, for the Banks, subject to the consent of the Borrower, such consent not to be unreasonably withheld (provided, that, no consent of the Borrower shall be required during any period when an Event of Default exists and is continuing), or (b) if a successor Agent or Administrative Agent shall not be so appointed and approved within the thirty (30) day period following an Agent's or the Administrative Agent's notice, as the case may be, to the Banks of its resignation, then the resigning Administrative Agent or resigning Agent, as the case may be, shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld (provided, that, no consent of the Borrower shall be required during any period when an Event of Default exists and is continuing), a successor who shall be a Bank shall serve as Administrative Agent or Agent, as the case may be, until such time as the Required Banks appoint and the Borrower consents to the appointment of a successor to such resigning Administrative Agent or Agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor Administrative Agent or Agent shall succeed to the rights, powers and duties of the resigning Administrative Agent or Agent, as the case may be, and the terms "Agent" and "Administrative Agent" shall mean such successor Agent or Administrative Agent, as the case may be, effective upon its appointment, and the former Administrative Agent's or Agent's rights, powers and duties as an Agent or Administrative Agent shall be terminated without any other or further act or deed on the part of such former Agent or Administrative Agent or any of the parties to this Agreement. After the resignation of the Administrative Agent or any Agent hereunder, the provisions of this Section 9 shall inure to the benefit of such former Administrative Agent and each former Agent, and such former Administrative Agent and each former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was Administrative Agent or an Agent under this Agreement.

            9.15 Administrative Agent's Fees.

            The Borrower shall pay to the Administrative Agent a nonrefundable fee (the "Administrative Agent's Fee") for the Administrative Agent's services hereunder under the terms of a letter (the "Administrative Agent's Letter") between the Borrower and the Administrative Agent, as amended from time to time.

            9.16 Availability of Funds.

            The Administrative Agent may assume that each Lender has made or will make the proceeds of a Loan available to the Administrative Agent unless the Administrative Agent shall have been notified by such Lender on or before the later of (1) the close of business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Administrative Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 9.16 or using proceeds deposited with the Administrative Agent by the Lenders and whether such funding occurs before or after the time on which Lenders are required to deposit the proceeds of such Loan with the Administrative Agent). The Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three (3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

            9.17 Calculations.

            In the absence of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error in computing the amount payable to any Lender whether in respect of the Loans, fees or any other amounts due to the Lenders under this Agreement. In the event an error in computing any amount payable to any Lender is made, the Administrative Agent, the Borrower and each affected Lender shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

            9.18 Certain Releases of Guarantors and Collateral.

            It is expressly agreed that, upon the written request of the Borrower (accompanied by such certificates and other documentation as the Administrative Agent may reasonably request) the Administrative Agent on behalf of the Lenders and without any consent or action by any Lender, may, so long as no Event of Default exists after giving effect thereto, release: (i) any Collateral, Additional Collateral or any Guarantor from a Guaranty Agreement, in either case, in connection with any sale, transfer, lease, disposition, merger, Permitted Receivables Financing or other transaction permitted by this Agreement, or (ii) any Subsidiary from the Guaranty Agreement if such Subsidiary is no longer a Significant Subsidiary.

            9.19 Beneficiaries.

            Except as expressly provided herein, the provisions of this Section 9 are solely for the benefit of the Administrative Agent, each Agent and the Lenders, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent and each Agent shall act solely as the Administrative Agent or Agent, as the case may be, of the Lenders and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

            9.20 No Reliance on Administrative Agent's Customer Identification Program.

            Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the "CIP Regulations"), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or such other Laws.

                        10. MISCELLANEOUS

            10.1 Modifications, Amendments or Waivers.

            With the written consent of the Required Banks, the Administrative Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that no such agreement, waiver or consent may be made which will:

                  10.1.1 Increase of Revolving Credit Commitments; Extension of
                        Expiration Date; Modification of Terms of Payment.

                  Without the written consent of all Banks, increase the amount of the Revolving Credit Commitment of any Bank hereunder, extend the Expiration Date, whether or not any Revolving Credit Loans are outstanding, extend the time for payment of principal or interest of any Revolving Credit Loan, the Commitment Fee or any other fee payable to any Bank

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

which has a Revolving Credit Commitment, reduce the principal amount of or the rate of interest borne by any Revolving Credit Loan, reduce the rate of the Commitment Fee or any other fee payable to any Bank which has a Revolving Credit Commitment;

                  10.1.2 Release of Guarantor.

                  Except as set forth in Section 9.18, without the written consent of all Banks, release any Guarantor from its Obligations under the Guaranty Agreement or any of the Collateral or any of the Additional Collateral for any of the Loan Parties' Obligations; or

                  10.1.3 Miscellaneous.

                  Without the written consent of all Banks, amend Sections 4.2 [Pro Rata Treatment of Banks], 9.6 [Exculpatory Provisions, etc.] or 9.13 [Equalization of Lenders] or this Section 10.1, alter any provision regarding the pro rata treatment of the Lenders, change the definition of Required Banks, or change any requirement providing for the Lenders, all the Lenders or the Required Banks to authorize the taking of any action hereunder; provided, further, that no agreement, waiver or consent which would modify the interests, rights or obligations of any Agent in its capacity shall be effective without the written consent of such Agent; no agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent in its capacity shall be effective without the written consent of the Administrative Agent; and no agreement, waiver or consent which would modify the interests, rights or obligations of any Issuing Bank as the issuer of Letters of Credit shall be effective without the written consent of such Issuing Bank.

            10.2 No Implied Waivers; Cumulative Remedies; Writing Required.

            No course of dealing and no delay or failure of the Administrative Agent, any Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent, each Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Lender of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

            10.3 Reimbursement and Indemnification of Lenders by the Borrower; Taxes.

            The Borrower agrees unconditionally upon demand to pay or reimburse to each Lender (other than the Administrative Agent and the Agents, as to which the Borrower's Obligations are set forth in Section 9.5 [Reimbursement and Indemnification of Agents by the Borrower]) and to save such Lender harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of outside counsel) for each Lender (except with respect to (A) and (B) below), incurred by such Lender (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (e) in connection with any Environmental Claim and/or Environmental Complaint threatened or asserted against the Lenders in any way relating to or arising out of this Agreement or any other Loan Documents (including, without limitation, the protection, preservation, exercise or enforcement or any of the terms hereof or of any rights or remedies hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy or receivership proceedings or otherwise or in any workout or restructuring), or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Lender, in its capacity as such, in any way relating to or arising out of (y) this Agreement or any other Loan Documents or any action taken or omitted by such Lender hereunder or thereunder, and (z) any Environmental Claim and/or Environmental Complaint in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Lender hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Lender's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. None of the Agents nor any Lender shall be liable for any damages arising from the use by unauthorized persons of information or other materials sent through electronic, telecommunications, or other information transmission systems that are intercepted by such persons. None of the Agents nor any Lender shall be liable or responsible to the Borrower or other party hereto for any special, indirect, consequential or punitive damages in connection with the Loans or otherwise under or in connection with the Loan Documents, the transactions contemplated thereby or any of their respective obligations thereunder. The Lenders will attempt to minimize the fees and expenses of legal counsel for the Lenders which are subject to reimbursement by the Borrower hereunder by considering the use of one law firm to represent the Lenders, the Administrative Agent, and the Agents if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Administrative Agent, any Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Administrative Agent, each Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

            10.4 Holidays.

            Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day, such payment shall be due on the next Business Day and such extension of time shall be included in computing interest and fees, except that the Revolving Credit Loans and Swing Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 3.2 [Interest Periods] with respect to Interest Periods under the Euro-Rate Option), and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

            10.5 Funding by Branch, Subsidiary or Affiliate.

                  10.5.1 Notional Funding.

                  Each Lender shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 10.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Lender) of such Lender to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section 4.5 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Lender without regard to such Lender's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Lender.

                  10.5.2 Actual Funding.

                  Each Lender shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Lender to make or maintain such Loan subject to the last sentence of this
Section 10.5.2. If any Lender causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Lender, but in no event shall any Lender's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Lender or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Lender (including any expenses incurred or payable pursuant to Section 4.5 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

            10.6 Notices.

            All notices, requests, demands, directions and other communications (as used in this Section 10.6, collectively referred to as "notices") given to or made upon any party hereto under the provisions of this Agreement shall be by telephone or in writing (including telex or facsimile communication) unless otherwise expressly permitted hereunder and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective (a) in the case of telex or facsimile, when received, (b) in the case of hand-delivered notice, when hand-delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective, telephonic notices must be confirmed in writing no later than the next day by letter, facsimile or telex,
(d) if given by mail, four (4) days after such communication is deposited in the mail with first-class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, that notices to the Agents or to the Administrative Agent shall not be effective until received. Any Lender giving any notice to the Borrower shall simultaneously send a copy thereof to the Administrative Agent, and the Administrative Agent shall promptly notify the other Lenders of the receipt by it of any such notice. Any notice delivered to the Borrower shall be deemed to be notice to the Loan Parties and shall be binding upon all of the Loan Parties.

            10.7 Severability.

            The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

            10.8 Governing Law.

            Each Letter of Credit and Section 2.9 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles, and the balance of this Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

            10.9 Prior Understanding.

            This Agreement, the Third Amendment Fee Letter and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

            10.10 Duration; Survival.

            All representations and warranties of the Borrower contained herein or made by any Loan Party in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Administrative Agent, any Agent or the Lenders, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Borrower contained in Sections 7.1 [Affirmative Covenants], 7.2 [Negative Covenants] and
7.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in Section 4 [Payments] and Sections 9.5 [Reimbursement and Indemnification of Agents by the Borrower], 9.7 [Reimbursement and Indemnification of Agents by Lenders] and 10.3 [Reimbursement and Indemnification of Lenders by the Borrower, etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

            10.11 Successors and Assigns.

                  10.11.1 Binding Effect; Assignments by Borrower.

                  This Agreement shall be binding upon and shall inure to the benefit of the Lenders, the Agents, the Administrative Agent, the Issuing Banks, the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights and Obligations hereunder or any interest herein without the consent of all of the Banks.

                  10.11.2 Assignments and Participations by Banks.

                  (a) This Section shall apply to any assignment or participation by a Lender of its Loans, Letters of Credit Outstanding or Commitments. Each Bank may, at its own cost, make assignments of all or any part of its Revolving Credit Commitment and Revolving Credit Loans, and its Revolving Credit Ratable Share of Letters of Credit Outstanding to one or more banks or other entities, subject to the consent of the Borrower (which consent shall not be required during any period in which an Event of Default exists), the applicable Issuing Banks, and the Administrative Agent with respect to any assignee, such consents not to be unreasonably withheld, provided, however, that consent of neither the Borrower, the Administrative Agent nor any Issuing Bank shall be required for any assignment by a Lender to an Affiliate of such Lender (so long as the assigning Lender provides notice of such assignment to the Administrative Agent and pays to the Administrative Agent the $3,500 service fee as hereinafter provided in this Section 10.11.2(a)), and provided further, that assignments may not be made in amounts less than $5,000,000 (unless such assignment is an assignment of all of a Bank's Loans or Commitments or unless such assignment is made by a Lender to an Affiliate of such Lender or to another Lender). Each Lender may, at its own cost, grant participations in all or any part of its Revolving

Credit Commitment and the Revolving Credit Loans made by it and of its Revolving Credit Ratable Share of Letters of Credit Outstanding to one or more banks or other entities, without the consent of any party hereto. In the case of an assignment of all or any portion of a Revolving Credit Commitment, upon receipt by the Administrative Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments in Section 2.1 shall be adjusted accordingly, and upon surrender of any Revolving Credit Note subject to such assignment, the Borrower shall execute and deliver a new Revolving Credit Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note to the assigning Bank in an amount equal to the Revolving Credit Commitment retained by it hereunder. Any assigning Lender shall pay to the Administrative Agent a service fee in the amount of $3,500 for each assignment, which amount shall not be subject to reimbursement or indemnification by the Borrower. In the case of a participation, the participant shall have only the rights specified in Section
8.2.3 [Set-Off] (the participant's rights against the selling Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 10.1.1, 10.1.2 and 10.1.3), all of such Lender's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Lender had not sold such participation.

                  (b) Designation.

                        (i) Notwithstanding anything to the contrary contained herein, any Lender (a "Designating Lender") may grant to one or more special purpose funding vehicles (each, an "SPV"), identified as such in writing from time to time by the Designated Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Revolving Credit Loan that such Designating Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (x) nothing herein shall constitute a commitment by any SPV to make any Revolving Credit Loan, (y) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Revolving Credit Loan, the Designating Lender shall be obligated to make such Revolving Credit Loan pursuant to the terms hereof and (z) the Designating Lender shall remain liable for any indemnity or other payment obligation with respect to its Commitment hereunder. The making of a Revolving Credit Loan by an SPV hereunder shall utilize the Commitment of the Designating Lender to the same extent, and as if, such Revolving Credit Loan were made by such Designating Lender.

                        (ii) As to any Revolving Credit Loans or portion thereof made by it, each SPV shall have all the rights that a Lender making such Revolving Credit Loans or portion thereof would have had under this Agreement; provided, however, that each SPV shall have granted to its Designating Lender an irrevocable power of attorney, to deliver and receive all communications and notices under this Agreement (and any Loan Documents) and to exercise, on such SPV's behalf, all of such SPV's voting rights under this Agreement. No additional Note shall be required to evidence the Revolving Credit Loans or portion thereof made by an SPV; and the related Designating Lender shall be deemed to hold its Note as agent for such SPV to the extent of the Revolving Credit Loans or portion thereof funded by such SPV. In addition, any payments for the account of any SPV shall be paid to its Designating Lender as agent for such SPV. Notwithstanding any term or condition hereof, no SPV, unless it shall have become a Lender hereunder in accordance with the terms of Section 10.11.2(a), shall be a party hereto or have any right to vote or give or withhold its consent under this Agreement. The Administrative Agent shall have no duty or obligation to give any notices required to be delivered hereunder to any SPV.

                        (iii) Each party hereto hereby agrees that no SPV shall be liable for any indemnity or payment under this Agreement for which a Lender would otherwise be liable. In furtherance of the foregoing, each party hereto hereby agrees (which agreements shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the later of (x) payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, (y) the payment in full of all Revolving Credit Loans, and (z) the termination of all Commitments, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof, provided that the Designating Lender for each SPV hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage and expense arising out of the inability to institute any such proceeding against such SPV.

                        (iv) In addition, notwithstanding anything to the contrary contained in this Section 10.11.2(b) or otherwise in this Agreement (other than the proviso set forth directly below in this Section 10.11.2(b), any SPV may (y) with notice to, but without the prior written consent of the Borrower or the Administrative Agent, at any time and without paying any processing fee therefor, assign or participate all or a portion of its interest in any Revolving Credit Loans to the Designating Lender or to any financial institutions providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Revolving Credit Loans and (z) disclose on a confidential basis any non public information relating to its Revolving Credit Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancements to such SPV; provided, however, that in no event may any non-public financial information provided by the Borrower under Section 7.3 [Reporting Requirements] be provided by any SPV to any other Person. In no event shall the Borrower be obligated to pay to any SPV that has made a Revolving Credit Loan any greater amount than the Borrower would have been obligated to pay under this Agreement if the Designating Lender had made such Revolving Credit Loan. This Section 10.11.2(b) may not be amended without the written consent of any Designating Lender affected thereby.

                  10.11.3 Non-U.S. Assignees and Participants.

                  Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Administrative Agent the form of certificate described in
Section 10.17 relating to federal income tax withholding. Each Lender may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its

Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section
10.12 [Confidentiality].

                  10.11.4 Assignments by Lenders to Federal Reserve Banks.

                  Notwithstanding any other provision in this Agreement, any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Notes (if any) and the other Loan Documents to any Federal Reserve Bank without notice to or consent of the Borrower and the Administrative Agent. No such pledge or grant of a security interest shall release the transferor Lender of its obligations hereunder or under any other Loan Document. In no event shall such Federal Reserve Bank, as a result of such pledge or grant of a security interest, be considered to be a "Lender" hereunder or be entitled to require the assigning Lender to take or omit to take any action hereunder. For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section 10.11 concerning assignments relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including any pledge or assignment by a Lender to any Federal Reserve Bank in accordance with applicable law.

            10.12 Confidentiality.

                  10.12.1 General.

                  The Agents, the Administrative Agent and the Lenders each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agents, the Administrative Agent and the Lenders shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the execution, administration and enforcement of this Agreement, subject to the agreement of such Persons to maintain the confidentiality, (ii) to assignees and participants as contemplated by Section
10.11 [Successors and Assigns], (iii) to any direct or indirect contractual counterparty in any swap, hedge, securitization or similar agreement or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 10.12) (iv) to the extent requested by any bank regulatory authority or, with notice to the Borrower as permitted by applicable Law, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (v) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, (vi) any nationally recognized rating agency that requires access to information about the Lender's investment portfolio, (vii) in connection with the exercise, preservation or protection of any right or remedy hereunder or under the other Loan Documents, applicable law or in equity, or (viii) if the Borrower shall have consented to such disclosure. Notwithstanding anything herein to the contrary, the information subject to this Section 10.12.1 shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Income Tax Regulation
Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

                  10.12.2 Sharing Information With Affiliates of the Lenders.

                  The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and the Borrower (on its own behalf and on behalf of its Subsidiaries) hereby authorizes each Lender to share any information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of Section 10.12.1 as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

            10.13 Counterparts.

            This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

            10.14 Agent's or Lender's Consent.

            Whenever the Administrative Agent's, any Agent's or any Lender's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Administrative Agent, each Agent and each Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

            10.15 Exceptions.

            The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

            10.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL.

            THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS PROVIDED FOR IN SECTION 10.6 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. THE BORROWER, THE AGENTS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, THE COLLATERAL OR THE ADDITIONAL COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

            10.17 Certifications from Lenders and Participants.

                  10.17.1 Tax Withholding.

            Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the U. S. or a state thereof (and, upon the written request of the Administrative Agent, each other Lender or assignee or participant of a Lender) agrees that it will deliver to each of the Borrower and the Administrative Agent two (2) duly completed appropriate valid Withholding Certificates (as defined under Section 1.1441-1(c)(16) of the Income Tax Regulations) certifying its status (i.e., U.S. or foreign Person) and, if appropriate, making a claim of reduced, or exemption from, U.S. withholding tax on the basis of an income tax treaty or an exemption provided by the Internal Revenue Code. The term "Withholding Certificate" includes a Form W-9; Form W-8BEN; Form W-8ECI; or, Form W-8IMY, and the related statements and certifications as required under Section 1.1441-1(c)(3) of the Income Tax Regulations; a statement described in Section 1.871-14(c)(2)(v) of the Income Tax Regulations; or, any other certificates under the Internal Revenue Code or Income Tax Regulations that certify or establish the status of a payee or beneficial owner as a U.S. or foreign Person. Each Lender, assignee or participant required to deliver to the Borrower and the Administrative Agent a valid Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows: (A) each Lender which is a party hereto on the Restatement Effective Date shall deliver such valid Withholding Certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Lender; (B) each assignee or participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Administrative Agent in its sole discretion shall permit such assignee or participant to deliver such Withholding Certificate less than five (5) Business Days before such date in which case it shall be due on the

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date specified by the Administrative Agent). Each Lender, assignee or participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of the Borrower and the Administrative Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of, or exemption from U.S. withholding tax, the Administrative Agent shall be entitled to withhold U. S. federal income taxes at the full withholding rate, unless the Lender, assignee or participant establishes pursuant to the foregoing that it is entitled to an exemption or that it is subject to a reduced rate, or if in its reasonable judgment the Administrative Agent is not required to do so under the due diligence requirements imposed upon a withholding agent under Section 1.1441-7(b) of the Income Tax Regulations. The Administrative Agent shall be indemnified under
Section 1.1461-1(e) of the Income Tax Regulations against any claims and demands of any Lender or assignee or participant of a Lender for the amount of any tax it deducts and withholds in accordance with regulations under Section 1441 of the Internal Revenue Code.

                  10.17.2 USA Patriot Act.

            Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the U. S. or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the U.S. or foreign county, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Administrative Agent the certification, or, if applicable, recertification, certifying that such Lender is not a "shell" and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (1) within 10 days after the Second Restatement Effective Date, and (2) as such other times as are required under the USA Patriot Act.

            10.18 Requirements for Significant Subsidiaries.

                  10.18.1 Guaranties and Collateral

            Each Significant Subsidiary of the Borrower shall: (i) in the case of a Subsidiary which is not a party to the Guaranty Agreement, execute and deliver to the Administrative Agent a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; (ii) pledge the equity interests it owns in any other Significant Subsidiary to the Collateral Agent for the benefit of the Lenders on a first priority perfected basis pursuant to the Pledge Agreements, (iii) execute and deliver to the Administrative Agent documents, modified as appropriate to relate to such Subsidiary, in the forms described in Section 6.1.1 [Officer's Certificate],
6.1.2 [Secretary's Certificate], 6.1.4 [Opinion of Counsel], 6.1.8 [Officer's Certificate Regarding No Material Adverse Change and Solvency], 6.1.11 [Insurance], (iv) cause all of the issued and outstanding capital stock, partnership interests, member interests or other equity interest of such

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Significant Subsidiary that are owned by the Borrower or another Subsidiary of the Borrower to be pledged on a first priority perfected basis to the Collateral Agent for the benefit of the Lenders pursuant to the Pledge Agreements, and (v) deliver to the Administrative Agent such other documents and agreements as the Administrative Agent may reasonably request, with all documents and agreements delivered and all actions taken as required by this Section 10.18.1 to be to the satisfaction of the Administrative Agent.

                  10.18.2 Additional Collateral

            Each Significant Subsidiary which is formed or acquired after the Additional Collateral Trigger Date and each Subsidiary which becomes a Significant Subsidiary after the Additional Collateral Trigger Date shall: (i) execute and deliver to the Administrative Agent for the benefit of the Lenders Additional Collateral Documents in form and substance satisfactory to the Administrative Agent, including without limitation Security Agreements, Patent, Trademark and Copyright Security Agreements, and Mortgages necessary to grant first priority perfected liens and security interests (subject only to Permitted Liens) in favor of the Lenders in the following assets of the such Significant Subsidiary (subject to the discretion of the Administrative Agent to exclude any of the following assets from the Additional Collateral in the event that the taking of Liens upon such assets is impractical, prohibited by law or commercially unreasonable in the Administrative Agent's judgment): accounts, inventory, furniture, fixtures, improvements, as-extracted collateral, general intangibles, coal supply agreements, other material contracts, coal reserves, mineral rights, the NRP Interests, any material Property of any such Significant Subsidiary and any other assets of any such Significant Subsidiary as the Administrative Agent in its sole discretion may request, (ii) deliver opinions of legal counsel, with respect to such Significant Subsidiary, including opinions of local counsel in each applicable jurisdiction, as such opinions may be reasonably required by the Administrative Agent and with such opinions to be satisfactory in form, scope and substance to the Administrative Agent in its reasonable discretion, (ii) Additional Indemnity Agreements, (iii) Landlord Waivers, and (iv) title commitments or title reports with respect to any Property of such Significant Subsidiary which is subject to any Mortgage evidencing that such Property is free and clear of any and all defects and encumbrances whatsoever and is subject only to such exceptions as may be approved in writing by the Administrative Agent.

            10.19 Amendment and Restatement; No Novation.

            This Agreement amends and restates in its entirety the Original Credit Agreement; and, Borrower confirms that the Original Credit Agreement, the Collateral Documents, the other Loan Documents and the Collateral for the Obligations thereunder (as all such capitalized terms are defined in the Original Credit Agreement) have at all times, since the date of the execution and delivery of such documents, remained in full force and effect and continued to secure such obligations which are continued as the Obligations hereunder as amended hereby; and, all such Collateral (as defined in the Original Credit Agreement), pursuant to the Collateral Documents hereunder shall continue to secure the Obligations hereunder. The Revolving Credit Loans and Swing Loans hereunder are a continuation of and refinance the Revolving Credit Loans and Swing Loans under (and as such terms are defined in) the Original Credit Agreement. Borrower and Administrative Agent acknowledge and agree that the amendment and restatement of the

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Original Credit Agreement by this Agreement is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Original Credit Agreement and other Loan Documents thereunder or the collateral security therefor and this Agreement and the other Loan Documents are entitled to all rights and benefits originally pertaining to the Original Credit Agreement and the other Loan Documents (as such term is defined therein). All Notes existing on the Second Restatement Effective Date remain in full force and effect and this Agreement is not intended to constitute, and does not constitute a novation or satisfaction of the Obligations represented by the Notes.

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